UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21339

Morgan Stanley Institutional Liquidity Funds

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: October 31,

Date of reporting period: October 31, 2022

Item 1 - Report to Shareholders

Morgan Stanley Institutional
Liquidity Funds

ESG Money Market Portfolio

Prime Portfolio

Government Portfolio

Government Securities Portfolio

Treasury Portfolio

Treasury Securities Portfolio

Tax-Exempt Portfolio

Annual Report

October 31, 2022

2022 Annual Report

October 31, 2022

Table of Contents (unaudited)

Shareholders' Letter	2
Performance Summary	3
Expense Examples	4
Investment Overview & Portfolio of Investments:
ESG Money Market Portfolio	6
Prime Portfolio	13
Government Portfolio	21
Government Securities Portfolio	30
Treasury Portfolio	35
Treasury Securities Portfolio	41
Tax-Exempt Portfolio	46
Statements of Assets and Liabilities	50
Statements of Operations	54
Statements of Changes in Net Assets	56
Financial Highlights	64
Notes to Financial Statements	79
Report of Independent Registered Public Accounting Firm	87
Investment Advisory Agreement Approval	88
Federal Income Tax	91
U.S. Customer Privacy Notice	92
Trustee and Officer Information	95

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Liquidity Funds (the "Trust"). To receive a prospectus and/or Statement of Additional Information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (888) 378-1630. Please read the prospectus carefully before you invest or send money.

Additionally, you can access information about the Trust including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/liquidityshareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a fund will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust. Please see the prospectus for more complete information on investment risks.

2022 Annual Report

October 31, 2022

Shareholders' Letter (unaudited)

Dear Shareholders:

We are pleased to present the Morgan Stanley Institutional Liquidity Funds (the "Trust") Annual Report for the period ended October 31, 2022. The Trust currently offers seven funds (ESG Money Market, Prime, Government, Government Securities, Treasury, Treasury Securities and Tax-Exempt), which together are designed to provide flexible cash management options. The Trust's funds provide investors with a means to help them meet specific cash investment needs, whether they need a rated fund, capital preservation, or tax-efficient returns.

Sincerely,

John H. Gernon
President and Principal Executive Officer

November 2022

2022 Annual Report

October 31, 2022

Performance Summary (unaudited)

The seven-day current and seven-day effective yields (effective yield assumes an annualization of the current yield with all dividends reinvested) as of October 31, 2022 were as follows:

	Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class		Select Class		CastleOak Shares Class		Impact Class*
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Fund:
ESG Money Market	3.10%	3.14%	3.05%	3.09%	N/A	N/A	N/A	N/A	2.85%	2.89%	2.60%	2.63%	2.95%	2.99%	—	—	3.10%	3.14%	—	—
Prime	3.10%	3.15%	3.05%	3.10%	N/A	N/A	N/A	N/A	2.85%	2.89%	N/A	N/A	2.95%	3.00%	—	—	3.11%**	3.16%**	3.11%	3.15%
Government	2.88%	2.93%	2.83%	2.87%	2.78%	2.82%	2.73%	2.77%	2.63%	2.67%	2.38%	2.41%	2.73%	2.77%	2.08%	2.10%	2.88%	2.93%	2.88%	2.93%
Government Securities	2.81%	2.85%	2.76%	2.79%	2.71%	2.74%	2.66%	2.69%	2.56%	2.59%	2.56%	2.59%	2.66%	2.70%	—	—	—	—	—	—
Treasury	2.85%	2.89%	2.80%	2.84%	2.75%	2.79%	2.70%	2.74%	2.60%	2.63%	2.35%	2.38%	2.70%	2.74%	2.05%	2.07%	—	—	—	—
Treasury Securities	3.03%	3.07%	2.98%	3.02%	2.93%	2.97%	2.88%	2.92%	2.78%	2.81%	2.53%	2.56%	2.88%	2.92%	2.22%	2.25%	—	—	—	—
Tax-Exempt	2.00%	2.02%	1.95%	1.97%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.85%	1.87%	—	—	—	—	—	—
	Non-Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class		Select Class		CastleOak Shares Class		Impact Class*
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Fund:
ESG Money Market	3.07%	3.12%	3.02%	3.07%	N/A	N/A	N/A	N/A	2.83%	2.87%	2.58%	2.61%	2.92%	2.96%	—	—	3.07%	3.12%	—	—
Prime	3.09%	3.14%	3.04%	3.09%	N/A	N/A	N/A	N/A	2.85%	2.89%	N/A	N/A	2.94%	2.99%	—	—	3.10%**	3.15%**	3.10%	3.15%
Government	2.84%	2.88%	2.79%	2.83%	2.74%	2.78%	2.69%	2.73%	2.59%	2.63%	2.34%	2.37%	2.69%	2.73%	2.04%	2.06%	2.84%	2.88%	2.84%	2.88%
Government Securities	2.78%	2.82%	2.73%	2.77%	2.68%	2.72%	2.63%	2.66%	2.53%	2.56%	2.28%	2.30%	2.63%	2.66%	—	—	—	—	—	—
Treasury	2.84%	2.88%	2.79%	2.83%	2.74%	2.78%	2.69%	2.73%	2.59%	2.63%	2.34%	2.37%	2.69%	2.73%	2.05%	2.07%	—	—	—	—
Treasury Securities	3.02%	3.07%	2.97%	3.01%	2.92%	2.97%	2.87%	2.91%	2.77%	2.81%	2.52%	2.55%	2.87%	2.91%	2.22%	2.25%	—	—	—	—
Tax-Exempt	1.81%	1.82%	1.75%	1.76%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.66%	1.67%	—	—	—	—	—	—

*  Commenced offering on March 29, 2022.

**  Commenced offering on October 4, 2022.

The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown.

Government, Government Securities, Treasury and Treasury Securities are STABLE NET ASSET VALUE ("NAV") FUNDS. You could lose money by investing in these Funds. Although the Funds seek to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in these Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Morgan Stanley and its affiliates (the "sponsor") has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time. ESG Money Market, Prime and Tax-Exempt are FLOATING NAV FUNDS. You could lose money by investing in these Funds. Because the share price of these Funds will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Funds may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Funds' liquidity falls below required minimums because of market conditions or other factors. An investment in these Funds is not insured or guaranteed by the FDIC or any other government agency. The Funds' sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time. Please read the Trust's prospectuses carefully before you invest or send money.

The Tax-Exempt Portfolio may invest a portion of its total assets in bonds that may subject certain investors to the federal Alternative Minimum Tax ("AMT"). Investors should consult their tax adviser for further information on tax implications.

Yield quotation more closely reflects the current earnings of the Funds than the total return. As with all money market funds, yields will fluctuate as market conditions change and the seven-day yields are not necessarily indicative of future performance.

2022 Annual Report

October 31, 2022

Expense Examples (unaudited)

As a shareholder of a Fund, you incur ongoing costs, which might include advisory fees, administration fees, administration plan fees, service and shareholder administration plan fees, distribution plan fees, shareholder services fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2022 and held for the entire six-month period.

Actual Expenses

The table on the following page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table on the following page provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information for each class in the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

2022 Annual Report

October 31, 2022

Expense Examples (unaudited) (cont'd)

	Beginning Account Value 5/1/22	Actual Ending Account Value 10/31/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period		Hypothetical Expenses Paid During Period		Net Expense Ratio During Period***
ESG Money Market Portfolio Institutional Class	$1,000.00	$1,009.70	$1,024.07	$1.01	*	$1.01	*	0.20%
ESG Money Market Portfolio Institutional Select Class	1,000.00	1,009.46	1,023.82	1.26	*	1.27	*	0.25
ESG Money Market Portfolio Advisory Class	1,000.00	1,008.44	1,022.81	2.27	*	2.28	*	0.45
ESG Money Market Portfolio Participant Class	1,000.00	1,007.18	1,021.56	3.52	*	3.55	*	0.70
ESG Money Market Portfolio Cash Management Class	1,000.00	1,008.94	1,023.31	1.76	*	1.78	*	0.35
ESG Money Market Portfolio CastleOak Shares Class	1,000.00	1,009.70	1,024.07	1.01	*	1.01	*	0.20
Prime Portfolio Institutional Class	1,000.00	1,009.76	1,024.17	0.91	*	0.91	*	0.18
Prime Portfolio Institutional Select Class	1,000.00	1,009.50	1,023.87	1.16	*	1.17	*	0.23
Prime Portfolio Advisory Class	1,000.00	1,008.39	1,023.01	2.06	*	2.08	*	0.41
Prime Portfolio Cash Management Class	1,000.00	1,009.09	1,023.41	1.66	*	1.67	*	0.33
Prime Portfolio CastleOak Shares Class	1,000.00	1,002.36	1,003.70	0.14	**	0.14	**	0.18
Prime Portfolio Impact Class	1,000.00	1,009.74	1,024.17	0.91	*	0.91	*	0.18
Government Portfolio Institutional Class	1,000.00	1,008.84	1,024.22	0.86	*	0.86	*	0.17
Government Portfolio Institutional Select Class	1,000.00	1,008.59	1,023.97	1.11	*	1.12	*	0.22
Government Portfolio Investor Class	1,000.00	1,008.33	1,023.71	1.36	*	1.37	*	0.27
Government Portfolio Administrative Class	1,000.00	1,008.08	1,023.46	1.61	*	1.62	*	0.32
Government Portfolio Advisory Class	1,000.00	1,007.57	1,022.96	2.11	*	2.13	*	0.42
Government Portfolio Participant Class	1,000.00	1,006.33	1,021.71	3.37	*	3.40	*	0.67
Government Portfolio Cash Management Class	1,000.00	1,008.08	1,023.46	1.61	*	1.62	*	0.32
Government Portfolio Select Class	1,000.00	1,004.99	1,020.41	4.67	*	4.71	*	0.93
Government Portfolio CastleOak Shares Class	1,000.00	1,008.84	1,024.22	0.86	*	0.86	*	0.17
Government Portfolio Impact Class	1,000.00	1,008.83	1,024.22	0.86	*	0.86	*	0.17
Government Securities Portfolio Institutional Class	1,000.00	1,008.07	1,024.07	1.01	*	1.01	*	0.20
Government Securities Portfolio Institutional Select Class	1,000.00	1,007.82	1,023.82	1.26	*	1.27	*	0.25
Government Securities Portfolio Investor Class	1,000.00	1,007.57	1,023.56	1.51	*	1.52	*	0.30
Government Securities Portfolio Administrative Class	1,000.00	1,007.32	1,023.31	1.76	*	1.78	*	0.35
Government Securities Portfolio Advisory Class	1,000.00	1,006.80	1,022.81	2.26	*	2.28	*	0.45
Government Securities Portfolio Participant Class	1,000.00	1,006.80	1,022.81	2.26	*	2.28	*	0.45
Government Securities Portfolio Cash Management Class	1,000.00	1,007.31	1,023.31	1.76	*	1.78	*	0.35
Treasury Portfolio Institutional Class	1,000.00	1,008.63	1,024.07	1.01	*	1.01	*	0.20
Treasury Portfolio Institutional Select Class	1,000.00	1,008.38	1,023.82	1.26	*	1.27	*	0.25
Treasury Portfolio Investor Class	1,000.00	1,008.12	1,023.56	1.51	*	1.52	*	0.30
Treasury Portfolio Administrative Class	1,000.00	1,007.87	1,023.31	1.76	*	1.78	*	0.35
Treasury Portfolio Advisory Class	1,000.00	1,007.36	1,022.81	2.25	*	2.27	*	0.45
Treasury Portfolio Participant Class	1,000.00	1,006.12	1,021.56	3.52	*	3.55	*	0.70
Treasury Portfolio Cash Management Class	1,000.00	1,007.87	1,023.31	1.76	*	1.78	*	0.35
Treasury Portfolio Select Class	1,000.00	1,004.79	1,020.26	4.82	*	4.86	*	0.96
Treasury Securities Portfolio Institutional Class	1,000.00	1,007.88	1,024.17	0.91	*	0.91	*	0.18
Treasury Securities Portfolio Institutional Select Class	1,000.00	1,007.63	1,023.92	1.16	*	1.17	*	0.23
Treasury Securities Portfolio Investor Class	1,000.00	1,007.37	1,023.66	1.41	*	1.42	*	0.28
Treasury Securities Portfolio Administrative Class	1,000.00	1,007.12	1,023.41	1.66	*	1.67	*	0.33
Treasury Securities Portfolio Advisory Class	1,000.00	1,006.61	1,022.91	2.16	*	2.18	*	0.43
Treasury Securities Portfolio Participant Class	1,000.00	1,005.38	1,021.66	3.42	*	3.45	*	0.68
Treasury Securities Portfolio Cash Management Class	1,000.00	1,007.11	1,023.41	1.66	*	1.67	*	0.33
Treasury Securities Portfolio Select Class	1,000.00	1,004.14	1,020.46	4.57	*	4.61	*	0.91
Tax-Exempt Portfolio Institutional Class	1,000.00	1,005.93	1,024.32	0.75	*	0.76	*	0.15
Tax-Exempt Portfolio Institutional Select Class	1,000.00	1,005.78	1,024.07	1.01	*	1.01	*	0.20
Tax-Exempt Portfolio Cash Management Class	1,000.00	1,005.17	1,023.56	1.51	*	1.52	*	0.30

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183****/365 (to reflect the most recent one-half year period).

**  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 28****/365 (to reflect the actual days in the period).

***  Annualized.

****  Adjusted to reflect non-business day accruals.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited)

ESG Money Market Portfolio

The ESG Money Market Portfolio seeks preservation of capital daily liquidity and maximum current income. The Fund invests in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial and non-financial corporations. The Fund also invests in obligations of foreign governments and in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Fund's "Adviser," Morgan Stanley Investment Management Inc., believes that environmental, social and governance ("ESG") factors have the ability to impact the fundamental credit risk of an entity. The Fund's investment process incorporates information about ESG issues via an integrated approach within the Adviser's fundamental investment analysis framework. The Adviser may engage with management of certain issuers regarding corporate governance practices as well as what the Adviser deems to be materially important environmental and/or social issues facing a company. Under normal circumstances, the Fund will invest 100% of its net assets (excluding cash) in securities whose issuer or guarantor, in the Adviser's opinion at the time of purchase, meets the Fund's ESG criteria. The Fund now operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Fund is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2022, the Fund's Institutional Share Class had a total return of 1.01%. For the seven-day period ended October 31, 2022, the Fund's Institutional Share Class provided an annualized current yield of 3.10% (subsidized) and 3.07% (non-subsidized), while its 30-day moving average annualized yield was 3.07% (subsidized) and 3.04% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  The Federal Open Market Committee (FOMC or Committee) voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25% at the conclusion of its November 2021 meeting. In line with market expectations, the Committee announced it would start to taper its bond purchases in November 2021. To start, the Federal Reserve (Fed) reduced purchases of Treasury securities by $10 billion and mortgage-backed securities by $5 billion per month. Purchases were anticipated to be reduced each month, but the Committee "is prepared to adjust the pace of purchases if warranted by changes in the economic outlook." Additionally in November 2021, Jerome Powell was reappointed as chair of the Board of Governors of the Federal Reserve System for a second term.

•  At the December 2021 meeting, the FOMC voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25%. Of particular note, and in line with market expectations at the time, the FOMC announced that it would accelerate the winding down of its asset purchase program, increasing the reduction from $15 billion to $30 billion a month. This put the FOMC on pace to conclude the program around March 2022.

•  The December 2021 meeting included an update of the FOMC's summary of economic projections. The 2022 "dot plot" showed all 18 voting members believed a rate hike was appropriate in 2022, an increase from nine members in the September 2021 projection. The median expectation for the federal funds rate was 1.6% and 2.1% at the end of 2023 and 2024, respectively. The FOMC downgraded its 2021 real gross domestic product (GDP) forecast to 5.5% from 5.9% estimated in September 2021. The downgrade in GDP was attributed to rising COVID-19 case counts and supply chain bottlenecks. Additionally, the Committee increased its personal consumption expenditures (PCE) inflation projections to 5.3% for 2021, up from its September 2021 forecast of 4.2%. The 2022 PCE projections increased 40 basis points to 2.6%.(i) In addition, the FOMC estimated core PCE rising to 4.4% for 2021, higher than the 3.7% forecast in September 2021, but ultimately leveling out marginally above 2% in the years following.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited) (cont'd)

ESG Money Market Portfolio

•  Fourth quarter 2021 GDP growth picked up from the third quarter to an annualized rate of 6.9%, as consumers shopped early for the holiday season and businesses rebuilt inventories to meet pent-up demand, while the highly contagious omicron variant didn't begin spreading in the U.S. until the end of the quarter.(ii) Monthly non-farm payrolls averaged 435,000 in the fourth quarter of 2021.(iii) Headline consumer price index (CPI) inflation rose 7.0% in the 12 months ended December 2021, a level not seen since 1982.(iv)

•  The FOMC voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25% at the conclusion of its January 2022 meeting. With inflation running higher than expected, Chair Powell and the Committee signaled higher rates were on the horizon, saying, "it will soon be appropriate to raise the target range." Market data at the time expected the first interest rate hike in March 2022. In his press release, the chairman illustrated that the Federal Reserve's balance sheet was larger than it needed to be. While the FOMC stated the federal funds rate would be its main policy driver, it also was expected to reduce the size of the balance sheet later in the year. At the prior meeting in December 2021, the FOMC accelerated winding down its asset purchase program, and this was still expected to be completed in March 2022.

•  Fed Chair Powell and the FOMC did not meet in February 2022. Minutes from the January 2022 FOMC meeting, released in February, indicated that officials were concerned about the longer-term impacts to financial stability with continued accommodative monetary policy. Participants expressed that if inflation were to persist it's likely "appropriate" to tighten monetary policy at a "faster pace" than anticipated. At the time, some members believed reducing the balance sheet would also be "appropriate" in 2022.

•  The FOMC voted 8-1 to increase the federal funds target range by 0.25% to a range of 0.25% to 0.50% at the conclusion of its March 2022 meeting, the first increase since 2018. James Bullard was the only member voting against the 0.25% increase as he preferred an increase of 0.50%. The Fed noted that the Russia-Ukraine conflict is likely to cause "additional upward pressure" on inflation and weigh on GDP. The FOMC noted that job growth and economic activity "continue to strengthen," but acknowledged inflation is too high.

•  The March 2022 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2022 is approximately 1.9%, and then is expected to rise to approximately 2.5% in 2023. The 2022 median GDP growth projection was downgraded to 2.8% in March 2022 from 4.0% in December 2021. The 2023 and 2024 GDP growth forecasts remain unchanged at 2.2% and 2.0%, respectively. The 2022 and 2023 unemployment rate estimates were unchanged in March 2022 from December 2021. The Fed increased its median 2022 PCE inflation forecast to 4.3% from 2.6% in December 2021. The 2023 PCE forecast was also increased, to 2.7% from 2.3%.

•  In the first quarter of 2022, U.S. GDP growth declined 1.6% (annualized) after a period of strong post-pandemic growth in 2021. While consumer spending was relatively resilient amid another surge of COVID-19 infections early in the year and rising inflation pressures, the economy was dragged down by slower inventory investment, a growing trade deficit and weaker government spending. However, the labor market remained remarkably strong, with non-farm payrolls averaging 539,000 in the first three months of 2022 and the unemployment rate at 3.6% as of March 31, 2022.

•  The FOMC voted unanimously to increase the federal funds target range by 0.50% to a range of 0.75% to 1.00% at the conclusion of its May 2022 meeting, as expected. (There was no April 2022 policy meeting.) Additionally, the FOMC announced it would begin reducing its balance sheet on June 1, 2022. It planned to start by reducing $47.5 billion of Treasury securities, agency debt and agency mortgage-backed securities for the next three months, then increase it to $95 billion per month thereafter. Chair Powell insisted that inflation was "much too high" and that rate increases were needed "expeditiously." He also downplayed the possibility of a 0.75% increase in the future but indicated another 0.50% hike was on the table at the June 2022 meeting.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited) (cont'd)

ESG Money Market Portfolio

•  Despite Chair Powell's previous comments that a larger magnitude rate hike was unlikely, expectations shifted as the June 2022 meeting approached. The FOMC voted 10-1 to increase the federal funds target range by 0.75% to a range of 1.50% to 1.75% at the conclusion of its June meeting, as expected. Additionally, the FOMC began reducing its balance sheet by $47.5 billion in June. The press release noted that inflation has remained "elevated." Looking forward, Chair Powell suggested that an increase between 50 and 75 basis points was "likely" at the July 2022 meeting.

•  The June 2022 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2022 is approximately 3.4%. The 2022 median GDP growth projection was downgraded to 1.7% as of June 2022, from 2.8% in March 2022. The 2023 and 2024 GDP growth forecasts were downgraded as well, to 1.7% and 1.9%, respectively. The 2022 and 2023 unemployment rate estimates were increased 20 and 40 basis points, respectively. The Fed increased its median 2022 PCE inflation forecast to 5.2% in June 2022, from 4.3% in March 2022. The 2023 PCE forecast was decreased, to 2.6% from 2.7%.

•  U.S. GDP shrank for the second consecutive quarter, falling 0.6% (annualized) in the second quarter of 2022. While this fact alone does not meet the government's official definition of recession, downside risks to the economy were increasing. Consumer spending was subdued in the second quarter, with the headline CPI annual inflation rate at 9.1% as of June 2022. However, jobs growth continued to be surprisingly strong. Monthly non-farm payrolls averaged 384,000 in the second quarter of 2022, and the unemployment rate fell to 3.5% as of July 2022, matching its pre-pandemic low.

•  The FOMC voted unanimously to increase the federal funds target range by 0.75% to a range of 2.25% to 2.50% at the conclusion of its July 2022 meeting, as expected. The Fed noted it worked expeditiously to get policy rates back to a "neutral" setting (generally considered to be around 2.50%). The Fed also expressed future rate increases are appropriate. Regarding economic conditions, the Committee downgraded its outlook, saying, "recent indicators of spending and production have softened" and that the housing sector had weakened. Consistent with prior meetings, the FOMC continued to view inflation as "elevated" while job growth remained "robust."

•  At the annual August 2022 Jackson Hole conference, Chair Powell signaled that the Fed will continue to raise interest rates and leave them elevated to ensure that inflation is brought back under control, pushing back on those in the market who believed a dovish pivot was likely in 2023. Chair Powell stressed that "restoring price stability will likely require maintaining a restrictive policy stance for some time." On the back of this hawkish rhetoric, the market increased the probability of another 75 basis point increase at the following month's FOMC meeting. The August 2022 CPI figure, released in early September, was firmer than anticipated and solidified the market's expectations of another outsized rate hike at the next FOMC in September 2022.

•  As widely anticipated, for the third consecutive meeting, Fed officials raised interest rates by 75 basis points at the September 2022 policy meeting, bringing the target for the fed funds rate to a range of 3% to 3.25%. Updated dot plot forecasts showed that officials expect the fed funds rate to increase to 4.4% by year-end and 4.6% by 2023, as they try and curb inflation that remains stubbornly elevated at the highest levels since the 1980s. In the released statement, officials reiterated "ongoing increases in the target range will be appropriate," and that the Fed is "strongly committed to returning inflation to its 2% objective." As of September 2022 month-end, the market is pricing in another 75 basis point rate hike at the upcoming November 2022 FOMC meeting followed by another 50 basis point increase in December 2022. Following the September 2022 meeting, the 2-year Treasury note sold off and exceeded a yield of 4% for the first time since 2007.(v)

•  Minutes from the September 2022 FOMC meeting, released in October, showed that officials remain committed to raising interest rates into restrictive territory and holding them there, while they attempt to bring inflation back to their 2% target. Officials emphasized that the cost of taking too little action to bring inflation down outweighed the cost of taking too much action.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited) (cont'd)

ESG Money Market Portfolio

•  September 2022 non-farm payrolls increased more than anticipated, with the unemployment rate ticking back down to 50-year lows of 3.5%, down from 3.7% in the prior month. Additionally, September 2022 CPI advanced to another 40-year high, underscoring persistent inflation weighing on households and driving continued aggressive tightening of monetary policy. Third quarter 2022 GDP resumed a positive trend, growing 2.6% (annualized), after contracting modestly in the first half of 2022. However, much of the third quarter's gain was attributed to temporary adjustments in the trade deficit. On the back of strong economic data, the 2-year Treasury note continued its sell-off, touching a new recent high on October 20, 2022 of 4.61%.(v) As of October 31, 2022, the market was fully pricing in another 75 basis point interest rate hike at the November 2022 FOMC meeting (which did materialize), with another 100 basis points of additional tightening anticipated by the market at the upcoming December 2022 and February 2023 meetings.

Management Strategies

•  As of October 31, 2022, the Fund had net assets of approximately $3.2 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 8 days and 32 days, respectively.

•  We remain comfortable in our conservative approach to managing this Fund, prioritizing portfolio positioning with elevated levels of liquidity. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity profile of the Fund, has put us in a favorable position to respond to both market events and potential changes to fiscal and monetary policy.

(i)  One basis point = 0.01%

(ii)  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

(iii)  Source for labor market data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

(iv)  Source for consumer price index (CPI) inflation data used in this report: Bureau of Labor Statistics.

(v)  Source: Bloomberg L.P.

2022 Annual Report

October 31, 2022

Portfolio of Investments

ESG Money Market Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (1.4%)
Domestic Bank (0.8%)
Citibank NA
2.30%, 12/15/22	$23,700	$23,649
International Bank (0.6%)
Bank of Nova Scotia
2.03%, 11/3/22	20,000	19,998
Total Certificates of Deposit (Cost $43,700)		43,647
Commercial Paper (a) (17.2%)
Asset-Backed Diversified Financial Services (1.7%)
Barton Capital Corp.
4.01%, 12/12/22	30,000	29,865
Collateralized Commercial Paper FLEX Co. LLC
3.34%, 12/15/22	25,000	24,875
		54,740
Diversified Financial Services (2.9%)
CDP Financial, Inc.,
3.17%, 12/14/22	24,000	23,888
3.31%, 1/5/23	10,000	9,927
3.33%, 1/18/23	10,000	9,909
Ontario Teachers Finance Trust
3.10%, 11/1/22	50,000	49,996
		93,720
Insurance (0.3%)
Pricoa Short Term Funding LLC
3.56%, 2/1/23	10,000	9,878
International Banks (12.3%)
Barclays Bank PLC
3.04%, 12/15/22 (b)	10,000	9,951
BNP Paribas SA
3.05%, 11/1/22	10,000	9,999
Citigroup Global Markets Inc.,
2.28%, 12/15/22 (b)	10,000	9,950
3.54%, 2/1/23	25,000	24,719
DBS Bank Ltd.
3.17%, 12/14/22	20,000	19,907
Federation des Caisses Desjardins du Quebec
3.10%, 11/1/22	40,000	39,997
Goldman Sachs International
3.02%, 12/14/22	50,000	49,764
Lloyds Bank PLC
3.90%, 12/15/22	40,000	39,808
Mizuho Bank Ltd.,
3.16%, 11/3/22	30,000	29,992
3.40%, 1/4/23	25,000	24,813
Sumitomo Mitsui Trust Bank Ltd.
3.18%, 12/15/22	25,000	24,883
Suncorp Group Ltd.
2.29%, 12/5/22	10,000	9,961
Toronto Dominion Bank
3.07%, 11/2/22	50,000	49,992
	Face Amount (000)	Value (000)
UBS AG London
3.88%, 12/15/22	$50,000	$49,758
		393,494
Total Commercial Paper (Cost $552,214)		551,832
Corporate Bonds (2.7%)
International Banks (2.7%)
Banque Federative du Credit Mutuel SA
2.13%, 11/21/22 (b)	7,075	7,067
DNB Bank ASA
2.15%, 12/2/22 (b)	8,351	8,336
Macquarie Bank Ltd.
0.44%, 12/16/22 (b)	42,729	42,520
National Australia Bank Ltd.
1.88%, 12/13/22	6,755	6,737
Skandinaviska Enskilda Banken AB
2.20%, 12/12/22 (b)	20,156	20,103
Total Corporate Bonds (Cost $84,811)		84,763
Floating Rate Notes (c) (31.6%)
Asset-Backed Diversified Financial Services (1.1%)
Fairway Finance Co. LLC,
SOFR + 0.50%, 3.55%, 12/15/22 (b)	10,000	10,003
SOFR + 0.57%, 3.62%, 3/3/23 (b)	25,000	24,998
		35,001
Finance (5.1%)
Old Line Funding LLC,
SOFR + 0.23%, 3.27%, 12/21/22 (b)	50,000	50,000
SOFR + 0.49%, 3.53%, 12/15/22 (b)	15,000	15,004
Thunder Bay Funding LLC,
SOFR + 0.23%, 3.27%, 12/21/22 (b)	80,000	79,987
SOFR + 0.48%, 3.52%, 12/19/22 (b)	20,000	20,004
		164,995
Insurance (0.9%)
Metropolitan Life Global Funding I
SOFR + 0.55%, 3.59%, 1/17/23 (b)	9,698	9,696
SOFR + 0.57%, 3.61%, 1/13/23 (b)	6,940	6,942
New York Life Global Funding
SOFR + 0.22%, 3.28%, 2/2/23 (b)	12,095	12,092
		28,730
International Banks (24.5%)
Barclays Bank PLC,
SOFR + 0.51%, 3.56%, 12/16/22 (b)	75,000	75,021
SOFR + 0.60%, 3.65%, 3/22/23 (b)	40,000	39,993
BPCE SA
SOFR + 0.43%, 3.48%, 12/1/22 (b)	25,000	25,006
Canadian Imperial Bank of Commerce
SOFR + 0.62%, 3.67%, 12/21/22	1,000	1,000
Citigroup Global Markets, Inc.
SOFR + 0.40%, 3.44%, 3/23/23 (b)	25,000	24,982

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Portfolio of Investments (cont'd)

ESG Money Market Portfolio

	Face Amount (000)	Value (000)
International Banks (cont'd)
Macquarie Bank Ltd.,
SOFR + 0.33%, 3.37%, 12/5/22 (b)	$4,000	$4,000
SOFR + 0.48%, 3.52%, 2/2/23 (b)	10,000	9,996
SOFR + 0.49%, 3.53%, 12/22/22 (b)	30,000	30,004
National Australia Bank Ltd.
SOFR + 0.25%, 3.30%, 12/1/22 (b)	25,000	25,002
Natixis SA
SOFR + 0.50%, 3.55%, 12/1/22	20,000	20,006
Nordea Bank Abp,
SOFR + 0.42%, 3.47%, 12/23/22	10,000	10,002
SOFR + 0.53%, 3.57%, 12/23/22	10,311	10,314
Oversea-Chinese Banking Corp. Ltd.
SOFR + 0.45%, 3.49%, 12/20/22	25,000	25,005
Royal Bank of Canada,
3.20%, 11/10/22	22,100	22,099
SOFR + 0.25%, 3.30%, 12/1/22 (b)	75,000	75,005
SOFR + 0.44%, 3.49%, 12/19/22 (b)	40,000	40,007
Skandinaviska Enskilda Banken AB,
SOFR + 0.48%, 3.52%, 12/15/22 (b)	47,500	47,513
Sumitomo Mitsui Trust Bank Ltd.
SOFR + 0.29%, 3.34%, 12/15/22	15,000	15,001
Svenska Handelsbanken AB,
SOFR + 0.34%, 3.38%, 3/23/23 (b)	55,000	54,948
SOFR + 0.43%, 3.48%, 12/22/22	28,937	28,941
Swedbank AB,
SOFR + 0.29%, 3.34%, 12/14/22	25,000	25,001
SOFR + 0.50%, 3.55%, 12/15/22	25,000	25,007
SOFR + 0.55%, 3.60%, 3/23/23	24,000	23,997
Toronto Dominion Bank
3.42%, 3/23/23 (b)	25,000	24,978
UBS AG London,
SOFR + 0.41%, 3.47%, 3/14/23 (b)	25,000	24,978
SOFR + 0.50%, 3.55%, 12/22/22 (b)	25,000	25,000
SOFR + 0.55%, 3.61%, 12/15/22 (b)	15,000	15,000
Westpac Banking Corp.
SOFR + 0.48%, 3.53%, 12/27/22 (b)	35,000	35,005
		782,811
Total Floating Rate Notes (Cost $1,011,590)		1,011,537
Repurchase Agreements (29.7%)
Bank of America Securities, Inc., (3.14%, dated 10/31/22, due 11/1/22; proceeds $10,001; fully collateralized by various Corporate Bonds, 2.85% - 4.06% due 11/28/23 - 5/1/50; valued at $10,500)	10,000	10,000
BMO Capital Markets Corp., (3.17%, dated 10/31/22, due 11/1/22; proceeds $10,001; fully collateralized by various Corporate Bonds, 1.15% - 7.00% due 12/6/23 - 10/15/52; valued at $10,613)	10,000	10,000
	Face Amount (000)	Value (000)
BNP Paribas Securities Corp., (Interest in $1,550,000 joint repurchase agreement, 3.05% dated 10/31/22 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $1,550,131 on 11/1/22. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 7/15/63; valued at $1,593,041)	$212,500	$212,500
BNP Paribas Securities Corp., (3.34% (c), dated 5/16/22, due 11/7/22; proceeds $60,974; fully collateralized by various Corporate Bonds, 2.75% - 8.00% due 10/1/24 - 6/15/76 (d); valued at $63,750) (Demand 11/1/22)	60,000	60,000
BNP Paribas Securities Corp., (3.34%, dated 10/31/22, due 11/1/22; proceeds $1,000; fully collateralized by various Corporate Bonds, 4.35% - 10.00% due 6/1/24 - 11/15/31; valued at $1,060)	1,000	1,000
BNP Paribas Securities Corp., (3.41% (c), dated 3/17/22, due 2/3/23; proceeds $82,448; fully collateralized by various Corporate Bonds, 2.05% - 11.00% due 6/1/24 - 6/15/76 (d); valued at $84,768) (Demand 11/1/22)	80,000	80,000
Credit Agricole Corporate and Investment Bank, (3.14% (c), dated 8/01/22, due 11/7/22; proceeds $136,154; fully collateralized by various Corporate Bonds, 0.55% - 5.85% due 10/17/23 - 2/8/51, U.S. Government agency securities, 4.50% - 5.50% due 10/1/29 - 10/20/52 and U.S. Government obligations, 0.00% due 11/15/22 - 2/15/31 (d); valued at $141,025) (Demand 11/1/22)	135,000	135,000
Credit Agricole Corporate and Investment Bank, (3.14% (c), dated 9/01/22, due 11/7/22; proceeds $25,146; fully collateralized by various Corporate Bonds, 0.70% - 5.90% due 5/22/23 - 10/16/44, U.S. Government agency securities, 3.16% - 5.63% due 8/12/24 - 7/15/37 and U.S. Government obligations, 0.00% due 11/15/22 - 2/15/31 (d); valued at $26,049) (Demand 11/1/22)	25,000	25,000
Credit Agricole Corporate and Investment Bank, (3.14% (c), dated 10/06/22, due 11/7/22; proceeds $25,070; fully collateralized by various Corporate Bonds, 1.20% - 5.58% due 5/2/23 - 1/21/51 and a U.S. Government obligation, 0.00% due 4/20/23; valued at $26,242) (Demand 11/1/22)	25,000	25,000
ING Financial Markets LLC, (3.15%, dated 10/31/22, due 11/1/22; proceeds $35,003; fully collateralized by various Corporate Bonds, 0.25% - 5.80% due 5/10/23 - 12/15/48; valued at $36,750)	35,000	35,000
JP Morgan Securities LLC, (3.29% (c), dated 9/7/21, due 11/7/22; proceeds $114,282; fully collateralized by various Common Stocks and Preferred Stocks; valued at $115,806) (Demand 11/1/22)	110,000	110,000

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Portfolio of Investments (cont'd)

ESG Money Market Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Mizuho Securities USA LLC, (3.19%, dated 10/31/22, due 11/1/22; proceeds $50,004; fully collateralized by various Common Stocks; valued at $52,500)	$50,000	$50,000
MUFG Securities Americas, Inc., (3.13%, dated 10/31/22, due 11/1/22; proceeds $10,001; fully collateralized by various Common Stocks; valued at $10,501)	10,000	10,000
RBC Capital Markets LLC, (3.17%, dated 10/27/22, due 11/3/22; proceeds $15,009; fully collateralized by various Corporate Bonds, 0.56% - 5.60% due 11/10/23 - 3/24/51; valued at $15,751)	15,000	15,000
Societe Generale SA, (3.10%, dated 10/26/22, due 11/2/22; proceeds $50,030; fully collateralized by various Corporate Bonds, 0.55% - 6.88% due 11/1/22 - 3/17/62 (d); valued at $52,532)	50,000	50,000
Societe Generale SA, (3.10%, dated 10/28/22, due 11/3/22; proceeds $15,008; fully collateralized by various Corporate Bonds, 1.66% - 5.72% due 4/17/25 - 4/22/41; valued at $15,759)	15,000	15,000
Societe Generale SA, (3.22%, dated 10/31/22, due 11/1/22; proceeds $83,007; fully collateralized by various Corporate Bonds, 1.60% - 9.75% due 3/15/23 - 11/15/95 (d); valued at $87,951)	83,000	83,000
TD Securities (USA) LLC, (3.14%, dated 10/31/22, due 11/1/22; proceeds $25,002; fully collateralized by a Corporate Bond, 5.38% due 2/1/25; valued at $26,251)	25,000	25,000
Total Repurchase Agreements (Cost $951,500)		951,500
Time Deposits (13.3%)
Domestic Bank (5.4%)
U.S. Bank NA (Cayman Islands)
3.07%, 11/1/22	175,000	175,000
International Banks (7.9%)
Barclays Bank PLC (New York Branch)
3.07%, 11/1/22	25,000	25,000
Mizuho Bank Ltd.
3.07%, 11/1/22	1,000	1,000
National Bank of Canada (Montreal Branch)
3.05%, 11/1/22	20,000	20,000
Skandinaviska Enskilda Banken AB
3.05%, 11/1/22	110,000	110,000
Svenska Handelsbanken AB (New York Branch)
3.04%, 11/1/22	96,000	96,000
		252,000
Total Time Deposits (Cost $427,000)		427,000
Total Investments (95.9%) (Cost $3,070,815) (e)		3,070,279
Other Assets in Excess of Liabilities (4.1%)		130,114
Net Assets (100.0%)		$3,200,393

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Floating or variable rate securities: The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2022.

(e)  At October 31, 2022, the aggregate cost for federal income tax purposes is approximately $3,070,815,000. The aggregate gross unrealized appreciation is $0 and the aggregate gross unrealized depreciation is approximately $535,000, resulting in net unrealized depreciation of approximately $535,000.

SOFR  Secured Overnight Financing Rate.

Portfolio Composition

Classification	Percentage of Total Investments
Floating Rate Notes	32.9%
Repurchase Agreements	31.0
Commercial Paper	18.0
Time Deposits	13.9
Other*	4.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited)

Prime Portfolio

The Prime Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund invests in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial corporations and U.S. non-financial corporations. The Fund also invests in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Fund now operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Fund is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2022, the Fund's Institutional Share Class had a total return of 1.02%. For the seven-day period ended October 31, 2022, the Fund's Institutional Share Class provided an annualized current yield of 3.10% (subsidized) and 3.09% (non-subsidized), while its 30-day moving average annualized yield was 3.07% (subsidized) and 3.06% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  The Federal Open Market Committee (FOMC or Committee) voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25% at the conclusion of its November 2021 meeting. In line with market expectations, the Committee announced it would start to taper its bond purchases in November 2021. To start, the Federal Reserve (Fed) reduced purchases of Treasury securities by $10 billion and mortgage-backed securities by $5 billion per month. Purchases were anticipated to be reduced each month, but the Committee "is prepared to adjust the pace of purchases if warranted by changes in the economic outlook." Additionally in November 2021, Jerome Powell was reappointed as chair of the Board of Governors of the Federal Reserve System for a second term.

•  At the December 2021 meeting, the FOMC voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25%. Of particular note, and in line with market expectations at the time, the FOMC announced that it would accelerate the winding down of its asset purchase program, increasing the reduction from $15 billion to $30 billion a month. This put the FOMC on pace to conclude the program around March 2022.

•  The December 2021 meeting included an update of the FOMC's summary of economic projections. The 2022 "dot plot" showed all 18 voting members believed a rate hike was appropriate in 2022, an increase from nine members in the September 2021 projection. The median expectation for the federal funds rate was 1.6% and 2.1% at the end of 2023 and 2024, respectively. The FOMC downgraded its 2021 real gross domestic product (GDP) forecast to 5.5% from 5.9% estimated in September 2021. The downgrade in GDP was attributed to rising COVID-19 case counts and supply chain bottlenecks. Additionally, the Committee increased its personal consumption expenditures (PCE) inflation projections to 5.3% for 2021, up from its September 2021 forecast of 4.2%. The 2022 PCE projections increased 40 basis points to 2.6%.(i) In addition, the FOMC estimated core PCE rising to 4.4% for 2021, higher than the 3.7% forecast in September 2021, but ultimately leveling out marginally above 2% in the years following.

•  Fourth quarter 2021 GDP growth picked up from the third quarter to an annualized rate of 6.9%, as consumers shopped early for the holiday season and businesses rebuilt inventories to meet pent-up demand, while the highly contagious omicron variant didn't begin spreading in the U.S. until the end of the quarter.(ii) Monthly non-farm payrolls averaged 435,000 in the fourth quarter of 2021.(iii) Headline consumer price index (CPI) inflation rose 7.0% in the 12 months ended December 2021, a level not seen since 1982.(iv)

2022 Annual Report

October 31, 2022

Investment Overview (unaudited) (cont'd)

Prime Portfolio

•  The FOMC voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25% at the conclusion of its January 2022 meeting. With inflation running higher than expected, Chair Powell and the Committee signaled higher rates were on the horizon, saying, "it will soon be appropriate to raise the target range." Market data at the time expected the first interest rate hike in March 2022. In his press release, the chairman illustrated that the Federal Reserve's balance sheet was larger than it needed to be. While the FOMC stated the federal funds rate would be its main policy driver, it also was expected to reduce the size of the balance sheet later in the year. At the prior meeting in December 2021, the FOMC accelerated winding down its asset purchase program, and this was still expected to be completed in March 2022.

•  Fed Chair Powell and the FOMC did not meet in February 2022. Minutes from the January 2022 FOMC meeting, released in February, indicated that officials were concerned about the longer-term impacts to financial stability with continued accommodative monetary policy. Participants expressed that if inflation were to persist it's likely "appropriate" to tighten monetary policy at a "faster pace" than anticipated. At the time, some members believed reducing the balance sheet would also be "appropriate" in 2022.

•  The FOMC voted 8-1 to increase the federal funds target range by 0.25% to a range of 0.25% to 0.50% at the conclusion of its March 2022 meeting, the first increase since 2018. James Bullard was the only member voting against the 0.25% increase as he preferred an increase of 0.50%. The Fed noted that the Russia-Ukraine conflict is likely to cause "additional upward pressure" on inflation and weigh on GDP. The FOMC noted that job growth and economic activity "continue to strengthen," but acknowledged inflation is too high.

•  The March 2022 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2022 is approximately 1.9%, and then is expected to rise to approximately 2.5% in 2023. The 2022 median GDP growth projection was downgraded to 2.8% in March 2022 from 4.0% in December 2021. The 2023 and 2024 GDP growth forecasts remain unchanged at 2.2%

and 2.0%, respectively. The 2022 and 2023 unemployment rate estimates were unchanged in March 2022 from December 2021. The Fed increased its median 2022 PCE inflation forecast to 4.3% from 2.6% in December 2021. The 2023 PCE forecast was also increased, to 2.7% from 2.3%.

•  In the first quarter of 2022, U.S. GDP growth declined 1.6% (annualized) after a period of strong post-pandemic growth in 2021. While consumer spending was relatively resilient amid another surge of COVID-19 infections early in the year and rising inflation pressures, the economy was dragged down by slower inventory investment, a growing trade deficit and weaker government spending. However, the labor market remained remarkably strong, with non-farm payrolls averaging 539,000 in the first three months of 2022 and the unemployment rate at 3.6% as of March 31, 2022.

•  The FOMC voted unanimously to increase the federal funds target range by 0.50% to a range of 0.75% to 1.00% at the conclusion of its May 2022 meeting, as expected. (There was no April 2022 policy meeting.) Additionally, the FOMC announced it would begin reducing its balance sheet on June 1, 2022. It planned to start by reducing $47.5 billion of Treasury securities, agency debt and agency mortgage-backed securities for the next three months, then increase it to $95 billion per month thereafter. Chair Powell insisted that inflation was "much too high" and that rate increases were needed "expeditiously." He also downplayed the possibility of a 0.75% increase in the future but indicated another 0.50% hike was on the table at the June 2022 meeting.

•  Despite Chair Powell's previous comments that a larger magnitude rate hike was unlikely, expectations shifted as the June 2022 meeting approached. The FOMC voted 10-1 to increase the federal funds target range by 0.75% to a range of 1.50% to 1.75% at the conclusion of its June meeting, as expected. Additionally, the FOMC began reducing its balance sheet by $47.5 billion in June. The press release noted that inflation has remained "elevated." Looking forward, Chair Powell suggested that an increase between 50 and 75 basis points was "likely" at the July 2022 meeting.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited) (cont'd)

Prime Portfolio

•  The June 2022 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2022 is approximately 3.4%. The 2022 median GDP growth projection was downgraded to 1.7% as of June 2022, from 2.8% in March 2022. The 2023 and 2024 GDP growth forecasts were downgraded as well, to 1.7% and 1.9%, respectively. The 2022 and 2023 unemployment rate estimates were increased 20 and 40 basis points, respectively. The Fed increased its median 2022 PCE inflation forecast to 5.2% in June 2022, from 4.3% in March 2022. The 2023 PCE forecast was decreased, to 2.6% from 2.7%.

•  U.S. GDP shrank for the second consecutive quarter, falling 0.6% (annualized) in the second quarter of 2022. While this fact alone does not meet the government's official definition of recession, downside risks to the economy were increasing. Consumer spending was subdued in the second quarter, with the headline CPI annual inflation rate at 9.1% as of June 2022. However, jobs growth continued to be surprisingly strong. Monthly non-farm payrolls averaged 384,000 in the second quarter of 2022, and the unemployment rate fell to 3.5% as of July 2022, matching its pre-pandemic low.

•  The FOMC voted unanimously to increase the federal funds target range by 0.75% to a range of 2.25% to 2.50% at the conclusion of its July 2022 meeting, as expected. The Fed noted it worked expeditiously to get policy rates back to a "neutral" setting (generally considered to be around 2.50%). The Fed also expressed future rate increases are appropriate. Regarding economic conditions, the Committee downgraded its outlook, saying, "recent indicators of spending and production have softened" and that the housing sector had weakened. Consistent with prior meetings, the FOMC continued to view inflation as "elevated" while job growth remained "robust."

•  At the annual August 2022 Jackson Hole conference, Chair Powell signaled that the Fed will continue to raise interest rates and leave them elevated to ensure that inflation is brought back under control, pushing back on those in the market who believed a dovish pivot was likely in 2023. Chair Powell stressed that "restoring price stability will likely require maintaining a restrictive policy stance for some time." On the back of this hawkish rhetoric, the market increased the probability of another 75 basis point increase at the following month's FOMC meeting. The August 2022 CPI figure, released in early September, was firmer than anticipated and solidified the market's expectations of another outsized rate hike at the next FOMC in September 2022.

•  As widely anticipated, for the third consecutive meeting, Fed officials raised interest rates by 75 basis points at the September 2022 policy meeting, bringing the target for the fed funds rate to a range of 3% to 3.25%. Updated dot plot forecasts showed that officials expect the fed funds rate to increase to 4.4% by year-end and 4.6% by 2023, as they try and curb inflation that remains stubbornly elevated at the highest levels since the 1980s. In the released statement, officials reiterated "ongoing increases in the target range will be appropriate," and that the Fed is "strongly committed to returning inflation to its 2% objective." As of September 2022 month-end, the market is pricing in another 75 basis point rate hike at the upcoming November 2022 FOMC meeting followed by another 50 basis point increase in December 2022. Following the September 2022 meeting, the 2-year Treasury note sold off and exceeded a yield of 4% for the first time since 2007.(v)

•  Minutes from the September 2022 FOMC meeting, released in October, showed that officials remain committed to raising interest rates into restrictive territory and holding them there, while they attempt to bring inflation back to their 2% target. Officials emphasized that the cost of taking too little action to bring inflation down outweighed the cost of taking too much action.

•  September 2022 non-farm payrolls increased more than anticipated, with the unemployment rate ticking back down to 50-year lows of 3.5%, down from 3.7% in the prior month. Additionally, September 2022 CPI advanced to another 40-year high, underscoring persistent inflation weighing on households and driving continued aggressive tightening of monetary policy. Third quarter 2022 GDP resumed a positive trend, growing 2.6% (annualized), after contracting modestly in the first half of 2022. However, much of the third quarter's

2022 Annual Report

October 31, 2022

Investment Overview (unaudited) (cont'd)

Prime Portfolio

gain was attributed to temporary adjustments in the trade deficit. On the back of strong economic data, the 2-year Treasury note continued its sell-off, touching a new recent high on October 20, 2022 of 4.61%.(v) As of October 31, 2022, the market was fully pricing in another 75 basis point interest rate hike at the November 2022 FOMC meeting (which did materialize), with another 100 basis points of additional tightening anticipated by the market at the upcoming December 2022 and February 2023 meetings.

Management Strategies

•  As of October 31, 2022, the Fund had net assets of approximately $14.7 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 8 days and 40 days, respectively.

•  We remain comfortable in our conservative approach to managing this Fund, prioritizing portfolio positioning with elevated levels of liquidity. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity profile of the Fund, has put us in a favorable position to respond to both market events and potential changes to fiscal and monetary policy.

(i)  One basis point = 0.01%

(ii)  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

(iii)  Source for labor market data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

(iv)  Source for consumer price index (CPI) inflation data used in this report: Bureau of Labor Statistics.

(v)  Source: Bloomberg L.P.

2022 Annual Report

October 31, 2022

Portfolio of Investments

Prime Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (0.6%)
International Banks (0.6%)
Bank of Nova Scotia
2.03%, 11/3/22 (Cost $80,000)	$80,000	$79,993
Commercial Paper (a) (16.2%)
Asset-Backed Diversified Financial Services (0.5%)
Collateralized Commercial Paper FLEX Co. LLC
3.34%, 12/15/22	75,000	74,626
Automobile (1.9%)
Toyota Credit Canada Inc.
3.19%, 12/15/22	100,000	99,526
3.50%, 1/11/23	90,000	89,270
Toyota Credit de Puerto Rico Corp.
2.12%, 11/2/22	40,000	39,993
3.45%, 1/18/23	50,000	49,553
		278,342
Diversified Financial Services (0.5%)
CDP Financial, Inc.,
3.31%, 1/5/23	40,000	39,706
3.33%, 1/18/23	40,000	39,637
		79,343
Finance (1.6%)
Cancara Asset Securitisation LLC
4.02%, 12/15/22	145,000	144,294
Old Line Funding LLC,
2.04%, 11/2/22 - 11/3/22	90,000	89,980
		234,274
Insurance (0.3%)
Pricoa Short Term Funding LLC
3.56%, 2/1/23	40,000	39,514
International Banks (11.4%)
Barclays Bank PLC,
3.04%, 12/15/22 (b)	90,000	89,563
3.19%, 12/14/22 (b)	40,000	39,811
4.78%, 2/6/23 (b)	50,000	49,370
BNP Paribas SA
3.05%, 11/1/22	143,000	142,988
Citigroup Global Markets Inc.,
2.04%, 11/3/22	112,500	112,470
2.28%, 12/15/22 (b)	40,000	39,801
3.54%, 2/1/23	100,000	98,877
DBS Bank Ltd.
3.17%, 12/14/22	100,000	99,537
DZ Bank AG Deutsche Zentral-Genossenschaftsbank
3.04%, 11/1/22	10,000	9,999
Lloyds Bank PLC
3.90%, 12/15/22	160,000	159,232
Mizuho Bank Ltd.,
3.40%, 1/4/23 - 1/5/23	150,000	148,861
	Face Amount (000)	Value (000)
Sumitomo Mitsui Trust Bank Ltd.,
3.17%, 12/15/22	$100,000	$99,530
3.18%, 12/12/22 - 12/15/22	200,000	199,112
Suncorp Group Ltd.
2.29%, 12/5/22	40,000	39,843
Suncorp-Metway Ltd.
2.07%, 11/2/22	50,000	49,990
Toronto Dominion Bank
3.07%, 11/2/22	100,000	99,983
UBS AG London
3.88%, 12/15/22	200,000	199,032
		1,677,999
Total Commercial Paper (Cost $2,385,921)		2,384,098
Corporate Bonds (0.8%)
International Banks (0.8%)
ANZ New Zealand International Ltd.
1.90%, 2/13/23 (b)	14,225	14,101
Banque Federative du Credit Mutuel SA
2.13%, 11/21/22 (b)(c)	5,000	4,994
Macquarie Bank Ltd.
0.44%, 12/16/22 (b)	99,081	98,596
Total Corporate Bonds (Cost $117,806)		117,691
Floating Rate Notes (d) (33.4%)
Asset-Backed Diversified Financial Services (0.8%)
Fairway Finance Co. LLC,
SOFR + 0.50%, 3.55%, 12/15/22 (b)	35,000	35,010
SOFR + 0.57%, 3.62%, 3/3/23 (b)	25,000	24,998
SOFR + 0.58%, 3.63%, 3/22/23 (b)	50,000	49,992
		110,000
Automobile (1.0%)
Toyota Credit de Puerto Rico Corp.
SOFR + 0.45%, 3.49%, 3/23/23	50,000	49,974
Toyota Motor Credit Corp.
SOFR + 0.36%, 3.40%, 3/20/23	100,000	99,945
		149,919
Finance (1.5%)
Old Line Funding LLC,
SOFR + 0.48%, 3.52%, 12/19/22 (b)	90,000	90,023
SOFR + 0.49%, 3.53%, 12/15/22 (b)	85,000	85,024
Thunder Bay Funding LLC,
SOFR + 0.23%, 3.27%, 12/21/22 (b)	20,000	19,997
SOFR + 0.48%, 3.52%, 12/19/22 (b)	30,000	30,006
		225,050
Insurance (0.1%)
New York Life Global Funding
SOFR + 0.22%, 3.28%, 2/2/23 (b)	19,500	19,495
		19,495

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
International Banks (30.0%)
Bank of Montreal,
SOFR + 0.28%, 3.33%, 12/21/22	$100,000	$99,992
SOFR + 0.70%, 3.75%, 5/8/23 (c)	200,000	199,987
Bank of Nova Scotia
SOFR + 0.60%, 3.65%, 3/23/23 (b)	250,000	250,000
Barclays Bank PLC
SOFR + 0.60%, 3.65%, 3/22/23 (b)	75,000	75,006
Citigroup Global Markets, Inc.
SOFR + 0.40%, 3.44%, 3/23/23 (b)	100,000	99,928
Macquarie Bank Ltd.,
SOFR + 0.33%, 3.37%, 12/5/22 (b)	20,000	20,003
SOFR + 0.48%, 3.52%, 2/2/23 (b)	140,000	139,951
Natixis SA
SOFR + 0.50%, 3.55%, 12/1/22	330,000	330,101
Nordea Bank Abp,
SOFR + 0.40%, 3.45%, 11/18/22	142,000	142,020
SOFR + 0.65%, 3.70%, 4/27/23 (b)	225,000	225,015
Royal Bank of Canada,
SOFR + 0.25%, 3.30%, 12/1/22	165,000	165,011
SOFR + 0.37%, 3.42%, 11/3/22 (b)	55,000	55,001
Skandinaviska Enskilda Banken AB,
SOFR + 0.48%, 3.52%, 12/15/22 (b)	200,000	200,055
Sumitomo Mitsui Banking Corp.
SOFR + 0.51%, 3.56%, 12/23/22	200,000	200,048
Sumitomo Mitsui Trust Bank Ltd.,
SOFR + 0.29%, 3.34%, 12/15/22	125,000	125,007
SOFR + 0.32%, 3.37%, 11/22/22	100,000	100,011
Svenska Handelsbanken AB,
0.00%, 5/1/23 (b)(c)	200,000	200,000
SOFR + 0.23%, 3.28%, 11/30/22	35,000	35,003
SOFR + 0.34%, 3.38%, 3/23/23 (b)	250,000	249,765
SOFR + 0.40%, 3.44%, 11/18/22 (b)	75,000	75,005
SOFR + 0.43%, 3.48%, 12/22/22	30,000	30,004
Swedbank AB,
SOFR + 0.29%, 3.34%, 12/14/22	100,000	100,004
SOFR + 0.46%, 3.51%, 12/23/22	125,000	125,021
SOFR + 0.48%, 3.53%, 12/6/22	350,000	350,101
SOFR + 0.55%, 3.60%, 3/23/23	100,000	99,986
Toronto Dominion Bank,
3.42%, 3/23/23 (b)	100,000	99,911
3.62%, 3/23/23 (b)	325,000	324,984
UBS AG London
SOFR + 0.50%, 3.53%, 12/22/22 (b)	100,000	100,001
Wells Fargo Bank NA
SOFR + 0.35%, 3.40%, 3/23/23	100,000	99,945
Westpac Banking Corp.
SOFR + 0.48%, 3.53%, 12/27/22 (b)	80,000	80,011
		4,396,877
Total Floating Rate Notes (Cost $4,901,495)		4,901,341
	Face Amount (000)	Value (000)
Repurchase Agreements (35.0%)
ABN Amro Securities LLC, (Interest in $700,000 joint repurchase agreement, 3.05% dated 10/31/22 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $700,059 on 11/1/22. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 10/1/52; valued at $719,529)	$350,000	$350,000
ABN Amro Securities LLC, (3.22%, dated 10/31/22, due 11/1/22; proceeds $157,014; fully collateralized by various Corporate Bonds, 0.53% - 8.38% due 1/11/23 - 5/6/50, by various U.S. Government obligations, 1.13% - 2.50% due 1/15/25 - 5/15/46 and a U.S. Government agency security, 3.00% - 5.00% due 9/20/47 - 8/20/52; valued at $161,605)	157,000	157,000
Bank of America Securities, Inc., (3.14%, dated 10/31/22, due 11/1/22; proceeds $90,008; fully collateralized by various Corporate Bonds, 3.35% - 11.13% due 11/1/22 - 11/15/31 (e); valued at $95,242)	90,000	90,000
BMO Capital Markets Corp., (3.17%, dated 10/31/22, due 11/1/22; proceeds $45,004; fully collateralized by various Corporate Bonds, 1.22% - 6.63% due 1/22/23 - 11/15/57; valued at $47,881)	45,000	45,000
BNP Paribas Securities Corp., (3.28% (d), dated 6/29/22, due 11/7/22; proceeds $70,835; fully collateralized by various Corporate Bonds, 1.75% - 11.00% due 11/14/22 - 4/8/68 (e); valued at $73,818) (Demand 11/1/22)	70,000	70,000
BNP Paribas Securities Corp., (Interest in $1,550,000 joint repurchase agreement, 3.05% dated 10/31/22 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $1,550,131 on 11/1/22. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 7/15/63; valued at $1,593,041)	1,126,500	1,126,500
BNP Paribas Securities Corp., (3.34% (d), dated 5/16/22, due 11/7/22; proceeds $462,387; fully collateralized by various Corporate Bonds, 1.25% - 12.25% due 1/15/24 - 10/31/82 (e); valued at $481,388) (Demand 11/1/22)	455,000	455,000
BNP Paribas Securities Corp., (3.34%, dated 10/31/22, due 11/1/22; proceeds $49,005; fully collateralized by various Corporate Bonds, 0.70% - 11.00% due 6/1/24 - 4/4/82 (e); valued at $51,813)	49,000	49,000

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Credit Agricole Corporate and Investment Bank, (3.14% (d), dated 8/18/21, due 11/7/22; proceeds $129,863; fully collateralized by various Corporate Bonds, 0.55% - 7.75% due 1/22/23 - 5/21/79, by various U.S. Government obligations, 0.00% - 0.13% due 8/15/23 - 2/15/31 and U.S. Government agency securities, 3.50% - 5.63% due 4/1/24 - 6/20/52 (e); valued at $131,021) (Demand 11/1/22)	$125,000	$125,000
Credit Agricole Corporate and Investment Bank, (3.14% (d), dated 9/10/21, due 11/7/22; proceeds $518,448; fully collateralized by various Corporate Bonds, 1.34% - 7.50% due 3/5/23 - 3/22/61, by various U.S. Government obligations, 0.63% - 5.50% due 1/31/23 - 8/15/28 and U.S. Government agency securities, 2.50% - 7.00% due 4/15/23 - 10/20/52 (e); valued at $523,205) (Demand 11/1/22)	500,000	500,000
Credit Agricole Corporate and Investment Bank, (3.14% (d), dated 9/1/22, due 11/7/22; proceeds $125,730; fully collateralized by various Corporate Bonds, 0.55% - 6.33% due 6/9/23 - 7/20/52, by various U.S. Government obligations, 0.13% - 4.08% due 11/15/22 - 7/15/31 and U.S. Government agency securities, 2.00% - 5.63% due 7/15/37 - 7/20/52 (e); valued at $131,131) (Demand 11/1/22)	125,000	125,000
Credit Agricole Corporate and Investment Bank, (3.14% (d), dated 10/6/22, due 11/7/22; proceeds $45,126; fully collateralized by various Corporate Bonds, 0.77% - 6.80% due 3/1/24 - 1/21/51, by various U.S. Government obligations, 0.00% due 8/15/23 - 11/15/29 and U.S. Government agency securities, 0.13% - 6.21% due 11/23/22 - 6/20/52; valued at $47,181) (Demand 11/1/22)	45,000	45,000
JP Morgan Securities LLC, (3.29% (d), dated 9/7/21, due 11/7/22; proceeds $93,504; fully collateralized by various Common Stocks and Preferred Stocks; valued at $94,750) (Demand 11/1/22)	90,000	90,000
JP Morgan Securities LLC, (3.32% (d), dated 11/17/21, due 11/7/22; proceeds $191,057; fully collateralized by various Common Stocks and Preferred Stocks; valued at $194,770) (Demand 11/1/22)	185,000	185,000
JP Morgan Securities LLC, (3.45% (d), dated 7/14/22, due 1/4/23; proceeds $213,502; fully collateralized by various Corporate Bonds, 3.38% - 11.75% due 3/1/23 - 5/15/53 (e); valued at $223,171) (Demand 11/1/22)	210,000	210,000
Mizuho Securities USA LLC, (3.19%, dated 10/31/22, due 11/1/22; proceeds $150,013; fully collateralized by various Common Stocks; valued at $157,500)	150,000	150,000
	Face Amount (000)	Value (000)
MUFG Securities Americas, Inc., (3.13%, dated 10/31/22, due 11/1/22; proceeds $40,003; fully collateralized by various U.S. Government agency securities, 2.50% - 4.00% due 6/1/32 - 4/1/52, by various U.S. Government obligations, 0.13% due 10/15/26 - 4/15/27 and Common Stock; valued at $41,218)	$40,000	$40,000
MUFG Securities Americas, Inc., (3.13%, dated 10/31/22, due 11/1/22; proceeds $100,009; fully collateralized by various Common Stock; valued at $105,009)	100,000	100,000
MUFG Securities Americas, Inc., (3.13%, dated 10/31/22, due 11/1/22; proceeds $265,001; fully collateralized by various Common Stock; valued at $278,274)	265,000	265,000
RBC Capital Markets LLC, (3.17%, dated 10/27/22, due 11/3/22; proceeds $135,083; fully collateralized by various Corporate Bonds, 0.52% - 9.40% due 11/10/22 - 3/1/78; valued at $141,750)	135,000	135,000
Societe Generale SA, (3.10%, dated 10/26/22, due 11/2/22; proceeds $150,090; fully collateralized by various Corporate Bonds, 0.53% - 9.36% due 11/1/22 - 1/15/87 and U.S. Government agency securities, 4.00% due 5/1/37 (e); valued at $157,595)	150,000	150,000
Societe Generale SA, (3.10%, dated 10/28/22, due 11/3/22; proceeds $215,111; fully collateralized by various Corporate Bonds, 0.63% - 7.75% due 1/17/23 - 11/15/63 and U.S. Government obligations, 0.13% - 1.63% due 9/15/23 - 10/31/23 (e); valued at $225,887)	215,000	215,000
Societe Generale SA, (3.22%, dated 10/31/22, due 11/1/22; proceeds $307,027; fully collateralized by various Corporate Bonds, 0.80% - 9.25% due 11/15/22 - 6/4/81; valued at $323,925)	307,000	307,000
TD Securities (USA) LLC, (3.14%, dated 10/31/22, due 11/1/22; proceeds $55,005; fully collateralized by various Corporate Bonds, 5.13% - 8.36% due 4/15/24 - 5/15/53; valued at $57,750)	55,000	55,000
Wells Fargo Securities LLC, (3.48%, dated 9/12/22, due 12/9/22; proceeds $50,425; fully collateralized by various Corporate Bonds, 0.99% - 5.95% due 1/23/23 - 4/22/61; valued at $52,501)	50,000	50,000
Wells Fargo Securities LLC, (3.48%, dated 9/12/22, due 12/9/22; proceeds $50,425; fully collateralized by various Common Stock and Preferref Stock; valued at $52,500)	50,000	50,000
Total Repurchase Agreements (Cost $5,139,500)		5,139,500
Time Deposits (13.9%)
Domestic Bank (4.9%)
U.S. Bank NA (Cayman Islands)
3.07%, 11/1/22	720,000	720,000

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
International Banks (9.0%)
Barclays Bank PLC (New York Branch)
3.07%, 11/1/22	$156,000	$156,000
Mizuho Bank Ltd.
3.07%, 11/1/22	432,000	432,000
National Bank of Canada (Montreal Branch)
3.05%, 11/1/22	185,000	185,000
Skandinaviska Enskilda Banken AB
3.05%, 11/1/22	410,000	410,000
Svenska Handelsbanken AB (New York Branch)
3.04%, 11/1/22	133,000	133,000
		1,316,000
Total Time Deposits (Cost $2,036,000)		2,036,000
Total Investments (99.9%) (Cost $14,660,722) (f)(g)		14,658,623
Other Assets in Excess of Liabilities (0.1%)		20,454
Net Assets (100.0%)		$14,679,077

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  All or a portion of the security is subject to delayed delivery.

(d)  Floating or variable rate securities: The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2022.

(f)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(g)  At October 31, 2022, the aggregate cost for federal income tax purposes is approximately $14,660,722,000. The aggregate gross unrealized appreciation is approximately $501,000 and the aggregate gross unrealized depreciation is approximately $2,600,000, resulting in net unrealized depreciation of approximately $2,099,000.

SOFR  Secured Overnight Financing Rate.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	35.1%
Floating Rate Notes	33.4
Commercial Paper	16.3
Time Deposits	13.9
Other*	1.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited)

Government Portfolio

The Government Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and in repurchase agreements collateralized by such securities.

Performance

For the fiscal year ended October 31, 2022, the Fund's Institutional Share Class had a total return of 0.93%. For the seven-day period ended October 31, 2022, the Fund's Institutional Share Class provided an annualized current yield of 2.88% (subsidized) and 2.84% (non-subsidized), while its 30-day moving average annualized yield was 2.86% (subsidized) and 2.81% (non-subsidized.) Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  The Federal Open Market Committee (FOMC or Committee) voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25% at the conclusion of its November 2021 meeting. In line with market expectations, the Committee announced it would start to taper its bond purchases in November 2021. To start, the Federal Reserve (Fed) reduced purchases of Treasury securities by $10 billion and mortgage-backed securities by $5 billion per month. Purchases were anticipated to be reduced each month, but the Committee "is prepared to adjust the pace of purchases if warranted by changes in the economic outlook." Additionally in November 2021, Jerome Powell was reappointed as chair of the Board of Governors of the Federal Reserve System for a second term.

•  At the December 2021 meeting, the FOMC voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25%. Of particular note, and in line with market expectations at the time, the FOMC announced that it would accelerate the winding down of its asset purchase program, increasing the reduction from $15 billion to $30 billion a month. This put the FOMC on pace to conclude the program around March 2022.

•  The December 2021 meeting included an update of the FOMC's summary of economic projections. The 2022 "dot plot" showed all 18 voting members believed a rate hike was appropriate in 2022, an increase from nine members in the September 2021 projection. The median expectation for the federal funds rate was 1.6% and 2.1% at the end of 2023 and 2024, respectively. The FOMC downgraded its 2021 real gross domestic product (GDP) forecast to 5.5% from 5.9% estimated in September 2021. The downgrade in GDP was attributed to rising COVID-19 case counts and supply chain bottlenecks. Additionally, the Committee increased its personal consumption expenditures (PCE) inflation projections to 5.3% for 2021, up from its September 2021 forecast of 4.2%. The 2022 PCE projections increased 40 basis points to 2.6%.(i) In addition, the FOMC estimated core PCE rising to 4.4% for 2021, higher than the 3.7% forecast in September 2021, but ultimately leveling out marginally above 2% in the years following.

•  Fourth quarter 2021 GDP growth picked up from the third quarter to an annualized rate of 6.9%, as consumers shopped early for the holiday season and businesses rebuilt inventories to meet pent-up demand, while the highly contagious omicron variant didn't begin spreading in the U.S. until the end of the quarter.(ii) Monthly non-farm payrolls averaged 435,000 in the fourth quarter of 2021.(iii) Headline consumer price index (CPI) inflation rose 7.0% in the 12 months ended December 2021, a level not seen since 1982.(iv)

•  The FOMC voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25% at the conclusion of its January 2022 meeting. With inflation running higher than expected, Chair Powell and the Committee signaled higher rates were on the horizon, saying, "it will soon be appropriate to raise the target range." Market data at the time expected the first interest rate hike in March 2022. In his press release, the chairman illustrated that the Federal Reserve's balance sheet was larger than it needed to be. While the FOMC stated the federal funds rate would be its main policy driver, it also was expected to reduce the size of the balance sheet later in the year. At the prior

2022 Annual Report

October 31, 2022

Investment Overview (unaudited) (cont'd)

Government Portfolio

meeting in December 2021, the FOMC accelerated winding down its asset purchase program, and this was still expected to be completed in March 2022.

•  Fed Chair Powell and the FOMC did not meet in February 2022. Minutes from the January 2022 FOMC meeting, released in February, indicated that officials were concerned about the longer-term impacts to financial stability with continued accommodative monetary policy. Participants expressed that if inflation were to persist it's likely "appropriate" to tighten monetary policy at a "faster pace" than anticipated. At the time, some members believed reducing the balance sheet would also be "appropriate" in 2022.

•  The FOMC voted 8-1 to increase the federal funds target range by 0.25% to a range of 0.25% to 0.50% at the conclusion of its March 2022 meeting, the first increase since 2018. James Bullard was the only member voting against the 0.25% increase as he preferred an increase of 0.50%. The Fed noted that the Russia-Ukraine conflict is likely to cause "additional upward pressure" on inflation and weigh on GDP. The FOMC noted that job growth and economic activity "continue to strengthen," but acknowledged inflation is too high.

•  The March 2022 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2022 is approximately 1.9%, and then is expected to rise to approximately 2.5% in 2023. The 2022 median GDP growth projection was downgraded to 2.8% in March 2022 from 4.0% in December 2021. The 2023 and 2024 GDP growth forecasts remain unchanged at 2.2% and 2.0%, respectively. The 2022 and 2023 unemployment rate estimates were unchanged in March 2022 from December 2021. The Fed increased its median 2022 PCE inflation forecast to 4.3% from 2.6% in December 2021. The 2023 PCE forecast was also increased, to 2.7% from 2.3%.

•  In the first quarter of 2022, U.S. GDP growth declined 1.6% (annualized) after a period of strong post-pandemic growth in 2021. While consumer spending was relatively resilient amid another surge of COVID-19 infections early in the year and rising inflation pressures, the economy was dragged down by slower inventory investment, a growing trade deficit and weaker government spending. However, the labor market remained remarkably strong, with non-farm payrolls averaging 539,000 in the first three months of 2022 and the unemployment rate at 3.6% as of March 31, 2022.

•  The FOMC voted unanimously to increase the federal funds target range by 0.50% to a range of 0.75% to 1.00% at the conclusion of its May 2022 meeting, as expected. (There was no April 2022 policy meeting.) Additionally, the FOMC announced it would begin reducing its balance sheet on June 1, 2022. It planned to start by reducing $47.5 billion of Treasury securities, agency debt and agency mortgage-backed securities for the next three months, then increase it to $95 billion per month thereafter. Chair Powell insisted that inflation was "much too high" and that rate increases were needed "expeditiously." He also downplayed the possibility of a 0.75% increase in the future but indicated another 0.50% hike was on the table at the June 2022 meeting.

•  Despite Chair Powell's previous comments that a larger magnitude rate hike was unlikely, expectations shifted as the June 2022 meeting approached. The FOMC voted 10-1 to increase the federal funds target range by 0.75% to a range of 1.50% to 1.75% at the conclusion of its June meeting, as expected. Additionally, the FOMC began reducing its balance sheet by $47.5 billion in June. The press release noted that inflation has remained "elevated." Looking forward, Chair Powell suggested that an increase between 50 and 75 basis points was "likely" at the July 2022 meeting.

•  The June 2022 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2022 is approximately 3.4%. The 2022 median GDP growth projection was downgraded to 1.7% as of June 2022, from 2.8% in March 2022. The 2023 and 2024 GDP growth forecasts were downgraded as well, to 1.7% and 1.9%, respectively. The 2022 and 2023 unemployment rate estimates were increased 20 and 40 basis points, respectively. The Fed increased its median 2022 PCE inflation forecast to 5.2% in June 2022, from 4.3% in March 2022. The 2023 PCE forecast was decreased, to 2.6% from 2.7%.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited) (cont'd)

Government Portfolio

•  U.S. GDP shrank for the second consecutive quarter, falling 0.6% (annualized) in the second quarter of 2022. While this fact alone does not meet the government's official definition of recession, downside risks to the economy were increasing. Consumer spending was subdued in the second quarter, with the headline CPI annual inflation rate at 9.1% as of June 2022. However, jobs growth continued to be surprisingly strong. Monthly non-farm payrolls averaged 384,000 in the second quarter of 2022, and the unemployment rate fell to 3.5% as of July 2022, matching its pre-pandemic low.

•  The FOMC voted unanimously to increase the federal funds target range by 0.75% to a range of 2.25% to 2.50% at the conclusion of its July 2022 meeting, as expected. The Fed noted it worked expeditiously to get policy rates back to a "neutral" setting (generally considered to be around 2.50%). The Fed also expressed future rate increases are appropriate. Regarding economic conditions, the Committee downgraded its outlook, saying, "recent indicators of spending and production have softened" and that the housing sector had weakened. Consistent with prior meetings, the FOMC continued to view inflation as "elevated" while job growth remained "robust."

•  At the annual August 2022 Jackson Hole conference, Chair Powell signaled that the Fed will continue to raise interest rates and leave them elevated to ensure that inflation is brought back under control, pushing back on those in the market who believed a dovish pivot was likely in 2023. Chair Powell stressed that "restoring price stability will likely require maintaining a restrictive policy stance for some time." On the back of this hawkish rhetoric, the market increased the probability of another 75 basis point increase at the following month's FOMC meeting. The August 2022 CPI figure, released in early September, was firmer than anticipated and solidified the market's expectations of another outsized rate hike at the next FOMC in September 2022.

•  As widely anticipated, for the third consecutive meeting, Fed officials raised interest rates by 75 basis points at the September 2022 policy meeting, bringing the target for the fed funds rate to a range of 3% to 3.25%. Updated dot plot forecasts showed that officials expect the fed funds rate to increase to 4.4% by year-end and 4.6% by 2023, as they try and curb inflation that remains stubbornly elevated at the highest levels since the 1980s. In the released statement, officials reiterated "ongoing increases in the target range will be appropriate," and that the Fed is "strongly committed to returning inflation to its 2% objective." As of September 2022 month-end, the market is pricing in another 75 basis point rate hike at the upcoming November 2022 FOMC meeting followed by another 50 basis point increase in December 2022. Following the September 2022 meeting, the 2-year Treasury note sold off and exceeded a yield of 4% for the first time since 2007.(v)

•  Minutes from the September 2022 FOMC meeting, released in October, showed that officials remain committed to raising interest rates into restrictive territory and holding them there, while they attempt to bring inflation back to their 2% target. Officials emphasized that the cost of taking too little action to bring inflation down outweighed the cost of taking too much action.

•  September 2022 non-farm payrolls increased more than anticipated, with the unemployment rate ticking back down to 50-year lows of 3.5%, down from 3.7% in the prior month. Additionally, September 2022 CPI advanced to another 40-year high, underscoring persistent inflation weighing on households and driving continued aggressive tightening of monetary policy. Third quarter 2022 GDP resumed a positive trend, growing 2.6% (annualized), after contracting modestly in the first half of 2022. However, much of the third quarter's gain was attributed to temporary adjustments in the trade deficit. On the back of strong economic data, the 2-year Treasury note continued its sell-off, touching a new recent high on October 20, 2022 of 4.61%.(v) As of October 31, 2022, the market was fully pricing in another 75 basis point interest rate hike at the November 2022 FOMC meeting (which did materialize), with another 100 basis points of additional tightening anticipated by the market at the upcoming December 2022 and February 2023 meetings.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited) (cont'd)

Government Portfolio

Management Strategies

•  As of October 31, 2022, the Fund had net assets of approximately $134.2 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 8 days and 61 days, respectively.

•  We continued to ensure high levels of liquidity and manage the portfolio to be responsive to changes in market conditions and interest rate levels. We purchased U.S. Treasury and government agency debt, to a lesser extent, and held a significant portion of the Fund in short-term repurchase agreements. We continued to focus on conservative positioning while maintaining a competitive return for investors.

(i)  One basis point = 0.01%

(ii)  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

(iii)  Source for labor market data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

(iv)  Source for consumer price index (CPI) inflation data used in this report: Bureau of Labor Statistics.

(v)  Source: Bloomberg L.P.

2022 Annual Report

October 31, 2022

Portfolio of Investments

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (79.6%)
ABN Amro Securities LLC, (Interest in $700,000 joint repurchase agreement, 3.05% dated 10/31/22 under which ABN Amro Securities LLC, will repurchase the securities provided as collateral for $700,059 on 11/1/22. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 10/01/52; valued at $719,529)	$210,000	$210,000
Bank of America Securities, Inc., (3.00%, dated 10/31/22, due 11/1/22; proceeds $200,017; fully collateralized by a U.S. Government obligation, 1.00% due 7/31/28; valued at $204,000)	200,000	200,000
Bank of America Securities, Inc., (3.05%, dated 10/31/22, due 11/1/22; proceeds $860,073; fully collateralized by various U.S. Government agency securities, 1.50% - 5.50% due 12/1/33 - 10/1/52; valued at $885,800)	860,000	860,000
Bank of Montreal, (3.14%, dated 9/22/22, due 11/3/22; proceeds $276,007; fully collateralized by various U.S. Government agency securities, 3.00% - 4.50% due 8/25/32 - 3/20/52; valued at $284,614)	275,000	275,000
Barclays Bank PLC, (3.15% (a), dated 3/6/19, due 11/7/22; proceeds $223,485; fully collateralized by various U.S. Government agency securities, 0.06% - 5.50% due 7/25/25 - 5/25/55; valued at $210,533) (Demand 11/1/22)	200,000	200,000
Barclays Bank PLC, (3.15% (a), dated 2/20/20, due 11/7/22; proceeds $108,671; fully collateralized by various U.S. Government agency securities, 1.00% - 2.87% due 10/25/29 - 2/25/55; valued at $105,266) (Demand 11/1/22)	100,000	100,000
Barclays Bank PLC, (3.20% (a), dated 5/10/22, due 12/5/22; proceeds $203,716; fully collateralized by various U.S. Government agency securities, 0.01% - 3.35% due 8/25/26 - 10/25/55; valued at $210,541) (Demand 11/1/22)	200,000	200,000
BMO Capital Markets Corp., (3.08%, dated 10/31/22, due 11/1/22; proceeds $200,017; fully collateralized by various U.S. Government agency securities, 2.08% - 7.48% due 3/10/27 - 7/20/64; valued at $206,062)	200,000	200,000
BMO Capital Markets Corp., (3.13%, dated 10/31/22, due 11/1/22; proceeds $345,030; fully collateralized by various U.S. Government agency securities, 0.09% - 6.30% due 6/25/31 - 7/20/72 and U.S. Government obligations, 0.00% due 11/15/48 - 11/15/51; valued at $362,250)	345,000	345,000
	Face Amount (000)	Value (000)
BMO Capital Markets Corp., (3.14%, dated 9/22/22, due 11/3/22; proceeds $401,465; fully collateralized by various U.S. Government agency securities, 4.61% - 4.95% due 7/25/23 - 9/20/72; valued at $420,783)	$400,000	$400,000
BNP Paribas Securities Corp., (2.90%, dated 10/31/22, due 11/1/22; proceeds $400,032; fully collateralized by various U.S. Government obligations, 0.13% - 7.13% due 11/1/22 - 10/31/23; valued at $408,000)	400,000	400,000
BNP Paribas Securities Corp., (Interest in $800,000 joint repurchase agreement, 3.00% dated 10/31/22 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $800,067 on 11/1/22. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 2/15/52; valued at $816,000)	73,000	73,000
BNP Paribas Securities Corp., (3.00%, dated 10/31/22, due 11/1/22; proceeds $200,017; fully collateralized by various U.S. Government obligations, 0.13% - 4.38% due 10/15/25 - 5/15/46; valued at $204,000)	200,000	200,000
BNP Paribas Securities Corp., (Interest in $1,550,000 joint repurchase agreement, 3.05% dated 10/31/22 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $1,550,131 on 11/1/22. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 7/15/63; valued at $1,593,041)	71,000	71,000
BNP Paribas Securities Corp., (3.27% (a), dated 4/8/20, due 12/5/22; proceeds $326,460; fully collateralized by various U.S. Government agency securities, 0.01% - 6.00% due 9/1/33 - 12/20/70 and U.S. Government obligations, 0.00% due 12/20/22 - 3/9/23; valued at $313,614) (Demand 11/1/22)	300,000	300,000
BNP Paribas Securities Corp., (3.27% (a), dated 9/2/20, due 12/5/22; proceeds $107,485; fully collateralized by various U.S. Government agency securities, 0.38% - 8.75% due 6/1/23 - 12/25/61; valued at $104,019) (Demand 11/1/22)	100,000	100,000
BNP Paribas Securities Corp., (3.27% (a), dated 3/23/21, due 12/30/22; proceeds $105,877; fully collateralized by various U.S. Government agency securities, 0.15% - 6.70% due 6/15/29 - 8/25/61; valued at $104,971) (Demand 11/1/22)	100,000	100,000

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
BNP Paribas Securities Corp., (3.27% (a), dated 5/6/22, due 12/30/22; proceeds $408,647; fully collateralized by various U.S. Government agency securities, 1.58% - 8.75% due 6/15/29 - 9/25/52; valued at $419,081) (Demand 11/1/22)	$400,000	$400,000
Canadian Imperial Bank of Commerce, (3.05%, dated 10/31/22, due 11/1/22; proceeds $300,001; fully collateralized by various U.S. Government agency securities, 1.50% - 7.50% due 7/1/24 - 10/20/52 and a U.S. Government obligation, 1.75% due 11/15/29; valued at $308,989)	300,000	300,000
Canadian Imperial Bank of Commerce, (3.11%, dated 9/22/22, due 11/3/22; proceeds $40,145; fully collateralized by various U.S. Government agency securities, 0.01% - 6.50% due 8/15/26 - 8/25/55 and U.S. Government obligations, 0.75% - 2.75% due 8/31/23 - 8/15/51; valued at $41,234)	40,000	40,000
Citibank NA, (3.06%, dated 10/27/22, due 11/3/22; proceeds $500,298; fully collateralized by various U.S. Government agency securities, 0.13% - 9.00% due 4/13/23 - 9/15/60 and U.S. Government obligations, 0.13% - 7.63% due 11/15/22 - 2/15/52; valued at $510,318)	500,000	500,000
Citigroup Global Markets Holdings, Inc., (3.00%, dated 10/31/22, due 11/1/22; proceeds $200,017; fully collateralized by various U.S. Government obligations, 0.88% - 5.25% due 11/15/28 - 1/31/29; valued at $204,051)	200,000	200,000
Citigroup Global Markets Holdings, Inc., (3.00%, dated 10/31/22, due 11/1/22; proceeds $250,021; fully collateralized by various U.S. Government obligations, 0.13% - 3.38% due 7/15/31 - 5/15/51; valued at $255,000)	250,000	250,000
Citigroup Global Markets Holdings, Inc., (3.06%, dated 10/27/22, due 11/3/22; proceeds $1,000,595; fully collateralized by various U.S. Government agency securities, 1.50% - 6.00% due 7/20/50 - 2/20/51; valued at $1,030,001)	1,000,000	1,000,000
Credit Agricole Corporate and Investment Bank, (2.98%, dated 10/31/22, due 11/1/22; proceeds $480,040; fully collateralized by various U.S. Government obligations, 1.63% - 3.00% due 10/15/27 - 8/15/48; valued at $489,600)	480,000	480,000
Credit Suisse AG, (3.25% (a), dated 4/1/22, due 11/10/22; proceeds $255,033; fully collateralized by various U.S. Government agency securities, 0.05% - 8.76% due 4/25/28 - 8/1/52; valued at $264,474)	250,000	250,000
Credit Suisse AG, (3.25% (a), dated 4/29/22, due 11/10/22; proceeds $254,401; fully collateralized by various U.S. Government agency securities, 0.02% - 8.08% due 2/1/26 - 5/1/58; valued at $262,779)	250,000	250,000
	Face Amount (000)	Value (000)
Credit Suisse AG, (3.25% (a), dated 7/7/22, due 11/10/22; proceeds $252,844; fully collateralized by various U.S. Government agency securities, 0.06% - 5.50% due 9/1/30 - 10/20/52; valued at $263,732)	$250,000	$250,000
Credit Suisse AG, (3.25% (a), dated 7/25/22, due 11/10/22; proceeds $252,438; fully collateralized by various U.S. Government agency securities, 0.05% - 7.00% due 6/1/29 - 10/1/52; valued at $263,402)	250,000	250,000
Daiwa Capital Markets America, Inc., (3.05%, dated 10/31/22, due 11/1/22; proceeds $1,000,085; fully collateralized by various U.S. Government agency securities, 1.50% - 6.63% due 10/08/24 - 11/1/52 and U.S. Government obligations, 0.13% - 6.25% due 11/25/22 - 8/15/52; valued at $1,028,191)	1,000,000	1,000,000
Federal Reserve Bank of New York, (3.05%, dated 10/31/22, due 11/1/22; proceeds $76,256,460; fully collateralized by various U.S. Government obligations, 0.38% - 4.50% due 4/15/24 - 2/15/42; valued at $76,256,460)	76,250,000	76,250,000
Fixed Income Clearing Corp., (3.05%, dated 10/31/22, due 11/1/22; proceeds $1,600,136; fully collateralized by various U.S. Government obligations, 0.13% - 4.75% due 12/15/24 - 2/15/37; valued at $1,632,000)	1,600,000	1,600,000
Fixed Income Clearing Corp., (3.05%, dated 10/31/22, due 11/1/22; proceeds $2,000,169; fully collateralized by various U.S. Government agency securities, 1.50% - 8.50% due 7/1/29 - 5/15/63; valued at $2,060,175)	2,000,000	2,000,000
Goldman Sachs & Co. LLC, (1.50%, dated 10/31/22, due 11/1/22; proceeds $1,409,059; fully collateralized by various U.S. Government obligations, 0.13% - 2.88% due 11/30/23 - 11/15/51; valued at $1,437,180)	1,409,000	1,409,000
Goldman Sachs & Co. LLC, (3.05%, dated 10/27/22, due 11/3/22; proceeds $400,237; fully collateralized by various U.S. Government agency securities, 2.00% - 7.00% due 7/1/28 - 9/1/57; valued at $412,000)	400,000	400,000
ING Financial Markets LLC, (3.05%, dated 10/31/22, due 11/1/22; proceeds $100,008; fully collateralized by various U.S. Government agency securities, 2.00% - 5.50% due 4/3/23 - 7/1/56 and U.S. Government obligations, 3.25% - 4.38% due 10/31/24 - 8/15/42; valued at $102,802)	100,000	100,000
ING Financial Markets LLC, (3.05%, dated 10/31/22, due 11/1/22; proceeds $400,034; fully collateralized by various U.S. Government obligations, 0.13% - 3.88% due 11/15/22 - 5/15/52; valued at $408,000)	400,000	400,000

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
JP Morgan Securities LLC, (3.06%, dated 10/31/22, due 11/1/22; proceeds $500,043; fully collateralized by various U.S. Government agency securities, 2.00% - 8.87% due 4/25/26 - 4/25/62; valued at $525,045)	$500,000	$500,000
JP Morgan Securities LLC, (3.21% (a), dated 8/17/21, due 1/30/23; proceeds $1,178,266; fully collateralized by various U.S. Government agency securities, 0.03% - 9.66% due 12/25/27 - 7/16/64; valued at $1,184,291) (Demand 11/1/22)	1,125,000	1,125,000
JP Morgan Securities LLC, (3.21% (a), dated 4/28/22, due 1/30/23; proceeds $307,410; fully collateralized by various U.S. Government agency securities, 0.05% - 5.50% due 11/25/24 - 8/16/63; valued at $315,811) (Demand 11/1/22)	300,000	300,000
JP Morgan Securities LLC, (3.21% (a), dated 5/23/22, due 1/30/23; proceeds $511,235; fully collateralized by various U.S. Government obligations, 0.02% - 6.00% due 6/25/30 - 7/16/64; valued at $526,351) (Demand 11/1/22)	500,000	500,000
JP Morgan Securities LLC, (3.21% (a), dated 6/1/22, due 1/30/23; proceeds $510,834; fully collateralized by various U.S. Government agency securities, 0.05% - 6.00% due 10/25/24 - 10/16/63; valued at $526,351) (Demand 11/1/22)	500,000	500,000
Mizuho Securities USA LLC, (3.15%, dated 9/22/22, due 11/3/22; proceeds $250,919; fully collateralized by various U.S. Government obligations, 0.25% - 4.08% due 10/31/23 - 5/15/32; valued at $255,000)	250,000	250,000
Mizuho Securities USA LLC, (3.18% (a), dated 10/26/21, due 12/5/22; proceeds $1,035,775; fully collateralized by various U.S. Government agency securities, 0.01% - 9.39% due 7/25/24 - 5/25/53 and U.S. Government obligations, 0.00% due 11/25/22 - 4/27/23; valued at $1,038,806) (Demand 11/1/22)	1,000,000	1,000,000
MUFG Securities (Canada) Ltd., (3.05%, dated 10/31/22, due 11/1/22; proceeds $600,051; fully collateralized by various U.S. Government agency securities, 0.25% - 5.50% due 5/22/23 - 10/1/52 and U.S. Government obligations, 0.38% - 4.38% due 1/31/23 - 8/15/46; valued at $616,317)	600,000	600,000
MUFG Securities Americas, Inc., (3.00%, dated 10/31/22, due 11/1/22; proceeds $50,004; fully collateralized by various U.S. Government obligations, 0.13% - 3.13% due 10/15/26 - 8/15/48; valued at $51,004)	50,000	50,000
	Face Amount (000)	Value (000)
MUFG Securities Americas, Inc., (3.05%, dated 10/31/22, due 11/1/22; proceeds $250,021; fully collateralized by various U.S. Government agency securities, 2.00% - 5.50% due 10/11/28 - 11/1/52 and U.S. Government obligations, 1.38% due 7/13/23 - 10/31/28; valued at $257,188)	$250,000	$250,000
Natixis SA, (Interest in $500,000 joint repurchase agreement, 3.05% dated 10/31/22 under which Natixis SA, will repurchase the securities provided as collateral for $500,042 on 11/1/22. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities, 2.00% - 5.50% due 1/15/38 - 9/1/52 and U.S. Government obligations, 0.75% - 3.00% due 5/31/26 - 2/15/51; valued at $514,986)	500,000	500,000
Natixis SA, (3.10% (a), dated 12/8/21, due 11/7/22; proceeds $77,157; fully collateralized by various U.S. Government agency securities, 1.65% - 6.50% due 3/1/28 - 9/15/65 and U.S. Government obligations, 0.63% - 3.88% due 2/15/24 - 2/15/51; valued at $78,220) (Demand 11/1/22)	75,000	75,000
Nomura Securities International, Inc., (3.05%, dated 10/31/22, due 11/1/22; proceeds $2,600,220; fully collateralized by various U.S. Government agency securities, 0.13% - 6.63% due 5/10/23 - 2/20/52 and U.S. Government obligations, 0.00% due 11/15/22 - 8/15/52; valued at $2,653,982)	2,600,000	2,600,000
Northwestern Mutual Life Insurance Company, (3.09%, dated 10/31/22, due 11/1/22; proceeds $800,069; fully collateralized by various U.S. Government agency securities, 2.00% - 4.00% due 12/1/39 - 2/1/52; valued at $824,000)	800,000	800,000
Prudential Insurance Company of America, (3.06%, dated 10/31/22, due 11/1/22; proceeds $267,595; fully collateralized by various U.S. Government obligations, 0.01% - 3.38% due 8/15/22 - 2/15/51; valued at $272,923)	267,572	267,572
Prudential Legacy Insurance Company of New Jersey, (3.06%, dated 10/31/22, due 11/1/22; proceeds $657,912; fully collateralized by various U.S. Government obligations, 0.01% - 2.38% due 5/15/36 - 5/15/51; valued at $671,013)	657,856	657,856
RBC Dominion Securities Inc., (3.01%, dated 10/31/22, due 11/1/22; proceeds $100,008; fully collateralized by various U.S. Government obligations, 0.25% - 2.00% due 1/15/26 - 2/15/50; valued at $102,000)	100,000	100,000

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Royal Bank of Canada, (3.08% (a), dated 6/10/22, due 11/7/22; proceeds $2,025,667; fully collateralized by various U.S. Government agency securities, 3.00% - 9.00% due 7/15/30 - 10/1/52 and U.S. Government obligations, 0.13% - 2.63% due 7/31/23 - 2/15/31; valued at $2,055,145) (Demand 11/1/22)	$2,000,000	$2,000,000
Royal Bank of Canada, (3.09% (a), dated 9/26/22, due 3/23/23; proceeds $1,502,612; fully collateralized by various U.S. Government agency securities, 1.50% - 7.50% due 4/1/23 - 1/1/58; valued at $1,524,000) (Demand 11/1/22)	1,480,000	1,480,000
Sumitomo Mitsui Banking Corp., (3.05%, dated 10/31/22, due 11/1/22; proceeds $300,025; fully collateralized by various U.S. Government agency securities, 2.50% - 6.00% due 7/20/38 - 9/1/52; valued at $309,026)	300,000	300,000
Sumitomo Mitsui Banking Corp., (3.05%, dated 10/31/22, due 11/1/22; proceeds $650,055; fully collateralized by various U.S. Government obligations, 0.25% - 3.00% due 6/30/24 - 11/15/31; valued at $663,056)	650,000	650,000
Wells Fargo Securities LLC, (Interest in $850,000 joint repurchase agreement, 3.06% dated 10/31/22 under which Wells Fargo Securities LLC, will repurchase the securities provided as collateral for $850,072 on 11/1/22. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities with various maturities to 3/1/61; valued at $875,500)	765,000	765,000
Total Repurchase Agreements (Cost $106,833,428)		106,833,428
U.S. Agency Securities (5.7%)
Federal Farm Credit Bank,
1.59%, 12/5/22 (b)	35,000	34,948
1.70%, 1/3/23 (b)	90,000	89,735
1.74%, 12/7/22 - 12/9/22 (b)	65,000	64,887
1.88%, 2/13/23 (b)	97,000	96,482
2.25%, 6/7/23	545,000	544,942
SOFR + 0.02%, 3.07%, 8/21/23 - 11/14/23 (a)	400,000	399,893
SOFR + 0.03%, 3.08%, 1/23/24 (a)	140,000	139,951
Daily FCPR - 3.17%, 3.08%, 1/13/23 (a)	200,000	199,996
SOFR + 0.04%, 3.09%, 9/20/23 - 5/15/24 (a)	1,355,000	1,355,000
SOFR + 0.05%, 3.10%, 2/15/24 - 6/26/24 (a)	1,917,000	1,916,997
3.10%, 4/8/24 - 5/17/24 (a)	125,000	124,998
SOFR + 0.06%, 3.11%, 11/22/23 - 1/10/24 (a)	1,014,000	1,014,065
3.14%, 6/4/24 (a)	324,000	323,949
	Face Amount (000)	Value (000)
SOFR + 0.10%, 3.15%, 8/1/24 - 8/8/24 (a)	$187,000	$187,000
3 Month Treasury Money Market Yield - 0.04%, 4.07%, 3/4/24 (a)	250,000	250,000
4.67%, 7/26/23 (c)	16,000	15,988
Federal Home Loan Bank,
1.50%, 11/3/22 (b)	276,000	275,977
1.61%, 12/20/22 (b)	220,000	219,524
2.24%, 6/23/23	385,000	384,979
U.S. International Development Finance Corporation,
3.50%, 11/7/22 (a)	1,819	1,819
3.70%, 11/7/22 (a)	13,096	13,096
3.97%, 11/7/22 (a)	22,730	22,730
Total U.S. Agency Securities (Cost $7,676,956)		7,676,956
U.S. Treasury Securities (14.9%)
U.S. Treasury Bills,
1.45%, 11/3/22 (d)	1,830,000	1,829,856
1.46%, 11/3/22 (d)	100,000	99,992
1.48%, 11/3/22 (d)	60,000	59,995
1.52%, 11/17/22 (d)	407,000	406,731
1.53%, 11/1/22 (d)	240,000	240,000
1.54%, 11/1/22 (d)	200,000	200,000
1.55%, 11/25/22 (d)	590,000	589,404
1.56%, 11/25/22 (d)	700,000	699,286
1.61%, 12/1/22 (d)	700,000	699,078
1.75%, 12/8/22 (d)	1,200,000	1,197,891
3.13%, 2/9/23 (d)	1,377,000	1,365,369
3.18%, 1/3/23 (d)	318,083	316,354
3.26%, 1/10/23 (d)	111,000	110,313
3.27%, 1/10/23 (d)	20,640	20,512
3.28%, 1/10/23 (d)	198,000	196,768
3.33%, 3/2/23 (d)	1,209,000	1,195,854
U.S. Treasury Notes,
0.13%, 2/28/23	310,000	309,161
1.63%, 11/15/22	260,000	260,035
2.00%, 11/30/22	727,150	727,514
2.63%, 2/28/23	1,100,000	1,105,951
3 Month Treasury Money Market Yield - 0.08%, 3.97%, 4/30/24 (a)	2,628,000	2,625,608
3 Month Treasury Money Market Yield - 0.02%, 4.03%, 1/31/24 (a)	5,314,608	5,316,571
3 Month Treasury Money Market Yield + 0.03%, 4.07%, 7/31/23 (a)(c)	221,000	221,162
3 Month Treasury Money Market Yield + 0.04%, 4.08%, 10/31/23 (a)(c)	128,000	128,158
Total U.S. Treasury Securities (Cost $19,921,563)		19,921,563
Total Investments (100.2%) (Cost $134,431,947) (e)(f)		134,431,947
Liabilities in Excess of Other Assets (-0.2%)		(260,258)
Net Assets (100.0%)		$134,171,689
The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Portfolio of Investments (cont'd)

Government Portfolio

(a)  Floating or variable rate securities: The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(c)  All or a portion of the security is subject to delayed delivery.

(d)  Rate shown is the yield to maturity at October 31, 2022.

(e)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

FCPR  Federal Reserve Bank Prime Loan Rate U.S.

SOFR  Secured Overnight Financing Rate.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	79.5%
U.S. Treasury Securities	14.8
U.S. Agency Securities	5.7
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited)

Government Securities Portfolio

The Government Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing substantially all of its assets in U.S. Treasury obligations and certain U.S. government securities, the interest from which is generally exempt from state income taxation.

Performance

For the fiscal period ended October 31, 2022, the Fund's Institutional Share Class had a total return of 0.83%. For the seven-day period ended October 31, 2022, the Fund's Institutional Share Class provide an annualized current yield of 2.81% (subsidized) and 2.78% (non-subsidized), while its 30-day moving average annualized yield was 2.74% (subsidized) and 2.70% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  The Federal Open Market Committee (FOMC or Committee) voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25% at the conclusion of its November 2021 meeting. In line with market expectations, the Committee announced it would start to taper its bond purchases in November 2021. To start, the Federal Reserve (Fed) reduced purchases of Treasury securities by $10 billion and mortgage-backed securities by $5 billion per month. Purchases were anticipated to be reduced each month, but the Committee "is prepared to adjust the pace of purchases if warranted by changes in the economic outlook." Additionally in November 2021, Jerome Powell was reappointed as chair of the Board of Governors of the Federal Reserve System for a second term.

•  At the December 2021 meeting, the FOMC voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25%. Of particular note, and in line with market expectations at the time, the FOMC announced that it would accelerate the winding down of its asset purchase program, increasing the reduction from $15 billion to $30 billion a month. This put the FOMC on pace to conclude the program around March 2022.

•  The December 2021 meeting included an update of the FOMC's summary of economic projections. The 2022 "dot plot" showed all 18 voting members believed a rate hike was appropriate in 2022, an increase from nine members in the September 2021 projection. The median expectation for the federal funds rate was 1.6% and 2.1% at the end of 2023 and 2024, respectively. The FOMC downgraded its 2021 real gross domestic product (GDP) forecast to 5.5% from 5.9% estimated in September 2021. The downgrade in GDP was attributed to rising COVID-19 case counts and supply chain bottlenecks. Additionally, the Committee increased its personal consumption expenditures (PCE) inflation projections to 5.3% for 2021, up from its September 2021 forecast of 4.2%. The 2022 PCE projections increased 40 basis points to 2.6%.(i) In addition, the FOMC estimated core PCE rising to 4.4% for 2021, higher than the 3.7% forecast in September 2021, but ultimately leveling out marginally above 2% in the years following.

•  Fourth quarter 2021 GDP growth picked up from the third quarter to an annualized rate of 6.9%, as consumers shopped early for the holiday season and businesses rebuilt inventories to meet pent-up demand, while the highly contagious omicron variant didn't begin spreading in the U.S. until the end of the quarter.(ii) Monthly non-farm payrolls averaged 435,000 in the fourth quarter of 2021.(iii) Headline consumer price index (CPI) inflation rose 7.0% in the 12 months ended December 2021, a level not seen since 1982.(iv)

•  The FOMC voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25% at the conclusion of its January 2022 meeting. With inflation running higher than expected, Chair Powell and the Committee signaled higher rates were on the horizon, saying, "it will soon be appropriate to raise the target range." Market data at the time expected the first interest rate hike in March 2022. In his press release, the chairman illustrated that the Federal Reserve's balance sheet was larger than it needed to be. While the FOMC stated the federal funds rate would be its main policy driver, it also was expected to reduce the size of the balance sheet later in the year. At the prior

2022 Annual Report

October 31, 2022

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

meeting in December 2021, the FOMC accelerated winding down its asset purchase program, and this was still expected to be completed in March 2022.

•  Fed Chair Powell and the FOMC did not meet in February 2022. Minutes from the January 2022 FOMC meeting, released in February, indicated that officials were concerned about the longer-term impacts to financial stability with continued accommodative monetary policy. Participants expressed that if inflation were to persist it's likely "appropriate" to tighten monetary policy at a "faster pace" than anticipated. At the time, some members believed reducing the balance sheet would also be "appropriate" in 2022.

•  The FOMC voted 8-1 to increase the federal funds target range by 0.25% to a range of 0.25% to 0.50% at the conclusion of its March 2022 meeting, the first increase since 2018. James Bullard was the only member voting against the 0.25% increase as he preferred an increase of 0.50%. The Fed noted that the Russia-Ukraine conflict is likely to cause "additional upward pressure" on inflation and weigh on GDP. The FOMC noted that job growth and economic activity "continue to strengthen," but acknowledged inflation is too high.

•  The March 2022 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2022 is approximately 1.9%, and then is expected to rise to approximately 2.5% in 2023. The 2022 median GDP growth projection was downgraded to 2.8% in March 2022 from 4.0% in December 2021. The 2023 and 2024 GDP growth forecasts remain unchanged at 2.2% and 2.0%, respectively. The 2022 and 2023 unemployment rate estimates were unchanged in March 2022 from December 2021. The Fed increased its median 2022 PCE inflation forecast to 4.3% from 2.6% in December 2021. The 2023 PCE forecast was also increased, to 2.7% from 2.3%.

•  In the first quarter of 2022, U.S. GDP growth declined 1.6% (annualized) after a period of strong post-pandemic growth in 2021. While consumer spending was relatively resilient amid another surge of COVID-19 infections early in the year and rising inflation pressures, the economy was dragged down by slower inventory investment, a growing trade deficit and weaker government spending. However, the labor market remained remarkably strong, with non-farm payrolls averaging 539,000 in the first three months of 2022 and the unemployment rate at 3.6% as of March 31, 2022.

•  The FOMC voted unanimously to increase the federal funds target range by 0.50% to a range of 0.75% to 1.00% at the conclusion of its May 2022 meeting, as expected. (There was no April 2022 policy meeting.) Additionally, the FOMC announced it would begin reducing its balance sheet on June 1, 2022. It planned to start by reducing $47.5 billion of Treasury securities, agency debt and agency mortgage-backed securities for the next three months, then increase it to $95 billion per month thereafter. Chair Powell insisted that inflation was "much too high" and that rate increases were needed "expeditiously." He also downplayed the possibility of a 0.75% increase in the future but indicated another 0.50% hike was on the table at the June 2022 meeting.

•  Despite Chair Powell's previous comments that a larger magnitude rate hike was unlikely, expectations shifted as the June 2022 meeting approached. The FOMC voted 10-1 to increase the federal funds target range by 0.75% to a range of 1.50% to 1.75% at the conclusion of its June meeting, as expected. Additionally, the FOMC began reducing its balance sheet by $47.5 billion in June. The press release noted that inflation has remained "elevated." Looking forward, Chair Powell suggested that an increase between 50 and 75 basis points was "likely" at the July 2022 meeting.

•  The June 2022 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2022 is approximately 3.4%. The 2022 median GDP growth projection was downgraded to 1.7% as of June 2022, from 2.8% in March 2022. The 2023 and 2024 GDP growth forecasts were downgraded as well, to 1.7% and 1.9%, respectively. The 2022 and 2023 unemployment rate estimates were increased 20 and 40 basis points, respectively. The Fed increased its median 2022 PCE inflation forecast to 5.2% in June 2022, from 4.3% in March 2022. The 2023 PCE forecast was decreased, to 2.6% from 2.7%.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

•  U.S. GDP shrank for the second consecutive quarter, falling 0.6% (annualized) in the second quarter of 2022. While this fact alone does not meet the government's official definition of recession, downside risks to the economy were increasing. Consumer spending was subdued in the second quarter, with the headline CPI annual inflation rate at 9.1% as of June 2022. However, jobs growth continued to be surprisingly strong. Monthly non-farm payrolls averaged 384,000 in the second quarter of 2022, and the unemployment rate fell to 3.5% as of July 2022, matching its pre-pandemic low.

•  The FOMC voted unanimously to increase the federal funds target range by 0.75% to a range of 2.25% to 2.50% at the conclusion of its July 2022 meeting, as expected. The Fed noted it worked expeditiously to get policy rates back to a "neutral" setting (generally considered to be around 2.50%). The Fed also expressed future rate increases are appropriate. Regarding economic conditions, the Committee downgraded its outlook, saying, "recent indicators of spending and production have softened" and that the housing sector had weakened. Consistent with prior meetings, the FOMC continued to view inflation as "elevated" while job growth remained "robust."

•  At the annual August 2022 Jackson Hole conference, Chair Powell signaled that the Fed will continue to raise interest rates and leave them elevated to ensure that inflation is brought back under control, pushing back on those in the market who believed a dovish pivot was likely in 2023. Chair Powell stressed that "restoring price stability will likely require maintaining a restrictive policy stance for some time." On the back of this hawkish rhetoric, the market increased the probability of another 75 basis point increase at the following month's FOMC meeting. The August 2022 CPI figure, released in early September, was firmer than anticipated and solidified the market's expectations of another outsized rate hike at the next FOMC in September 2022.

•  As widely anticipated, for the third consecutive meeting, Fed officials raised interest rates by 75 basis points at the September 2022 policy meeting, bringing the target for the fed funds rate to a range of 3% to 3.25%. Updated dot plot forecasts showed that officials expect the fed funds rate to increase to 4.4% by year-end and 4.6% by 2023, as they try and curb inflation that remains stubbornly elevated at the highest levels since the 1980s. In the released statement, officials reiterated "ongoing increases in the target range will be appropriate," and that the Fed is "strongly committed to returning inflation to its 2% objective." As of September 2022 month-end, the market is pricing in another 75 basis point rate hike at the upcoming November 2022 FOMC meeting followed by another 50 basis point increase in December 2022. Following the September 2022 meeting, the 2-year Treasury note sold off and exceeded a yield of 4% for the first time since 2007.(v)

•  Minutes from the September 2022 FOMC meeting, released in October, showed that officials remain committed to raising interest rates into restrictive territory and holding them there, while they attempt to bring inflation back to their 2% target. Officials emphasized that the cost of taking too little action to bring inflation down outweighed the cost of taking too much action.

•  September 2022 non-farm payrolls increased more than anticipated, with the unemployment rate ticking back down to 50-year lows of 3.5%, down from 3.7% in the prior month. Additionally, September 2022 CPI advanced to another 40-year high, underscoring persistent inflation weighing on households and driving continued aggressive tightening of monetary policy. Third quarter 2022 GDP resumed a positive trend, growing 2.6% (annualized), after contracting modestly in the first half of 2022. However, much of the third quarter's gain was attributed to temporary adjustments in the trade deficit. On the back of strong economic data, the 2-year Treasury note continued its sell-off, touching a new recent high on October 20, 2022 of 4.61%.(v) As of October 31, 2022, the market was fully pricing in another 75 basis point interest rate hike at the November 2022 FOMC meeting (which did materialize), with another 100 basis points of additional tightening anticipated by the market at the upcoming December 2022 and February 2023 meetings.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

Management Strategies

•  As of October 31, 2022, the Fund had net assets of approximately $7.9 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 6 days and 98 days, respectively.

•  We continued to ensure high levels of liquidity and manage the portfolio to be responsive to changes in market conditions and interest rate levels. We purchased U.S. Treasury and U.S. government agency debt, to a lesser extent, and remained focused on portfolio liquidity while maintaining a competitive return for investors.

(i)  One basis point = 0.01%

(ii)  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

(iii)  Source for labor market data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

(iv)  Source for consumer price index (CPI) inflation data used in this report: Bureau of Labor Statistics.

(v)  Source: Bloomberg L.P.

2022 Annual Report

October 31, 2022

Portfolio of Investments

Government Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Agency Securities (46.5%)
Federal Farm Credit Bank,
1.41%, 11/4/22 (a)	$17,000	$16,998
1.44%, 11/14/22 (a)	25,000	24,987
1.74%, 12/9/22 (a)	24,000	23,956
2.30%, 6/5/23	10,000	9,864
SOFR + 0.01%, 3.06%, 3/7/23 (b)	25,000	25,000
SOFR + 0.02%, 3.07%, 11/28/22 - 11/14/23 (b)	845,000	844,977
SOFR + 0.03%, 3.08%, 1/23/24 (b)	10,000	9,996
SOFR + 0.04%, 3.09%, 3/4/24 - 4/29/24 (b)	65,000	65,000
SOFR + 0.05%, 3.10%, 7/20/23 - 4/25/24 (b)	287,000	287,000
SOFR + 0.06%, 3.11%, 12/13/23 - 7/8/24 (b)	98,000	98,005
SOFR + 0.10%, 3.15%, 8/1/24 (b)	7,000	7,000
4.67%, 7/26/23 (c)	1,875	1,874
Federal Home Loan Bank,
2.24%, 6/23/23	13,000	12,999
2.28%, 11/3/22 (a)	200,000	199,975
SOFR + 0.01%, 3.06%, 12/9/22 - 1/4/23 (b)	225,000	225,000
SOFR + 0.03%, 3.08%, 1/13/23 (b)	100,000	100,000
SOFR + 0.04%, 3.09%, 11/25/22 - 11/28/22 (b)	550,000	550,000
3.09%, 1/24/23	250,000	250,000
3.10%, 2/28/23	350,000	350,000
3.12%, 2/3/23 (c)	273,000	273,000
3.66%, 3/2/23 (c)	250,000	250,000
Tennessee Valley Authority
3.03%, 11/2/22 (a)	42,000	41,996
Total U.S. Agency Securities (Cost $3,667,627)		3,667,627
Repurchase Agreement (40.5%)
Federal Reserve Bank of New York, (3.05%, dated 10/31/22, due 11/1/22; proceeds $3,185,270; fully collateralized by various U.S. Government obligations, 0.13% - 2.50% due 5/31/23 - 5/15/24; valued at $3,185,270) (Cost $3,185,000)	3,185,000	3,185,000
U.S. Treasury Securities (19.6%)
U.S. Treasury Bills,
1.45%, 11/3/22 (d)	117,000	116,991
1.47%, 11/10/22 (d)	83,000	82,970
1.52%, 11/17/22 (d)	51,000	50,966
1.75%, 12/8/22 (d)	150,000	149,736
2.23%, 11/1/22 (d)	77,000	77,000
3.04%, 12/27/22 (d)	3,000	2,986
3.13%, 2/9/23 (d)	115,000	114,029
3.32%, 11/22/22 (d)	85,000	84,838
U.S. Treasury Notes,
0.13%, 11/30/22 - 12/31/22	150,000	149,832
2.00%, 2/15/23	50,000	50,145
3 Month Treasury Money Market Yield - 0.08%, 4.04%, 4/30/24 (b)	83,000	82,991
	Face Amount (000)	Value (000)
3 Month Treasury Money Market Yield - 0.02%, 4.10%, 1/31/24 (b)	$345,750	$345,873
3 Month Treasury Money Market Yield + 0.03%, 4.14%, 7/31/23 (b)(c)	26,000	26,020
3 Month Treasury Money Market Yield + 0.04%, 4.15%, 10/31/23 (b)(c)	189,959	190,208
3 Month Treasury Money Market Yield + 0.05%, 4.16%, 1/31/23 (b)	17,000	17,002
Total U.S. Treasury Securities (Cost $1,541,587)		1,541,587
Total Investments (106.6%) (Cost $8,394,214) (e)(f)		8,394,214
Liabilities in Excess of Other Assets (-6.6%)		(520,631)
Net Assets (100.0%)		$7,873,583

(a)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(b)  Floating or variable rate securities: The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  All or a portion of the security is subject to delayed delivery.

(d)  Rate shown is the yield to maturity at October 31, 2022.

(e)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(f)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

SOFR  Secured Overnight Financing Rate.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Agency Securities	43.7%
Repurchase Agreements	37.9
U.S. Treasury Securities	18.4
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited)

Treasury Portfolio

The Treasury Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations, which are backed by the full faith and credit of the U.S. government, and repurchase agreements collateralized by such securities.

Performance

For the fiscal period ended October 31, 2022, the Fund's Institutional Share Class had a total return of 0.89%. For the seven-day period ended October 31, 2022, the Fund's Institutional Share Class provide an annualized current yield of 2.85% (subsidized) and 2.84% (non-subsidized), while its 30-day moving average annualized yield was 2.82% and 2.81% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  The Federal Open Market Committee (FOMC or Committee) voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25% at the conclusion of its November 2021 meeting. In line with market expectations, the Committee announced it would start to taper its bond purchases in November 2021. To start, the Federal Reserve (Fed) reduced purchases of Treasury securities by $10 billion and mortgage-backed securities by $5 billion per month. Purchases were anticipated to be reduced each month, but the Committee "is prepared to adjust the pace of purchases if warranted by changes in the economic outlook." Additionally in November 2021, Jerome Powell was reappointed as chair of the Board of Governors of the Federal Reserve System for a second term.

•  At the December 2021 meeting, the FOMC voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25%. Of particular note, and in line with market expectations at the time, the FOMC announced that it would accelerate the winding down of its asset purchase program, increasing the reduction from $15 billion to $30 billion a month. This put the FOMC on pace to conclude the program around March 2022.

•  The December 2021 meeting included an update of the FOMC's summary of economic projections. The 2022 "dot plot" showed all 18 voting members believed a rate hike was appropriate in 2022, an increase from nine members in the September 2021 projection. The median expectation for the federal funds rate was 1.6% and 2.1% at the end of 2023 and 2024, respectively. The FOMC downgraded its 2021 real gross domestic product (GDP) forecast to 5.5% from 5.9% estimated in September 2021. The downgrade in GDP was attributed to rising COVID-19 case counts and supply chain bottlenecks. Additionally, the Committee increased its personal consumption expenditures (PCE) inflation projections to 5.3% for 2021, up from its September 2021 forecast of 4.2%. The 2022 PCE projections increased 40 basis points to 2.6%.(i) In addition, the FOMC estimated core PCE rising to 4.4% for 2021, higher than the 3.7% forecast in September 2021, but ultimately leveling out marginally above 2% in the years following.

•  Fourth quarter 2021 GDP growth picked up from the third quarter to an annualized rate of 6.9%, as consumers shopped early for the holiday season and businesses rebuilt inventories to meet pent-up demand, while the highly contagious omicron variant didn't begin spreading in the U.S. until the end of the quarter.(ii) Monthly non-farm payrolls averaged 435,000 in the fourth quarter of 2021.(iii) Headline consumer price index (CPI) inflation rose 7.0% in the 12 months ended December 2021, a level not seen since 1982.(iv)

•  The FOMC voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25% at the conclusion of its January 2022 meeting. With inflation running higher than expected, Chair Powell and the Committee signaled higher rates were on the horizon, saying, "it will soon be appropriate to raise the target range." Market data at the time expected the first interest rate hike in March 2022. In his press release, the chairman illustrated that the Federal Reserve's balance sheet was larger than it needed to be. While the FOMC stated the federal funds rate would be its main policy driver, it also was expected to reduce the size of the balance sheet later in the year. At the prior

2022 Annual Report

October 31, 2022

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

meeting in December 2021, the FOMC accelerated winding down its asset purchase program, and this was still expected to be completed in March 2022.

•  Fed Chair Powell and the FOMC did not meet in February 2022. Minutes from the January 2022 FOMC meeting, released in February, indicated that officials were concerned about the longer-term impacts to financial stability with continued accommodative monetary policy. Participants expressed that if inflation were to persist it's likely "appropriate" to tighten monetary policy at a "faster pace" than anticipated. At the time, some members believed reducing the balance sheet would also be "appropriate" in 2022.

•  The FOMC voted 8-1 to increase the federal funds target range by 0.25% to a range of 0.25% to 0.50% at the conclusion of its March 2022 meeting, the first increase since 2018. James Bullard was the only member voting against the 0.25% increase as he preferred an increase of 0.50%. The Fed noted that the Russia-Ukraine conflict is likely to cause "additional upward pressure" on inflation and weigh on GDP. The FOMC noted that job growth and economic activity "continue to strengthen," but acknowledged inflation is too high.

•  The March 2022 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2022 is approximately 1.9%, and then is expected to rise to approximately 2.5% in 2023. The 2022 median GDP growth projection was downgraded to 2.8% in March 2022 from 4.0% in December 2021. The 2023 and 2024 GDP growth forecasts remain unchanged at 2.2% and 2.0%, respectively. The 2022 and 2023 unemployment rate estimates were unchanged in March 2022 from December 2021. The Fed increased its median 2022 PCE inflation forecast to 4.3% from 2.6% in December 2021. The 2023 PCE forecast was also increased, to 2.7% from 2.3%.

•  In the first quarter of 2022, U.S. GDP growth declined 1.6% (annualized) after a period of strong post-pandemic growth in 2021. While consumer spending was relatively resilient amid another surge of COVID-19 infections early in the year and rising inflation pressures, the economy was dragged down by slower inventory investment, a growing trade deficit and weaker government spending. However, the labor market remained remarkably strong, with non-farm payrolls averaging 539,000 in the first three months of 2022 and the unemployment rate at 3.6% as of March 31, 2022.

•  The FOMC voted unanimously to increase the federal funds target range by 0.50% to a range of 0.75% to 1.00% at the conclusion of its May 2022 meeting, as expected. (There was no April 2022 policy meeting.) Additionally, the FOMC announced it would begin reducing its balance sheet on June 1, 2022. It planned to start by reducing $47.5 billion of Treasury securities, agency debt and agency mortgage-backed securities for the next three months, then increase it to $95 billion per month thereafter. Chair Powell insisted that inflation was "much too high" and that rate increases were needed "expeditiously." He also downplayed the possibility of a 0.75% increase in the future but indicated another 0.50% hike was on the table at the June 2022 meeting.

•  Despite Chair Powell's previous comments that a larger magnitude rate hike was unlikely, expectations shifted as the June 2022 meeting approached. The FOMC voted 10-1 to increase the federal funds target range by 0.75% to a range of 1.50% to 1.75% at the conclusion of its June meeting, as expected. Additionally, the FOMC began reducing its balance sheet by $47.5 billion in June. The press release noted that inflation has remained "elevated." Looking forward, Chair Powell suggested that an increase between 50 and 75 basis points was "likely" at the July 2022 meeting.

•  The June 2022 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2022 is approximately 3.4%. The 2022 median GDP growth projection was downgraded to 1.7% as of June 2022, from 2.8% in March 2022. The 2023 and 2024 GDP growth forecasts were downgraded as well, to 1.7% and 1.9%, respectively. The 2022 and 2023 unemployment rate estimates were increased 20 and 40 basis points, respectively. The Fed increased its median 2022 PCE inflation forecast to 5.2% in June 2022, from 4.3% in March 2022. The 2023 PCE forecast was decreased, to 2.6% from 2.7%.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

•  U.S. GDP shrank for the second consecutive quarter, falling 0.6% (annualized) in the second quarter of 2022. While this fact alone does not meet the government's official definition of recession, downside risks to the economy were increasing. Consumer spending was subdued in the second quarter, with the headline CPI annual inflation rate at 9.1% as of June 2022. However, jobs growth continued to be surprisingly strong. Monthly non-farm payrolls averaged 384,000 in the second quarter of 2022, and the unemployment rate fell to 3.5% as of July 2022, matching its pre-pandemic low.

•  The FOMC voted unanimously to increase the federal funds target range by 0.75% to a range of 2.25% to 2.50% at the conclusion of its July 2022 meeting, as expected. The Fed noted it worked expeditiously to get policy rates back to a "neutral" setting (generally considered to be around 2.50%). The Fed also expressed future rate increases are appropriate. Regarding economic conditions, the Committee downgraded its outlook, saying, "recent indicators of spending and production have softened" and that the housing sector had weakened. Consistent with prior meetings, the FOMC continued to view inflation as "elevated" while job growth remained "robust."

•  At the annual August 2022 Jackson Hole conference, Chair Powell signaled that the Fed will continue to raise interest rates and leave them elevated to ensure that inflation is brought back under control, pushing back on those in the market who believed a dovish pivot was likely in 2023. Chair Powell stressed that "restoring price stability will likely require maintaining a restrictive policy stance for some time." On the back of this hawkish rhetoric, the market increased the probability of another 75 basis point increase at the following month's FOMC meeting. The August 2022 CPI figure, released in early September, was firmer than anticipated and solidified the market's expectations of another outsized rate hike at the next FOMC in September 2022.

•  As widely anticipated, for the third consecutive meeting, Fed officials raised interest rates by 75 basis points at the September 2022 policy meeting,

bringing the target for the fed funds rate to a range of 3% to 3.25%. Updated dot plot forecasts showed that officials expect the fed funds rate to increase to 4.4% by year-end and 4.6% by 2023, as they try and curb inflation that remains stubbornly elevated at the highest levels since the 1980s. In the released statement, officials reiterated "ongoing increases in the target range will be appropriate," and that the Fed is "strongly committed to returning inflation to its 2% objective." As of September 2022 month-end, the market is pricing in another 75 basis point rate hike at the upcoming November 2022 FOMC meeting followed by another 50 basis point increase in December 2022. Following the September 2022 meeting, the 2-year Treasury note sold off and exceeded a yield of 4% for the first time since 2007.(v)

•  Minutes from the September 2022 FOMC meeting, released in October, showed that officials remain committed to raising interest rates into restrictive territory and holding them there, while they attempt to bring inflation back to their 2% target. Officials emphasized that the cost of taking too little action to bring inflation down outweighed the cost of taking too much action.

•  September 2022 non-farm payrolls increased more than anticipated, with the unemployment rate ticking back down to 50-year lows of 3.5%, down from 3.7% in the prior month. Additionally, September 2022 CPI advanced to another 40-year high, underscoring persistent inflation weighing on households and driving continued aggressive tightening of monetary policy. Third quarter 2022 GDP resumed a positive trend, growing 2.6% (annualized), after contracting modestly in the first half of 2022. However, much of the third quarter's gain was attributed to temporary adjustments in the trade deficit. On the back of strong economic data, the 2-year Treasury note continued its sell-off, touching a new recent high on October 20, 2022 of 4.61%.(v) As of October 31, 2022, the market was fully pricing in another 75 basis point interest rate hike at the November 2022 FOMC meeting (which did materialize), with another 100 basis points of additional tightening anticipated by the market at the upcoming December 2022 and February 2023 meetings.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

Management Strategies

•  As of October 31, 2022, the Fund had net assets of approximately $34.2 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 6 days and 35 days, respectively.

•  We continued to ensure high levels of liquidity and manage the portfolio to be responsive to changes in market conditions and interest rate levels. We purchased U.S. Treasuries and held a significant portion of the portfolio in short-term repurchase agreements, collateralized by U.S. Treasury obligations. We remained focused on portfolio liquidity and conservative positioning while maintaining a competitive return for investors.

(i)  One basis point = 0.01%

(ii)  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

(iii)  Source for labor market data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

(iv)  Source for consumer price index (CPI) inflation data used in this report: Bureau of Labor Statistics.

(v)  Source: Bloomberg L.P.

2022 Annual Report

October 31, 2022

Portfolio of Investments

Treasury Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (84.6%)
Barclays Bank PLC, (3.05%, dated 10/31/22, due 11/1/22; proceeds $100,008; fully collateralized by a U.S. Government obligation, 1.88% due 2/15/32; valued at $102,009)	$100,000	$100,000
BNP Paribas Securities Corp., (3.00%, dated 10/31/22, due 11/1/22; proceeds $100,008; fully collateralized by various U.S. Government obligations, 0.00% due 5/15/32 - 2/15/51; valued at $102,000)	100,000	100,000
BNP Paribas Securities Corp., (Interest in $800,000 joint repurchase agreement, 3.00% dated 10/31/22 under which BNP Paribas Securities Corp., will repurchase the securities provided as collateral for $800,067 on 11/1/22. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government agency securities and U.S. Government obligations with various maturities to 2/15/52; valued at $816,000)	727,000	727,000
Credit Agricole Corporate and Investment Bank, (Interest in $350,000 joint repurchase agreement, 2.98% dated 10/31/22 under which Credit Agricole Corporate and Investment Bank, will repurchase the securities provided as collateral for $350,029 on 11/1/22. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 10/15/27; valued at $357,000)	350,000	350,000
Deutsche Bank Securities, Inc., (3.00%, dated 10/31/22, due 11/1/22; proceeds $50,004; fully collateralized by a U.S. Government obligation, 0.00% due 2/15/25; valued at $51,000)	50,000	50,000
Federal Reserve Bank of New York, (3.05%, dated 10/31/22, due 11/1/22; proceeds $25,602,169; fully collateralized by various U.S. Government obligations, 0.13% - 2.75% due 1/31/23 - 8/15/29; valued at $25,602,169)	25,600,000	25,600,000
Fixed Income Clearing Corp., (3.05%, dated 10/31/22, due 11/1/22; proceeds $400,034; fully collateralized by various U.S. Government obligations, 1.38% - 2.38% due 1/15/25 - 10/31/28; valued at $408,000)	400,000	400,000
JP Morgan Securities LLC, (3.00%, dated 10/31/22, due 11/1/22; proceeds $200,017; fully collateralized by various U.S. Government obligations, 0.63% - 4.38% due 5/15/30 - 11/15/47; valued at $204,017)	200,000	200,000
Metropolitan Life Insurance Co., (3.06%, dated 10/31/22, due 11/1/22; proceeds $100,009; fully collateralized by a U.S. Government obligation, 0.00% due 8/15/51; valued at $102,000)	100,000	100,000
	Face Amount (000)	Value (000)
Natixis SA, (Interest in $1,150,000 joint repurchase agreement, 3.00% dated 10/31/22 under which Natixis SA, will repurchase the securities provided as collateral for $1,150,096 on 11/1/22. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were various U.S. Government obligations with various maturities to 2/15/52; valued at $1,173,000)	$1,150,000	$1,150,000
RBC Dominion Securities Inc., (3.01%, dated 10/31/22, due 11/1/22; proceeds $200,017; fully collateralized by various U.S. Government obligations, 0.13% - 3.25% due 1/15/31 - 2/15/51; valued at $204,000)	200,000	200,000
Total Repurchase Agreements (Cost $28,977,000)		28,977,000
U.S. Treasury Securities (15.6%)
U.S. Treasury Bills,
1.45%, 11/3/22 (a)	400,000	399,969
1.52%, 11/17/22 (a)	200,000	199,868
1.54%, 11/1/22 (a)	150,000	150,000
1.56%, 11/25/22 (a)	270,000	269,725
1.62%, 12/1/22 (a)	220,000	219,710
1.75%, 12/8/22 (a)	300,000	299,473
3.13%, 2/9/23 (a)	338,000	335,145
3.18%, 1/3/23 (a)	75,375	74,965
3.28%, 1/10/23 (a)	81,070	80,566
3.33%, 3/2/23 (a)	288,000	284,869
U.S. Treasury Notes,
0.13%, 2/28/23	50,000	49,865
1.63%, 11/15/22	100,000	100,013
2.00%, 11/30/22 - 2/15/23	450,000	450,875
2.63%, 2/28/23	300,000	301,625
3 Month Treasury Money Market Yield - 0.08%, 4.04%, 4/30/24 (b)	558,000	557,485
3 Month Treasury Money Market Yield - 0.02%, 4.10%, 1/31/24 (b)	1,419,000	1,419,505
3 Month Treasury Money Market Yield + 0.03%, 4.14%, 7/31/23 (b)(c)	115,000	115,087
3 Month Treasury Money Market Yield + 0.04%, 4.15%, 10/31/23 (b)(c)	32,000	32,039
Total U.S. Treasury Securities (Cost $5,340,784)		5,340,784
Total Investments (100.2%) (Cost $34,317,784) (d)(e)		34,317,784
Liabilities in Excess of Other Assets (-0.2%)		(69,972)
Net Assets (100.0%)		$34,247,812

(a)  Rate shown is the yield to maturity at October 31, 2022.

(b)  Floating or variable rate securities: The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Portfolio of Investments (cont'd)

Treasury Portfolio

(c)  All or a portion of the security is subject to delayed delivery.

(d)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	84.4%
U.S. Treasury Securities	15.6
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited)

Treasury Securities Portfolio

The Treasury Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Fund seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations. Such obligations are backed by the full faith and credit of the U.S. government.

Performance

For the fiscal year ended October 31, 2022, the Fund's Institutional Share Class had a total return of 0.82%. For the seven-day period ended October 31, 2022, the Fund's Institutional Share Class provided an annualized current yield of 3.03% (subsidized) and 3.02% (non-subsidized), while its 30-day moving average annualized yield was 2.80% (subsidized) and 2.79% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  The Federal Open Market Committee (FOMC or Committee) voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25% at the conclusion of its November 2021 meeting. In line with market expectations, the Committee announced it would start to taper its bond purchases in November 2021. To start, the Federal Reserve (Fed) reduced purchases of Treasury securities by $10 billion and mortgage-backed securities by $5 billion per month. Purchases were anticipated to be reduced each month, but the Committee "is prepared to adjust the pace of purchases if warranted by changes in the economic outlook." Additionally in November 2021, Jerome Powell was reappointed as chair of the Board of Governors of the Federal Reserve System for a second term.

•  At the December 2021 meeting, the FOMC voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25%. Of particular note, and in line with market expectations at the time, the FOMC announced that it would accelerate the winding down of its asset purchase program, increasing the reduction from $15 billion to $30 billion a month. This put the FOMC on pace to conclude the program around March 2022.

•  The December 2021 meeting included an update of the FOMC's summary of economic projections. The 2022 "dot plot" showed all 18 voting members believed a rate hike was appropriate in 2022, an increase from nine members in the September 2021 projection. The median expectation for the federal funds rate was 1.6% and 2.1% at the end of 2023 and 2024, respectively. The FOMC downgraded its 2021 real gross domestic product (GDP) forecast to 5.5% from 5.9% estimated in September 2021. The downgrade in GDP was attributed to rising COVID-19 case counts and supply chain bottlenecks. Additionally, the Committee increased its personal consumption expenditures (PCE) inflation projections to 5.3% for 2021, up from its September 2021 forecast of 4.2%. The 2022 PCE projections increased 40 basis points to 2.6%.(i) In addition, the FOMC estimated core PCE rising to 4.4% for 2021, higher than the 3.7% forecast in September 2021, but ultimately leveling out marginally above 2% in the years following.

•  Fourth quarter 2021 GDP growth picked up from the third quarter to an annualized rate of 6.9%, as consumers shopped early for the holiday season and businesses rebuilt inventories to meet pent-up demand, while the highly contagious omicron variant didn't begin spreading in the U.S. until the end of the quarter.(ii) Monthly non-farm payrolls averaged 435,000 in the fourth quarter of 2021.(iii) Headline consumer price index (CPI) inflation rose 7.0% in the 12 months ended December 2021, a level not seen since 1982.(iv)

•  The FOMC voted unanimously to keep the federal funds rate unchanged at a range of 0.00% to 0.25% at the conclusion of its January 2022 meeting. With inflation running higher than expected, Chair Powell and the Committee signaled higher rates were on the horizon, saying, "it will soon be appropriate to raise the target range." Market data at the time expected the first interest rate hike in March 2022. In his press release, the chairman illustrated that the Federal Reserve's balance sheet was larger than it needed to be. While the FOMC stated the federal funds rate would be its main policy driver, it also was expected to reduce the size of the balance sheet later in the year. At the prior

2022 Annual Report

October 31, 2022

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

meeting in December 2021, the FOMC accelerated winding down its asset purchase program, and this was still expected to be completed in March 2022.

•  Fed Chair Powell and the FOMC did not meet in February 2022. Minutes from the January 2022 FOMC meeting, released in February, indicated that officials were concerned about the longer-term impacts to financial stability with continued accommodative monetary policy. Participants expressed that if inflation were to persist it's likely "appropriate" to tighten monetary policy at a "faster pace" than anticipated. At the time, some members believed reducing the balance sheet would also be "appropriate" in 2022.

•  The FOMC voted 8-1 to increase the federal funds target range by 0.25% to a range of 0.25% to 0.50% at the conclusion of its March 2022 meeting, the first increase since 2018. James Bullard was the only member voting against the 0.25% increase as he preferred an increase of 0.50%. The Fed noted that the Russia-Ukraine conflict is likely to cause "additional upward pressure" on inflation and weigh on GDP. The FOMC noted that job growth and economic activity "continue to strengthen," but acknowledged inflation is too high.

•  The March 2022 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2022 is approximately 1.9%, and then is expected to rise to approximately 2.5% in 2023. The 2022 median GDP growth projection was downgraded to 2.8% in March 2022 from 4.0% in December 2021. The 2023 and 2024 GDP growth forecasts remain unchanged at 2.2% and 2.0%, respectively. The 2022 and 2023 unemployment rate estimates were unchanged in March 2022 from December 2021. The Fed increased its median 2022 PCE inflation forecast to 4.3% from 2.6% in December 2021. The 2023 PCE forecast was also increased, to 2.7% from 2.3%.

•  In the first quarter of 2022, U.S. GDP growth declined 1.6% (annualized) after a period of strong post-pandemic growth in 2021. While consumer spending was relatively resilient amid another surge of COVID-19 infections early in the year and rising inflation pressures, the economy was dragged down by slower inventory investment, a growing trade deficit and weaker government spending. However, the labor market remained remarkably strong, with non-farm payrolls averaging 539,000 in the first three months of 2022 and the unemployment rate at 3.6% as of March 31, 2022.

•  The FOMC voted unanimously to increase the federal funds target range by 0.50% to a range of 0.75% to 1.00% at the conclusion of its May 2022 meeting, as expected. (There was no April 2022 policy meeting.) Additionally, the FOMC announced it would begin reducing its balance sheet on June 1, 2022. It planned to start by reducing $47.5 billion of Treasury securities, agency debt and agency mortgage-backed securities for the next three months, then increase it to $95 billion per month thereafter. Chair Powell insisted that inflation was "much too high" and that rate increases were needed "expeditiously." He also downplayed the possibility of a 0.75% increase in the future but indicated another 0.50% hike was on the table at the June 2022 meeting.

•  Despite Chair Powell's previous comments that a larger magnitude rate hike was unlikely, expectations shifted as the June 2022 meeting approached. The FOMC voted 10-1 to increase the federal funds target range by 0.75% to a range of 1.50% to 1.75% at the conclusion of its June meeting, as expected. Additionally, the FOMC began reducing its balance sheet by $47.5 billion in June. The press release noted that inflation has remained "elevated." Looking forward, Chair Powell suggested that an increase between 50 and 75 basis points was "likely" at the July 2022 meeting.

•  The June 2022 meeting included an update of the Fed's summary of economic projections. The Fed's dot plot showed officials' median projection for the benchmark rate at the end of 2022 is approximately 3.4%. The 2022 median GDP growth projection was downgraded to 1.7% as of June 2022, from 2.8% in March 2022. The 2023 and 2024 GDP growth forecasts were downgraded as well, to 1.7% and 1.9%, respectively. The 2022 and 2023 unemployment rate estimates were increased 20 and 40 basis points, respectively. The Fed increased its median 2022 PCE inflation forecast to 5.2% in June 2022, from 4.3% in March 2022. The 2023 PCE forecast was decreased, to 2.6% from 2.7%.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

•  U.S. GDP shrank for the second consecutive quarter, falling 0.6% (annualized) in the second quarter of 2022. While this fact alone does not meet the government's official definition of recession, downside risks to the economy were increasing. Consumer spending was subdued in the second quarter, with the headline CPI annual inflation rate at 9.1% as of June 2022. However, jobs growth continued to be surprisingly strong. Monthly non-farm payrolls averaged 384,000 in the second quarter of 2022, and the unemployment rate fell to 3.5% as of July 2022, matching its pre-pandemic low.

•  The FOMC voted unanimously to increase the federal funds target range by 0.75% to a range of 2.25% to 2.50% at the conclusion of its July 2022 meeting, as expected. The Fed noted it worked expeditiously to get policy rates back to a "neutral" setting (generally considered to be around 2.50%). The Fed also expressed future rate increases are appropriate. Regarding economic conditions, the Committee downgraded its outlook, saying, "recent indicators of spending and production have softened" and that the housing sector had weakened. Consistent with prior meetings, the FOMC continued to view inflation as "elevated" while job growth remained "robust."

•  At the annual August 2022 Jackson Hole conference, Chair Powell signaled that the Fed will continue to raise interest rates and leave them elevated to ensure that inflation is brought back under control, pushing back on those in the market who believed a dovish pivot was likely in 2023. Chair Powell stressed that "restoring price stability will likely require maintaining a restrictive policy stance for some time." On the back of this hawkish rhetoric, the market increased the probability of another 75 basis point increase at the following month's FOMC meeting. The August 2022 CPI figure, released in early September, was firmer than anticipated and solidified the market's expectations of another outsized rate hike at the next FOMC in September 2022.

•  As widely anticipated, for the third consecutive meeting, Fed officials raised interest rates by 75 basis points at the September 2022 policy meeting, bringing the target for the fed funds rate to a range of 3% to 3.25%. Updated dot plot forecasts showed that officials expect the fed funds rate to increase to 4.4% by year-end and 4.6% by 2023, as they try and curb inflation that remains stubbornly elevated at the highest levels since the 1980s. In the released statement, officials reiterated "ongoing increases in the target range will be appropriate," and that the Fed is "strongly committed to returning inflation to its 2% objective." As of September 2022 month-end, the market is pricing in another 75 basis point rate hike at the upcoming November 2022 FOMC meeting followed by another 50 basis point increase in December 2022. Following the September 2022 meeting, the 2-year Treasury note sold off and exceeded a yield of 4% for the first time since 2007.(v)

•  Minutes from the September 2022 FOMC meeting, released in October, showed that officials remain committed to raising interest rates into restrictive territory and holding them there, while they attempt to bring inflation back to their 2% target. Officials emphasized that the cost of taking too little action to bring inflation down outweighed the cost of taking too much action.

•  September 2022 non-farm payrolls increased more than anticipated, with the unemployment rate ticking back down to 50-year lows of 3.5%, down from 3.7% in the prior month. Additionally, September 2022 CPI advanced to another 40-year high, underscoring persistent inflation weighing on households and driving continued aggressive tightening of monetary policy. Third quarter 2022 GDP resumed a positive trend, growing 2.6% (annualized), after contracting modestly in the first half of 2022. However, much of the third quarter's gain was attributed to temporary adjustments in the trade deficit. On the back of strong economic data, the 2-year Treasury note continued its sell-off, touching a new recent high on October 20, 2022 of 4.61%.(v) As of October 31, 2022, the market was fully pricing in another 75 basis point interest rate hike at the November 2022 FOMC meeting (which did materialize), with another 100 basis points of additional tightening anticipated by the market at the upcoming December 2022 and February 2023 meetings.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

Management Strategies

•  As of October 31, 2022, the Fund had net assets of approximately $44.3 billion. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 41 days and 81 days, respectively.

•  We continued to ensure high levels of liquidity and manage the portfolio to be responsive to changes in market conditions and interest rate levels. We purchased fixed- and floating-rate (to a lesser extent) U.S. Treasuries for the portfolio and remained focused on portfolio liquidity and conservative positioning while maintaining a competitive return for investors.

(i)  One basis point = 0.01%

(ii)  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

(iii)  Source for labor market data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

(iv)  Source for consumer price index (CPI) inflation data used in this report: Bureau of Labor Statistics.

(v)  Source: Bloomberg L.P.

2022 Annual Report

October 31, 2022

Portfolio of Investments

Treasury Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (121.5%)
U.S. Treasury Bills,
1.45%, 11/3/22 (a)	$480,000	$479,963
1.47%, 11/10/22 (a)	88,000	87,968
1.62%, 12/1/22 (a)	250,000	249,671
2.14%, 11/17/22 (a)	475,000	474,556
2.59%, 11/1/22 (a)	7,778,100	7,778,100
2.79%, 11/8/22 (a)	1,834,600	1,833,619
2.92%, 12/8/22 (a)	3,050,000	3,041,028
3.10%, 11/29/22 (a)(b)	1,850,000	1,845,618
3.13%, 2/9/23 (a)	564,000	559,236
3.14%, 12/22/22 (a)	2,145,000	2,135,687
3.14%, 12/15/22 (a)	1,489,820	1,484,221
3.15%, 12/27/22 (a)(b)	420,000	417,992
3.18%, 11/15/22 (a)	1,100,000	1,098,662
3.26%, 12/6/22 (a)	2,318,000	2,310,777
3.27%, 1/10/23 (a)	1,000,000	993,788
3.33%, 3/2/23 (a)	376,000	371,912
3.34%, 12/29/22 (a)	900,000	895,259
3.41%, 1/5/23 (a)	2,550,000	2,534,631
3.48%, 11/22/22 (a)	4,815,000	4,805,393
3.55%, 12/13/22 (a)	1,200,000	1,195,130
3.63%, 1/12/23 (a)	1,000,000	992,897
3.66%, 11/29/22 (a)(b)	5,670,000	5,654,132
3.76%, 12/20/22 (a)	1,600,000	1,591,972
3.90%, 12/27/22 (a)(b)	3,500,000	3,479,194
4.10%, 1/26/23 (a)	750,000	742,833
4.17%, 4/13/23 (a)	150,000	147,263
4.30%, 2/28/23 (a)(b)	1,000,000	986,183
4.55%, 4/27/23 (a)	100,000	97,842
U.S. Treasury Notes,
0.13%, 11/30/22 - 12/31/22	318,424	318,077
2.63%, 2/28/23	50,000	50,271
3 Month Treasury Money Market Yield - 0.08%, 4.04%, 4/30/24 (c)	797,000	796,495
3 Month Treasury Money Market Yield - 0.02%, 4.10%, 1/31/24 (c)	1,822,000	1,822,563
3 Month Treasury Money Market Yield + 0.03%, 4.14%, 7/31/23 (b)(c)	824,000	824,183
3 Month Treasury Money Market Yield + 0.04%, 4.15%, 10/31/23 (b)(c)	462,041	462,573
3 Month Treasury Money Market Yield + 0.05%, 4.16%, 1/31/23 (c)	1,285,000	1,285,119
Total U.S. Treasury Securities (Cost $53,844,808)		53,844,808
Total Investments (121.5%) (Cost $53,844,808) (d)(e)		53,844,808
Liabilities in Excess of Other Assets (-21.5%)		(9,524,288)
Net Assets (100.0%)		$44,320,520

(a)  Rate shown is the yield to maturity at October 31, 2022.

(b)  All or a portion of the security is subject to delayed delivery.

(c)  Floating or variable rate securities: The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(e)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	100.0%
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited)

Tax-Exempt Portfolio

The Tax-Exempt Portfolio seeks to maximize current income exempt from federal income tax to the extent consistent with preservation of capital and maintenance of liquidity. The Fund invests at least 80% of its assets in high quality short-term municipal obligations, the interest of which is exempt from federal income taxes and is not subject to the federal alternative minimum tax. The Fund may invest up to 20% of its assets in taxable money market securities or in municipal obligations that pay interest income that may be subject to the alternative minimum tax. However, it is currently intended that the Fund will be managed so that income generated by the Fund will not be subject to the alternative minimum tax. The Fund now operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Fund is required to price and transact in its shares at a net asset value reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value), rounded to the fourth decimal place. Like other "Floating NAV" money market funds of its type, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors.

Performance

For the fiscal year ended October 31, 2022, the Fund's Institutional Share Class had a total return of 0.61%. For the seven-day period ended October 31, 2022, the Fund's Institutional Share Class provided an annualized current yield of 2.00% (subsidized) and 1.81% (non-subsidized), while its 30-day moving average annualized yield was 2.18% (subsidized) and 1.97% (non-subsidized). Yield quotation more closely reflects the current earnings of the Fund than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Heightened inflation and uncertainty around the Federal Reserve's (Fed) tightening path have been the focus of fixed income markets in this reporting period. Higher interest rates have caused U.S. fixed income asset classes to underperform, and municipal securities have not been spared, despite generally being considered a defensive asset class.

•  In April 2022, the Fed announced its intention to launch quantitative tightening monetary policy and then hiked its policy rate 50 basis points at its May 2022 meeting.(i) In June 2022, the headline consumer price index (CPI) rose to a 40-year high, prompting the Fed to hike the target rate by 75 basis points. Another 75 basis point rate hike followed at the Fed's July 2022 policy meeting. Fed officials unanimously agreed that interest rates need to keep rising for longer to prevent higher inflation from becoming entrenched, even if that tilts the U.S. economy into recession territory.

•  While summer technicals brought some support to the municipal market mid-year, municipal bond fund outflows accelerated in September 2022 and losses widened.

•  The Fed implemented a third straight rate hike of 75 basis points in September 2022, bringing the fed funds target to a range of 3% to 3.25%, as it continues to combat inflation. This pushed the 2-year U.S. Treasury yield above 4%.(ii) The post-meeting statement acknowledged upcoming rate hikes, saying the policy committee "anticipates that ongoing increases in the target range will be appropriate."

•  With interest rates now meaningfully higher, municipalities are less likely to issue debt to finance projects or to refinance their outstanding debt. State and local debt sales saw monthly declines of roughly 40% year-over-year in both September and October 2022, according to data compiled by The Bond Buyer.

•  Municipal credit quality has remained solid, and the asset class is generally considered more defensive than many other assets during times of economic stress. State and local governments budget in advance, and it takes some time for economic downturns to start affecting their balance sheets — even more so for local municipalities that rely heavily on property taxes. Housing tax receipts typically decline years after economic shocks, as it takes time for home values to be reassessed.

2022 Annual Report

October 31, 2022

Investment Overview (unaudited) (cont'd)

Tax-Exempt Portfolio

•  Uncertainty around the Fed, Treasury market volatility and the geopolitical landscape will likely continue to weigh on the market. Municipal yield movements are closely tracking the Treasury market's high volatility, and it will likely require a calming of that volatility, as well as a more favorable technical municipal backdrop, to reignite persistent market conviction and sustained outperformance. As the Fed moves ahead with aggressive rate hikes based on potentially lagging economic data, the risk of a policy error grows.

Management Strategies

•  As of October 31, 2022, the Fund had net assets of approximately $467 million. The Fund's weighted average maturity (WAM) and weighted average life (WAL) were 5 days and 10 days, respectively.

•  We believe the portfolio is well positioned for a rising rate environment, with a short duration profile and high concentrations in variable rate obligations and floating-rate securities. We continue to hold a bias for higher quality assets overall and continue to advocate careful security selection.

(i)  One basis point = 0.01%

(ii)  Source: Bloomberg L.P. Data as of October 31, 2022.

2022 Annual Report

October 31, 2022

Portfolio of Investments

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Weekly Variable Rate Bonds (a) (61.3%)
Austin, TX, Water & Wastewater System Ser 2008 2.26%, 5/15/31	$11,675	$11,675
Colorado Springs, CO, Utilities System Sub Lien Ser 2005 A 2.23%, 11/1/35	14,500	14,500
Columbia, SC, Waterworks & Sewer System Ser 2009 2.24%, 2/1/38	12,300	12,300
Columbus, OH, Sewer Ser 2008 B 2.16%, 6/1/32	13,500	13,500
Highlands County Health Facilities, FL, Adventist Health System/Sunbelt Obligated Group Ser 2007 A-1 2.18%, 11/15/55	10,000	10,000
Ser 2012 D 2.20%, 11/15/56	10,000	10,000
Houston, TX, Combined Utility System First Lien Ser 2004 B 2 2.25%, 5/15/34	18,000	18,000
Indiana Finance Authority, IN, Environmental Refunding Duke Energy Indiana, Inc., Ser 2008 D-1 2.22%, 12/1/34	15,000	15,000
Loudoun County Industrial Development Authority, VA, Howard Hughes Medical Institute Series 2003 A 2.23%, 2/15/38	22,000	22,000
Massachusetts Water Resources Authority, MA, Ser 2008 A-3 2.23%, 8/1/37	8,300	8,300
Missouri Health & Educational Facilities Authority, MO, BJC Health System Series D 2.23%, 5/15/38	15,200	15,200
Municipal Electric Authority of Georgia, GA, Project One Subordinated Bonds, Ser 2008 B 2.40%, 1/1/48	15,000	15,000
New York City Municipal Water Finance Authority, NY, Second General Fiscal 2010 Ser C 2.20%, 6/15/41	22,000	22,000
New York State Energy Research & Development Authority, NY, Consolidated Edison Co. Ser 2005 Subser A-2 2.15%, 5/1/39	18,000	18,000
Pennsylvania Turnpike Commission, PA, Second Ser 2019 2.22%, 12/1/38	13,500	13,500
RBC Municipal Products Trust Inc, OK, Certificates E-140 2.27%, 10/1/24 (b)	4,300	4,300
RBC Municipal Products Trust Inc, TX, Certificates E-149 2.27%, 5/7/26 (b)	3,000	3,000
Rochester, MN, Health Care Facilities Mayo Clinic Series 2008 A 2.32%, 11/15/38	15,000	15,000
State of Texas, TX, Veterans Bonds, Series 2022 2.26%, 6/1/53	10,500	10,500
	Face Amount (000)	Value (000)
University of Texas Regents, TX, Financing System, Series 2008 B 2.18%, 8/1/39	$22,000	$22,000
Utah Water Finance Agency, UT, Ser 2008 B 2.25%, 10/1/37	12,835	12,835
Total Weekly Variable Rate Bonds (Cost $286,610)		286,610
Daily Variable Rate Bonds (a) (31.0%)
Gainesville, FL, Utilities System 2012 Ser B 1.64%, 10/1/42	10,000	10,000
Gulf Coast Industrial Development Authority, TX, ExxonMobil Project Ser 2012 1.64%, 11/1/41	15,000	15,000
Indiana Finance Authority, IN, Environmental Refunding Duke Energy Indiana, Inc. Ser 2009 A-4 1.75%, 12/1/39	15,000	15,000
JP Morgan Chase Putters/Drivers Trust, FL, Certificates Ser 5032 1.67%, 12/15/22 (b)	10,000	10,000
Mississippi Business Finance Corp., MS, Gulf Opportunity Zone Industrial Development Revenue Bonds (Chevron U.S.A. Inc. Project) Ser 2007 B 1.66%, 12/1/30	5,000	5,000
Ser 2010 G 1.66%, 11/1/35	5,200	5,200
Ser 2010 I 1.66%, 11/1/35	8,000	8,000
Montgomery County, MD, General Obligation Bonds Consolidated Public Improvement Variable Rate Bonds Series 2017 E 1.64%, 11/1/37	19,000	19,000
New York City General Obligation Bonds, NY, Fiscal 2023 Ser A 1.60%, 9/1/49	15,900	15,900
New York City Transitional Finance Authority, NY, Future Tax Fiscal 2003 Ser A Subser A4 1.60%, 11/1/29	10,000	10,000
RBC Municipal Products Trust Inc, MO, Health and Educational Facilities Authority of the State of Missouri SSM Health Ser 2019 A Floater Certificates Ser 2019-C17 2.28%, 12/1/39 (b)	5,000	5,000
RBC Municipal Products Trust Inc, NY, New York City Variable Ser 2006 Subser I-5 Floater Certificates Ser 2019-E133 2.27%, 5/1/23 (b)	4,200	4,200
RBC Municipal Products Trust Inc, SC, Transportation Infrastructure Bank Ser 2017 A Floater Certificates Ser 2019-G109 2.44%, 10/1/25 (b)	3,500	3,500
RBC Municipal Products Trust Inc, TX, Certificates E-141 2.27%, 12/1/23 (b)	3,000	3,000
Certificates E-144 2.27%, 10/1/23 (b)	5,000	5,000

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Portfolio of Investments (cont'd)

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Daily Variable Rate Bonds (a) (cont'd)
Washington Suburban Sanitary District, MD,
2015 Ser B-3 BANs 2.25%, 6/1/23	$11,065	$11,065
Total Daily Variable Rate Bonds (Cost $144,865)		144,865
Commercial Paper (c) (3.2%)
Lincoln Nebraska Electric System Revenue, NE, Ser 1995
2.60%, 11/10/22 (Cost $15,000)	15,000	15,001
Closed-End Investment Company (a) (2.5%)
Nuveen AMT-Free Municipal Credit Income Fund, OT, Ser 1
2.30%, 12/1/43 (b) (Cost $11,400)	11,400	11,400
Floating Rate Note (a) (1.4%)
New York City Trust Cultural Resources Revenue, NY, American Museum of Natural History, Ser 2014 B1
2.44%, 7/14/23 (Cost $6,700)	6,700	6,700
U.S. Agency Security (0.4%)
Federal Home Loan Bank 2.50%, 11/1/22 (Cost $2,000)	2,000	2,000
Total Investments (99.8%) (Cost $466,575) (d)		466,576
Other Assets in Excess of Liabilities (0.2%)		1,143
Net Assets (100.0%)		$467,719

(a)  Floating or variable rate securities: The rates disclosed are as of October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  The rates shown are the effective yields at the date of purchase.

(d)  At October 31, 2022, the aggregate cost for federal income tax purposes is approximately $466,575,000. The aggregate gross unrealized appreciation is approximately $1,000 and the aggregate gross unrealized depreciation is approximately $3,000, resulting in net unrealized depreciation of approximately $2,000.

AMT  Alternative Minimum Tax.

BANs  Bond Anticipation Notes.

Portfolio Composition

Classification	Percentage of Total Investments
Weekly Variable Rate Bonds	61.4%
Daily Variable Rate Bonds	31.1
Other*	7.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

State/Territory	Value (000)	Percent of Net Assets
Texas	$83,175	17.8%
New York	76,800	16.4
Florida	40,000	8.6
Maryland	30,065	6.4
Indiana	30,000	6.4
Virginia	22,000	4.7
Missouri	20,200	4.3
Mississippi	18,200	3.9
South Carolina	15,800	3.4
Nebraska	15,001	3.2
Georgia	15,000	3.2
Minnesota	15,000	3.2
Colorado	14,500	3.1
Ohio	13,500	2.9
Pennsylvania	13,500	2.9
Other	13,400	2.9
Massachusetts	13,300	2.8
Utah	12,835	2.8
Oklahoma	4,300	0.9
	$466,576	99.8%

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Statements of Assets and Liabilities

	ESG Money Market Portfolio (000)		Prime Portfolio (000)		Government Portfolio (000)		Government Securities Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$3,070,815		$14,660,722		$134,431,947		$8,394,214
Total Investments in Securities, at Value(1)	3,070,279		14,658,623		134,431,947		8,394,214
Cash	960		1,194		—		7,785
Receivable for Investments Sold	126,736		426,381		—		—
Interest Receivable	5,104		14,144		97,428		7,725
Other Assets	301		675		3,512		633
Total Assets	3,203,380		15,101,017		134,532,887		8,410,357
Liabilities:
Payable for Investments Purchased	—		405,042		165,193		532,885
Dividends Payable	1,710		13,102		163,774		870
Payable for Advisory Fees	356		1,701		12,041		691
Payable for Portfolio Shares Redeemed	555		822		5,062		—
Payable for Administration Fees	147		609		5,490		313
Bank Overdraft	—		—		3,445		—
Payable for Custodian Fees	34		88		770		92
Payable for Professional Fees	61		78		68		62
Payable for Transfer Agency Fees	19		35		32		4
Payable for Administration Plan Fees — Institutional Select Class	—	@	1		830		—	@
Payable for Administration Plan Fees — Investor Class	—		—		313		—	@
Payable for Administration Plan Fees — Administrative Class	—		—		36		—	@
Payable for Service and Shareholder Administration Plan Fees — Advisory Class	—	@	—	@	299		8
Payable for Distribution Plan and Shareholder Service Plan Fees — Participant Class	—	@	—		918		1,394
Payable for Distribution Plan and Shareholder Service Plan Fees — Cash Management Class	1		1		—	@	—	@
Payable for Distribution Plan and Shareholder Service Plan Fees — Select Class	—		—		—	@	—
Other Liabilities	104		461		2,927		455
Total Liabilities	2,987		421,940		361,198		536,774
Net Assets	$3,200,393		$14,679,077		$134,171,689		$7,873,583
Net Assets Consist of:
Paid-in-Capital	$3,202,131		$14,697,924		$134,199,134		$7,875,821
Total Accumulated Loss	(1,738)		(18,847)		(27,445)		(2,238)
Net Assets	$3,200,393		$14,679,077		$134,171,689		$7,873,583
(1) Including: Repurchase Agreements, at Value	$951,500		$5,139,500		$106,833,428		$3,185,000

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Statements of Assets and Liabilities (cont'd)

	ESG Money Market Portfolio (000)	Prime Portfolio (000)	Government Portfolio (000)	Government Securities Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$3,192,797	$14,651,432	$105,123,361	$817,742
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	3,190,483,804	14,652,621,481	105,143,190,656	817,842,065
Net Asset Value, Offering and Redemption Price Per Share	$1.0007	$0.9999	$1.000	$1.000
INSTITUTIONAL SELECT CLASS:
Net Assets	$53	$22,760	$19,822,512	$51
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	52,746	22,768,646	19,826,095,401	51,393
Net Asset Value, Offering and Redemption Price Per Share	$1.0005	$0.9996	$1.000	$1.000
INVESTOR CLASS:
Net Assets	$—	$—	$3,992,292	$51
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	3,992,766,276	51,347
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$1.000
ADMINISTRATIVE CLASS:
Net Assets	$—	$—	$314,143	$51
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	314,208,496	51,300
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$1.000
ADVISORY CLASS:
Net Assets	$52	$52	$1,428,422	$40,382
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	51,481	52,226	1,428,712,537	40,386,467
Net Asset Value, Offering and Redemption Price Per Share	$1.0009	$1.0000	$1.000	$1.000
PARTICIPANT CLASS:
Net Assets	$51	$—	$2,291,041	$7,014,979
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	51,283	—	2,291,399,493	7,016,097,221
Net Asset Value, Offering and Redemption Price Per Share	$1.0005	$—	$1.000	$1.000
CASH MANAGEMENT CLASS:
Net Assets	$7,338	$4,733	$1,761	$327
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	7,335,047	4,734,205	1,762,297	326,597
Net Asset Value, Offering and Redemption Price Per Share	$1.0005	$0.9998	$1.000	$1.000
SELECT CLASS:
Net Assets	$—	$—	$51	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	—	—	50,866	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$1.000	$—
CASTLEOAK SHARES CLASS
Net Assets	$102	$50	$371,597	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	101,554	50,118	371,648,304	—
Net Asset Value, Offering and Redemption Price Per Share	$1.0007	$0.9999	$1.000	$—
IMPACT CLASS
Net Assets	$—	$50	$826,509	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000''s)	—	50,015	826,616,806	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$0.9999	$1.000	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Statements of Assets and Liabilities

	Treasury Portfolio (000)		Treasury Securities Portfolio (000)		Tax-Exempt Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$34,317,784		$53,844,808		$466,575
Total Investments in Securities, at Value(1)	34,317,784		53,844,808		466,576
Cash	257		23,238		288
Receivable for Investments Sold	—		668,704		—
Interest Receivable	7,436		965		887
Due from Adviser	—		—		4
Other Assets	1,132		1,368		193
Total Assets	34,326,609		54,539,083		467,948
Liabilities:
Payable for Investments Purchased	37,048		10,168,573		—
Dividends Payable	33,214		40,242		96
Payable for Advisory Fees	4,019		5,153		—
Payable for Administration Fees	1,414		1,824		1
Payable for Portfolio Shares Redeemed	523		1,289		37
Payable for Custodian Fees	223		293		4
Payable for Professional Fees	58		68		57
Payable for Transfer Agency Fees	15		17		10
Payable for Administration Plan Fees — Institutional Select Class	362		10		—	@
Payable for Administration Plan Fees — Investor Class	8		—	@	—
Payable for Administration Plan Fees — Administrative Class	1		2		—
Payable for Service and Shareholder Administration Plan Fees — Advisory Class	97		7		—
Payable for Distribution Plan and Shareholder Service Plan Fees — Participant Class	950		—	@	—
Payable for Distribution Plan and Shareholder Service Plan Fees — Cash Management Class	1		1		—	@
Payable for Distribution Plan and Shareholder Service Plan Fees — Select Class	—	@	—	@	—
Other Liabilities	864		1,084		24
Total Liabilities	78,797		10,218,563		229
Net Assets	$34,247,812		$44,320,520		$467,719
Net Assets Consist of:
Paid-in-Capital	$34,255,320		$44,322,786		$467,743
Total Accumulated Loss	(7,508)		(2,266)		(24)
Net Assets	$34,247,812		$44,320,520		$467,719
(1) Including: Repurchase Agreements, at Value	$28,977,000		$—		$—

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Statements of Assets and Liabilities (cont'd)

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$22,268,805	$44,234,518	$464,221
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	22,272,641,579	44,235,913,204	464,205,318
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0000
INSTITUTIONAL SELECT CLASS:
Net Assets	$8,610,123	$25,769	$51
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	8,612,140,759	25,771,430	51,036
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0001
INVESTOR CLASS:
Net Assets	$89,461	$51	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	89,482,226	51,329	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
ADMINISTRATIVE CLASS:
Net Assets	$8,067	$16,684	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	8,068,566	16,684,504	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
ADVISORY CLASS:
Net Assets	$479,272	$34,684	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	479,368,182	34,687,270	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
PARTICIPANT CLASS:
Net Assets	$2,787,233	$285	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	2,787,665,774	284,893	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$—
CASH MANAGEMENT CLASS:
Net Assets	$4,800	$8,478	$3,447
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	4,799,082	8,480,364	3,446,598
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$1.0001
SELECT CLASS:
Net Assets	$51	$51	$—
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,816	50,767	—
Net Asset Value, Offering and Redemption Price Per Share	$1.000	$1.000	$-—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Statements of Operations

	ESG Money Market Portfolio (000)		Prime Portfolio (000)	Government Portfolio (000)	Government Securities Portfolio (000)
Investment Income:
Interest	$41,142		$169,338	$1,561,333	$101,114
Expenses:
Advisory Fees (Note B)	5,352		21,187	226,238	21,671
Administration Fees (Note C)	1,784		7,062	75,413	7,224
Registration Fees	361		452	7,205	2,186
Transfer Agency Fees (Note E)	136		180	187	27
Professional Fees	117		130	144	116
Custodian Fees (Note F)	110		278	2,770	314
Trustees' Fees and Expenses	42		165	1,688	177
Shareholder Reporting Fees	30		33	140	71
Administration Plan Fees — Institutional Select Class (Note D)	—	@	5	11,872	—	@
Administration Plan Fees — Investor Class (Note D)	—		—	2,444	—	@
Administration Plan Fees — Administrative Class (Note D)	—		—	544	—	@
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	—	@	3	4,162	104
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	—	@	—	11,023	67,089
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	12		8	5	—	@
Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	—		—	— @	—
Pricing Fees	8		25	38	33
Other Expenses	77		194	859	172
Total Expenses	8,029		29,722	344,732	99,184
Waiver of Advisory Fees (Note B)	(2,248)		(7,897)	(127,295)	(12,192)
Waiver of Administration Fees (Note C)	—		—	(6,756)	(1,083)
Waiver of Administration Plan Fees — Institutional Select Class (Note D)	(—	@)	(1)	(4,624)	(—	@)
Waiver of Administration Plan Fees — Investor Class (Note D)	—		—	(625)	(—	@)
Waiver of Administration Plan Fees — Administrative Class (Note D)	—		—	(201)	(—	@)
Waiver of Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	(—	@)	(2)	(1,711)	(44)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	(—	@)	—	(4,848)	(51,649)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	(5)		(3)	(2)	(—	@)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	—		—	(— @)	—
Net Expenses	5,776		21,819	198,670	34,216
Net Investment Income	35,366		147,519	1,362,663	66,898
Realized Gain (Loss):
Investments Sold	(11)		49	(24,583)	(1,599)
Change in Unrealized Appreciation (Depreciation):
Investments	(722)		(2,923)	—	—
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(733)		(2,874)	(24,583)	(1,599)
Net Increase in Net Assets Resulting from Operations	$34,633		$144,645	$1,338,080	$65,299

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Statements of Operations

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
Investment Income:
Interest	$389,297	$457,541	$2,593
Expenses:
Advisory Fees (Note B)	60,448	76,714	437
Administration Fees (Note C)	20,149	25,571	146
Registration Fees	1,075	1,201	286
Custodian Fees (Note F)	726	916	10
Trustees' Fees and Expenses	455	571	7
Professional Fees	120	134	120
Transfer Agency Fees (Note E)	81	99	59
Shareholder Reporting Fees	53	81	13
Administration Plan Fees — Institutional Select Class (Note D)	6,675	271	— @
Administration Plan Fees — Investor Class (Note D)	110	— @	—
Administration Plan Fees — Administrative Class (Note D)	8	24	—
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	1,355	108	—
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	14,316	1	—
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	20	14	6
Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	— @	— @	—
Pricing Fees	19	28	7
Other Expenses	311	382	59
Total Expenses	105,921	106,115	1,150
Waiver of Advisory Fees (Note B)	(25,804)	(36,118)	(437)
Expenses Reimbursed by Adviser (Note B)	—	—	(176)
Waiver of Administration Fees (Note C)	(884)	(1,483)	(145)
Waiver of Administration Plan Fees — Institutional Select Class (Note D)	(2,887)	(131)	(— @)
Waiver of Administration Plan Fees — Investor Class (Note D)	(34)	(— @)	—
Waiver of Administration Plan Fees — Administrative Class (Note D)	(2)	(10)	—
Waiver of Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	(571)	(63)	—
Waiver of Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	(8,235)	(— @)	—
Waiver of Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	(9)	(6)	(2)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Select Class (Note D)	(— @)	(— @)	—
Net Expenses	67,495	68,304	390
Net Investment Income	321,802	389,237	2,203
Realized Loss:
Investments Sold	(6,144)	(1,058)	(2)
Change in Unrealized Appreciation (Depreciation):
Investments	—	—	3
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(6,144)	(1,058)	1
Net Increase in Net Assets Resulting from Operations	$315,658	$388,179	$2,204

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Statements of Changes in Net Assets

	ESG Money Market Portfolio		Prime Portfolio
	Year Ended October 31, 2022 (000)	Year Ended October 31, 2021 (000)	Year Ended October 31, 2022 (000)	Year Ended October 31, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$35,366	$2,152	$147,519	$11,345
Net Realized Gain (Loss)	(11)	576	49	2,876
Net Change in Unrealized Appreciation (Depreciation)	(722)	(795)	(2,923)	(3,111)
Net Increase in Net Assets Resulting from Operations	34,633	1,933	144,645	11,110
Dividends and Distributions to Shareholders:
Institutional Class	(32,740)	(2,097)	(147,301)	(11,337)
Institutional Select Class	(1)	(— @)	(168)	(6)
Advisory Class	(— @)	(— @)	(2)	(— @)
Participant Class	(— @)	(— @)	—	—
Cash Management Class	(72)	(3)	(47)	(2)
CastleOak Shares Class	(2,553)	(52)	(— @)	—
Impact Class	—	—	(1)	—
Total Dividends and Distributions to Shareholders	(35,366)	(2,152)	(147,519)	(11,345)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	10,297,186	9,369,299	64,364,613	68,960,592
Distributions Reinvested	25,431	1,693	96,027	7,166
Redeemed	(10,420,428)	(10,222,329)	(66,579,101)	(72,425,275)
Institutional Select Class:
Subscribed	1	—	19,446	—
Distributions Reinvested	1	— @	168	6
Redeemed	—	—	(2,575)	(18,325)
Advisory Class:
Subscribed	—	—	6,539	1,607
Distributions Reinvested	— @	— @	2	— @
Redeemed	—	—	(8,146)	—
Participant Class:
Distribution Reinvested	— @	— @	—	—
Cash Management Class:
Subscribed	—	—	— @	—
Distributions Reinvested	71	3	47	2
Redeemed	(1,072)	(445)	(657)	(232)
CastleOak Shares Class:
Subscribed	—	255,100 *	50 **	—
Distributions Reinvested	1,917	52 *	— @**	—
Redeemed	(256,918)	—	—	—
Impact Class:
Subscribed	—	—	50 ***	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(353,811)	(596,627)	(2,103,537)	(3,474,459)
Total Decrease in Net Assets	(354,544)	(596,846)	(2,106,411)	(3,474,694)
Net Assets:
Beginning of Period	3,554,937	4,151,783	16,785,488	20,260,182
End of Period	$3,200,393	$3,554,937	$14,679,077	$16,785,488

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Statements of Changes in Net Assets (cont'd)

	ESG Money Market Portfolio			Prime Portfolio
	Year Ended October 31, 2022 (000)	Year Ended October 31, 2021 (000)		Year Ended October 31, 2022 (000)		Year Ended October 31, 2021 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	10,289,273	9,360,225		64,367,759		68,947,811
Shares Issued on Distributions Reinvested	25,412	1,692		96,034		7,165
Shares Redeemed	(10,412,472)	(10,212,389)		(66,581,630)		(72,412,511)
Net Decrease in Institutional Class Shares Outstanding	(97,787)	(850,472)		(2,117,837)		(3,457,535)
Institutional Select Class:
Shares Subscribed	1	—		19,452		—
Shares Issued on Distributions Reinvested	1	—	@@	168		6
Shares Redeemed	—	—		(2,576)		(18,328)
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	2	—	@@	17,044		(18,322)
Advisory Class:
Shares Subscribed	—	—		6,541		1,608
Shares Issued on Distributions Reinvested	— @@	—	@@	2		— @@
Shares Redeemed	—	—		(8,150)		—
Net Increase in Advisory Class Shares Outstanding	— @@	—	@@	(1,607)		1,608
Cash Management Class:
Shares Subscribed	—	—		—	@@	—
Shares Issued on Distributions Reinvested	71	3		47		2
Shares Redeemed	(1,072)	(445)		(656)		(232)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	(1,001)	(442)		(609)		(230)
CastleOak Shares Class:
Shares Subscribed	—	254,845	*	50	**	—
Shares Issued on Distributions Reinvested	1,916	52	*	—	@@**	—
Shares Redeemed	(256,712)	—		—		—
Net Increase (Decrease) in CastleOak Shares Class Shares Outstanding	(254,796)	254,897	*	50	**	—
Impact Class:
Shares Subscribed	—	—		50	***	—

*  For the period May 4, 2021 through October 31, 2021.

**  For the period October 4, 2022 through October 31, 2022.

***  For the period March 29, 2022 through October 31, 2022.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Statements of Changes in Net Assets

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2022 (000)	Year Ended October 31, 2021 (000)	Year Ended October 31, 2022 (000)	Year Ended October 31, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,362,663	$32,498	$66,898	$1,162
Net Realized Gain (Loss)	(24,583)	598	(1,599)	20
Net Increase in Net Assets Resulting from Operations	1,338,080	33,096	65,299	1,182
Dividends and Distributions to Shareholders:
Institutional Class	(1,093,265)	(26,925)	(7,547)	(87)
Institutional Select Class	(197,900)	(4,155)	(— @)	(—	@)
Investor Class	(29,718)	(421)	(— @)	(—	@)
Administrative Class	(2,848)	(52)	(— @)	(—	@)
Advisory Class	(12,114)	(415)	(270)	(4)
Participant Class	(14,644)	(467)	(59,079)	(1,071)
Cash Management Class	(18)	(1)	(2)	(—	@)
Select Class	(— @)	(— @)	—	—
CastleOak Shares Class	(4,076)	(62)	—	—
Impact Class	(8,080)	—	—	—
Total Dividends and Distributions to Shareholders	(1,362,663)	(32,498)	(66,898)	(1,162)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	1,048,862,415	896,991,087	6,785,824	5,918,818
Distributions Reinvested	434,619	9,224	4,156	50
Redeemed	(1,069,597,588)	(846,915,030)	(7,594,384)	(4,703,199)
Institutional Select Class:
Subscribed	44,186,852	38,654,765	—	—
Distributions Reinvested	191,830	4,058	— @	—	@
Redeemed	(47,131,435)	(26,542,821)	—	—
Investor Class:
Subscribed	6,731,850	2,958,446	—	45
Distributions Reinvested	5	5	— @	—	@
Redeemed	(4,172,638)	(3,034,451)	—	(45)
Administrative Class:
Subscribed	505,972	479,028	—	—
Distributions Reinvested	491	19	— @	—	@
Redeemed	(549,816)	(282,894)	—	—
Advisory Class:
Subscribed	6,237,970	7,196,937	55,392	56,436
Distributions Reinvested	1,263	57	— @	—	@
Redeemed	(6,604,719)	(6,546,760)	(54,206)	(57,138)
Participant Class:
Subscribed	5,801,894	2,012,230	106,789,924	115,867,925
Distributions Reinvested	1	— @	59,079	1,071
Redeemed	(5,593,376)	(1,600,416)	(115,781,938)	(106,469,146)
Cash Management Class:
Distributions Reinvested	17	1	2	—	@
Redeemed	(2,652)	(308)	(32)	—
Select Class:
Distribution Reinvested	— @	— @	—	—
CastleOak Shares Class:
Subscribed	1,179,067	671,753 *	—	—
Distributions Reinvested	3,041	60 *	—	—
Redeemed	(1,182,223)	(300,050)*	—	—
Impact Class:
Subscribed	97,704,923 **	—	—	—
Distributions Reinvested	437 **	—	—	—
Redeemed	(96,878,743)**	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(19,870,543)	63,754,940	(9,736,183)	10,614,817
Total Increase (Decrease) in Net Assets	(19,895,126)	63,755,538	(9,737,782)	10,614,837
Net Assets:
Beginning of Period	154,066,815	90,311,277	17,611,365	6,996,528
End of Period	$134,171,689	$154,066,815	$7,873,583	$17,611,365
The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Statements of Changes in Net Assets (cont'd)

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2022 (000)	Year Ended October 31, 2021 (000)	Year Ended October 31, 2022 (000)		Year Ended October 31, 2021 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	1,048,862,415	896,991,087	6,785,824		5,918,818
Shares Issued on Distributions Reinvested	434,619	9,224	4,156		50
Shares Redeemed	(1,069,597,588)	(846,915,030)	(7,594,384)		(4,703,199)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(20,300,554)	50,085,281	(804,404)		1,215,669
Institutional Select Class:
Shares Subscribed	44,186,852	38,654,765	—		—
Shares Issued on Distributions Reinvested	191,830	4,058	—	@@	—	@@
Shares Redeemed	(47,131,435)	(26,542,821)	—		—
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	(2,752,753)	12,116,002	—	@@	—	@@
Investor Class:
Shares Subscribed	6,731,850	2,958,446	—		45
Shares Issued on Distributions Reinvested	5	5	—	@@	—	@@
Shares Redeemed	(4,172,638)	(3,034,451)	—		(45)
Net Increase (Decrease) in Investor Class Shares Outstanding	2,559,217	(76,000)	—	@@	—	@@
Administrative Class:
Shares Subscribed	505,972	479,028	—		—
Shares Issued on Distributions Reinvested	491	19	—	@@	—	@@
Shares Redeemed	(549,816)	(282,894)	—		—
Net Increase (Decrease) in Administrative Class Shares Outstanding	(43,353)	196,153	—	@@	—	@@
Advisory Class:
Shares Subscribed	6,237,970	7,196,937	55,392		56,436
Shares Issued on Distributions Reinvested	1,263	57	—	@@	—	@@
Shares Redeemed	(6,604,719)	(6,546,760)	(54,206)		(57,138)
Net Increase (Decrease) in Advisory Class Shares Outstanding	(365,486)	650,234	1,186		(702)
Participant Class:
Shares Subscribed	5,801,894	2,012,230	106,789,924		115,867,925
Shares Issued on Distributions Reinvested	1	— @@	59,079		1,071
Shares Redeemed	(5,593,376)	(1,600,416)	(115,781,938)		(106,469,146)
Net Increase (Decrease) in Participant Class Shares Outstanding	208,519	411,814	(8,932,935)		9,399,850
Cash Management Class:
Shares Issued on Distributions Reinvested	17	1	2		—	@@
Shares Redeemed	(2,652)	(308)	(32)		—
Net Increase (Decrease) in Cash Management Class Shares Outstanding	(2,635)	(307)	(30)		—	@@
Select Class:
Shares Issued on Distribution Reinvested	— @@	— @@	—		—
CastleOak Shares Class:
Shares Subscribed	1,179,067	671,753 *	—		—
Shares Issued on Distributions Reinvested	3,041	60 *	—		—
Shares Redeemed	(1,182,223)	(300,050)*	—		—
Net Increase (Decrease) in CastleOak Shares Class Shares Outstanding	(115)	371,763 *	—		—
Impact Class:
Shares Subscribed	97,704,923 **	—	—		—
Shares Issued on Distributions Reinvested	437 **	—	—		—
Shares Redeemed	(96,878,743)**	—	—		—
Net Increase in Impact Class Shares Outstanding	826,617 **	—	—		—

*  For the period May 4, 2021 through october 31, 2021.

**  For the period March 29, 2022 through October 31, 2022.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Statements of Changes in Net Assets

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2022 (000)	Year Ended October 31, 2021 (000)	Year Ended October 31, 2022 (000)	Year Ended October 31, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$321,802	$3,759	$389,237	$5,640
Net Realized Gain (Loss)	(6,144)	823	(1,058)	672
Net Increase in Net Assets Resulting from Operations	315,658	4,582	388,179	6,312
Dividends and Distributions to Shareholders:
Institutional Class	(209,714)	(2,138)	(385,736)	(5,382)
Institutional Select Class	(93,497)	(1,238)	(3,108)	(254)
Investor Class	(917)	(4)	(— @)	(— @)
Administrative Class	(65)	(— @)	(121)	(1)
Advisory Class	(3,694)	(63)	(206)	(2)
Participant Class	(13,830)	(314)	(1)	(— @)
Cash Management Class	(85)	(2)	(65)	(1)
Select Class	(— @)	(— @)	(— @)	(— @)
Total Dividends and Distributions to Shareholders	(321,802)	(3,759)	(389,237)	(5,640)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	178,322,570	114,433,633	176,554,124	182,228,942
Distributions Reinvested	104,531	987	240,240	3,604
Redeemed	(177,622,937)	(115,233,317)	(185,074,381)	(175,364,321)
Institutional Select Class:
Subscribed	12,079,591	21,448,814	172,182	139,980
Distributions Reinvested	93,497	1,240	2,398	241
Redeemed	(18,439,743)	(16,578,796)	(1,201,614)	(3,205,502)
Investor Class:
Subscribed	931,890	71,168	—	— @
Distributions Reinvested	79	1	— @	— @
Redeemed	(869,200)	(80,040)	—	—
Administrative Class:
Subscribed	12,401	379	13,142	21,602
Distributions Reinvested	24	— @	— @	— @
Redeemed	(7,651)	(520)	(15,425)	(4,658)
Advisory Class:
Subscribed	2,648,218	3,251,732	883,720	406,963
Distributions Reinvested	555	8	143	2
Redeemed	(2,680,983)	(3,316,138)	(888,137)	(385,194)
Participant Class:
Subscribed	5,549,388	5,287,892	404	622
Distributions Reinvested	— @	— @	1	— @
Redeemed	(5,760,557)	(4,672,745)	(379)	(938)
Cash Management Class:
Subscribed	— @	—	— @	—
Distributions Reinvested	78	2	65	1
Redeemed	(12,688)	(154)	(1,508)	(1,189)
Select Class:
Distributions Reinvested	— @	— @	— @	— @
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(5,650,937)	4,614,146	(9,315,025)	3,840,155
Total Increase (Decrease) in Net Assets	(5,657,081)	4,614,969	(9,316,083)	3,840,827
Net Assets:
Beginning of Period	39,904,893	35,289,924	53,636,603	49,795,776
End of Period	$34,247,812	$39,904,893	$44,320,520	$53,636,603

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Statements of Changes in Net Assets (cont'd)

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2022 (000)	Year Ended October 31, 2021 (000)	Year Ended October 31, 2022 (000)	Year Ended October 31, 2021 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	178,322,570	114,433,633	176,554,124	182,228,942
Shares Issued on Distributions Reinvested	104,531	987	240,240	3,604
Shares Redeemed	(177,622,937)	(115,233,317)	(185,074,381)	(175,364,321)
Net Increase (Decrease) in Institutional Class Shares Outstanding	804,164	(798,697)	(8,280,017)	6,868,225
Institutional Select Class:
Shares Subscribed	12,079,591	21,448,816	172,182	139,980
Shares Issued on Distributions Reinvested	93,497	1,238	2,398	241
Shares Redeemed	(18,439,743)	(16,578,796)	(1,201,614)	(3,205,502)
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	(6,266,655)	4,871,258	(1,027,034)	(3,065,281)
Investor Class:
Shares Subscribed	931,890	71,168	—	— @@
Shares Issued on Distributions Reinvested	79	1	— @@	— @@
Shares Redeemed	(869,200)	(80,040)	—	—
Net Increase (Decrease) in Investor Class Shares Outstanding	62,769	(8,871)	— @@	— @@
Administrative Class:
Shares Subscribed	12,401	379	13,142	21,602
Shares Issued on Distributions Reinvested	24	— @@	— @@	— @@
Shares Redeemed	(7,651)	(520)	(15,425)	(4,658)
Net Increase (Decrease) in Administrative Class Shares Outstanding	4,774	(141)	(2,283)	16,944
Advisory Class:
Shares Subscribed	2,648,218	3,251,732	883,720	406,963
Shares Issued on Distributions Reinvested	555	8	143	2
Shares Redeemed	(2,680,983)	(3,316,138)	(888,137)	(385,194)
Net Increase (Decrease) in Advisory Class Shares Outstanding	(32,210)	(64,398)	(4,274)	21,771
Participant Class:
Shares Subscribed	5,549,388	5,287,892	404	622
Shares Issued on Distributions Reinvested	— @@	— @@	1	— @@
Shares Redeemed	(5,760,557)	(4,672,745)	(379)	(938)
Net Increase (Decrease) in Participant Class Shares Outstanding	(211,169)	615,147	26	(316)
Cash Management Class:
Shares Subscribed	— @@	—	— @@	—
Shares Issued on Distributions Reinvested	78	2	65	1
Shares Redeemed	(12,688)	(154)	(1,508)	(1,189)
Net Decrease in Cash Management Class Shares Outstanding	(12,610)	(152)	(1,443)	(1,188)
Select Class:
Shares Issued on Distributions Reinvested	— @@	— @@	— @@	— @@

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Statements of Changes in Net Assets

	Tax-Exempt Portfolio
	Year Ended October 31, 2022 (000)	Year Ended October 31, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,203	$28
Net Realized Gain (Loss)	(2)	5
Net Change in Unrealized Appreciation (Depreciation)	3	(6)
Net Increase in Net Assets Resulting from Operations	2,204	27
Dividends and Distributions to Shareholders:
Institutional Class	(2,185)	(28)
Institutional Select Class	(— @)	(— @)
Cash Management Class	(18)	(— @)
Total Dividends and Distributions to Shareholders	(2,203)	(28)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	761,997	315,842
Distributions Reinvested	1,811	21
Redeemed	(547,315)	(434,575)
Institutional Select Class:
Distributions Reinvested	— @	— @
Cash Management Class:
Subscribed	— @	—
Distributions Reinvested	18	— @
Redeemed	(1,241)	(146)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	215,270	(118,858)
Total Increase (Decrease) in Net Assets	215,271	(118,859)
Net Assets:
Beginning of Period	252,448	371,307
End of Period	$467,719	$252,448
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	762,014	315,806
Shares Issued on Distributions Reinvested	1,811	21
Shares Redeemed	(547,324)	(434,523)
Net Increase (Decrease) in Institutional Class Shares Outstanding	216,501	(118,696)
Institutional Select Class:
Shares Issued on Distributions Reinvested	— @@	— @@
Cash Management Class:
Shares Subscribed	— @@	—
Shares Issued on Distributions Reinvested	18	— @@
Shares Redeemed	(1,241)	(146)
Net Decrease in Cash Management Class Shares Outstanding	(1,223)	(146)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

(This Page has been left blank intentionally.)

2022 Annual Report

October 31, 2022

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
ESG Money Market Portfolio:
Institutional Class
Year Ended 10/31/22	$1.0009	$0.0099	(1)	$0.0002	(2)	$(0.0103)		$1.0007	1.01%
Year Ended 10/31/21	1.0010	0.0006	(1)	(0.0001	)(2)	(0.0006)		1.0009	0.05%
Year Ended 10/31/20	1.0008	0.0087	(1)	0.0005		(0.0090)		1.0010	0.92%
Year Ended 10/31/19	1.0004	0.0239	(1)	0.0005		(0.0240)		1.0008	2.46%
Year Ended 10/31/18	1.0004	0.0190	(1)	(0.0007)		(0.0183)		1.0004	1.84%
Institutional Select Class
Year Ended 10/31/22	$1.0007	$0.0096	(1)	$0.0001	(2)	$(0.0099)		$1.0005	0.98%
Year Ended 10/31/21	1.0008	0.0004	(1)(2)	(0.0001	)(2)	(0.0004	)(2)	1.0007	0.03%
Year Ended 10/31/20	1.0006	0.0082	(1)	0.0005		(0.0085)		1.0008	0.87%
Year Ended 10/31/19	1.0002	0.0233	(1)	0.0006		(0.0235)		1.0006	2.41%
Year Ended 10/31/18	1.0002	0.0185	(1)	(0.0007)		(0.0178)		1.0002	1.79%
Advisory Class
Year Ended 10/31/22	$1.0011	$0.0083	(1)	$0.0002	(2)	$(0.0087)		$1.0009	0.85%
Year Ended 10/31/21	1.0012	0.0003	(1)(2)	(0.0001	)(2)	(0.0003	)(2)	1.0011	0.02%
Year Ended 10/31/20	1.0010	0.0065	(1)	0.0005		(0.0068)		1.0012	0.70%
Year Ended 10/31/19	1.0007	0.0213	(1)	0.0005		(0.0215)		1.0010	2.20%
Year Ended 10/31/18	1.0006	0.0165	(1)	(0.0006)		(0.0158)		1.0007	1.60%
Participant Class
Year Ended 10/31/22	$1.0007	$0.0070	(1)	$0.0002	(2)	$(0.0074)		$1.0005	0.72%
Year Ended 10/31/21	1.0008	0.0003	(1)(2)	(0.0001	)(2)	(0.0003	)(2)	1.0007	0.02%
Year Ended 10/31/20	1.0006	0.0049	(1)	0.0005		(0.0052)		1.0008	0.54%
Year Ended 10/31/19	1.0003	0.0188	(1)	0.0005		(0.0190)		1.0006	1.94%
Year Ended 10/31/18	1.0002	0.0140	(1)	(0.0006)		(0.0133)		1.0003	1.34%
Cash Management Class
Year Ended 10/31/22	$1.0007	$0.0090	(1)	$0.0001	(2)	$(0.0093)		$1.0005	0.91%
Year Ended 10/31/21	1.0007	0.0003	(1)(2)	0.0000	(2)	(0.0003	)(2)	1.0007	0.03%
Year Ended 10/31/20	1.0005	0.0073	(1)	0.0004	(2)	(0.0075)		1.0007	0.78%
Year Ended 10/31/19	1.0002	0.0223	(1)	0.0005		(0.0225)		1.0005	2.30%
Year Ended 10/31/18	1.0001	0.0175	(1)	(0.0006)		(0.0168)		1.0002	1.70%
CastleOak Shares Class
Year Ended 10/31/22	$1.0009	$0.0099	(1)	$0.0002	(2)	$(0.0103)		$1.0007	1.02%
For the Period Ended 10/31/21(7)	1.0010	0.0006	(1)	(0.0005)		(0.0002	)(2)	1.0009	0.01	%(5)

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expenses		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
ESG Money Market Portfolio:
Institutional Class
Year Ended 10/31/22	$3,192,797	0.16%		N/A		0.22%		0.99%		0.93%
Year Ended 10/31/21	3,291,307	0.14%		N/A		0.22%		0.06%		(0.02)%
Year Ended 10/31/20	4,142,846	0.13%		N/A		0.22%		0.87%		0.78%
Year Ended 10/31/19	3,345,665	0.16%		0.16%		0.22%		2.38%		2.32%
Year Ended 10/31/18	1,709,776	0.15%		N/A		0.25%		1.91%		1.81%
Institutional Select Class
Year Ended 10/31/22	$53	0.19	%(3)	N/A		0.27%		0.96%		0.88%
Year Ended 10/31/21	51	0.16	%(3)	N/A		0.27%		0.04%		(0.07)%
Year Ended 10/31/20	51	0.18	%(3)	N/A		0.27%		0.82%		0.73%
Year Ended 10/31/19	51	0.21	%(3)	0.21	%(3)	0.27%		2.33%		2.27%
Year Ended 10/31/18	50	0.20	%(3)	N/A		0.30%		1.86%		1.76%
Advisory Class
Year Ended 10/31/22	$52	0.32	%(3)	N/A		0.47%		0.83%		0.68%
Year Ended 10/31/21	51	0.17	%(3)	N/A		0.47%		0.03%		(0.27)%
Year Ended 10/31/20	51	0.36	%(3)	N/A		0.47%		0.65%		0.54%
Year Ended 10/31/19	51	0.41	%(3)	0.41	%(3)	0.47%		2.13%		2.07%
Year Ended 10/31/18	50	0.40	%(3)	N/A		0.50%		1.66%		1.56%
Participant Class
Year Ended 10/31/22	$51	0.45	%(3)	N/A		0.72%		0.70%		0.43%
Year Ended 10/31/21	51	0.17	%(3)	N/A		0.72%		0.03%		(0.52)%
Year Ended 10/31/20	51	0.52	%(3)	N/A		0.72%		0.49%		0.29%
Year Ended 10/31/19	51	0.66	%(3)	0.66	%(3)	0.72%		1.88%		1.82%
Year Ended 10/31/18	50	0.65	%(3)	N/A		0.75%		1.41%		1.31%
Cash Management Class
Year Ended 10/31/22	$7,338	0.25	%(3)	N/A		0.37%		0.90%		0.78%
Year Ended 10/31/21	8,341	0.17	%(3)	N/A		0.37%		0.03%		(0.17)%
Year Ended 10/31/20	8,784	0.28	%(3)	N/A		0.37%		0.72%		0.63%
Year Ended 10/31/19	11,789	0.31	%(3)	0.31	%(3)	0.37%		2.23%		2.17%
Year Ended 10/31/18	13,998	0.30	%(3)	N/A		0.40%		1.76%		1.66%
CastleOak Shares Class
Year Ended 10/31/22	$102	0.16%		N/A		0.22%		0.99%		0.93%
For the Period Ended 10/31/21(7)	255,136	0.14	%(6)	N/A		0.22	%(6)	0.06	%(6)	(0.02	)%(6)

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Prime Portfolio:
Institutional Class
Year Ended 10/31/22	$1.0001	$0.0104	(1)	$(0.0002	)(2)	$(0.0104)		$0.9999	1.02%
Year Ended 10/31/21	1.0001	0.0007	(1)	0.0000	(2)	(0.0007)		1.0001	0.07%
Year Ended 10/31/20	1.0008	0.0081	(1)	0.0001	(2)	(0.0089)		1.0001	0.83%
Year Ended 10/31/19	1.0005	0.0240	(1)	0.0002	(2)	(0.0239)		1.0008	2.45%
Year Ended 10/31/18	1.0005	0.0186	(1)	(0.0004	)(2)	(0.0182)		1.0005	1.84%
Institutional Select Class
Year Ended 10/31/22	$0.9998	$0.0100	(1)	$(0.0001	)(2)	$(0.0101)		$0.9996	0.99%
Year Ended 10/31/21	0.9998	0.0004	(1)(2)	0.0001	(2)	(0.0005)		0.9998	0.05%
Year Ended 10/31/20	1.0006	0.0076	(1)	0.0001	(2)	(0.0085)		0.9998	0.77%
Year Ended 10/31/19	1.0003	0.0233	(1)	0.0004	(2)	(0.0234)		1.0006	2.40%
Year Ended 10/31/18	1.0000	0.0181	(1)	(0.0001	)(2)	(0.0177)		1.0003	1.82%
Advisory Class
Year Ended 10/31/22	$0.9998	$0.0096	(1)	$(0.0006	)(2)	$(0.0088)		$1.0000	0.90%
Year Ended 10/31/21	0.9997	0.0005	(1)	0.0000	(2)	(0.0004	)(2)	0.9998	0.05%
Year Ended 10/31/20	1.0003	0.0058	(1)	0.0003	(2)	(0.0067)		0.9997	0.61%
Year Ended 10/31/19	1.0000	0.0213	(1)	0.0004	(2)	(0.0214)		1.0003	2.19%
Year Ended 10/31/18	1.0000	0.0161	(1)	(0.0004	)(2)	(0.0157)		1.0000	1.58%
Cash Management Class
Year Ended 10/31/22	$1.0000	$0.0095	(1)	$(0.0003	)(2)	$(0.0094)		$0.9998	0.93%
Year Ended 10/31/21	1.0000	0.0004	(1)(2)	0.0000	(2)	(0.0004	)(2)	1.0000	0.04%
Year Ended 10/31/20	1.0005	0.0066	(1)	0.0004	(2)	(0.0075)		1.0000	0.70%
Year Ended 10/31/19	1.0003	0.0223	(1)	0.0003	(2)	(0.0224)		1.0005	2.29%
Year Ended 10/31/18	1.0003	0.0171	(1)	(0.0004	)(2)	(0.0167)		1.0003	1.69%
CastleOak Shares Class
For the Period Ended 10/31/22(9)	$1.0000	$0.0025	(1)	$(0.0002	)(2)	$(0.0024)		$0.9999	0.24	%(5)
Impact Class
For the Period Ended 10/31/22(8)	$0.9997	$0.0105	(1)	$(0.0003	)(2)	$(0.0100)		$0.9999	1.03	%(5)

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Prime Portfolio:
Institutional Class
Year Ended 10/31/22	$14,651,432	0.15%		0.21%		1.05%		0.99%
Year Ended 10/31/21	16,772,763	0.14%		0.21%		0.06%		(0.01)%
Year Ended 10/31/20	20,230,517	0.13%		0.21%		0.81%		0.73%
Year Ended 10/31/19	12,521,950	0.16%		0.21%		2.38%		2.33%
Year Ended 10/31/18	7,679,347	0.15%		0.21%		1.87%		1.81%
Institutional Select Class
Year Ended 10/31/22	$22,760	0.19	%(3)	0.26%		1.01%		0.94%
Year Ended 10/31/21	5,723	0.16	%(3)	0.26%		0.04%		(0.06)%
Year Ended 10/31/20	24,041	0.18	%(3)	0.26%		0.76%		0.68%
Year Ended 10/31/19	12,203	0.21	%(3)	0.26%		2.33%		2.28%
Year Ended 10/31/18	20,410	0.20	%(3)	0.26%		1.82%		1.76%
Advisory Class
Year Ended 10/31/22	$52	0.24	%(3)	0.46%		0.96%		0.74%
Year Ended 10/31/21	1,659	0.14	%(3)	0.46%		0.06%		(0.26)%
Year Ended 10/31/20	51	0.36	%(3)	0.46%		0.59%		0.49%
Year Ended 10/31/19	51	0.41	%(3)	0.46%		2.13%		2.08%
Year Ended 10/31/18	50	0.40	%(3)	0.46%		1.62%		1.56%
Cash Management Class
Year Ended 10/31/22	$4,733	0.25	%(3)	0.36%		0.95%		0.84%
Year Ended 10/31/21	5,343	0.16	%(3)	0.36%		0.04%		(0.16)%
Year Ended 10/31/20	5,573	0.28	%(3)	0.36%		0.66%		0.58%
Year Ended 10/31/19	13,537	0.31	%(3)	0.36%		2.23%		2.18%
Year Ended 10/31/18	21,596	0.30	%(3)	0.36%		1.72%		1.66%
CastleOak Shares Class
For the Period Ended 10/31/22(9)	$50	0.15	%(6)	0.21	%(6)	1.05	%(6)	0.99	%(6)
Impact Class
For the Period Ended 10/31/22(8)	$50	0.15	%(6)	0.21	%(6)	1.05	%(6)	0.99	%(6)

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Portfolio:
Institutional Class
Year Ended 10/31/22	$1.000	$0.009	(1)	$0.000	(2)	$(0.009)		$1.000	0.93%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.03%
Year Ended 10/31/20	1.000	0.005	(1)	0.001		(0.006)		1.000	0.61%
Year Ended 10/31/19	1.000	0.022	(1)	0.000	(2)	(0.022)		1.000	2.20%
Year Ended 10/31/18	1.000	0.016	(1)	(0.001)		(0.015)		1.000	1.55%
Institutional Select Class
Year Ended 10/31/22	$1.000	$0.009	(1)	$0.000	(2)	$(0.009)		$1.000	0.89%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.03%
Year Ended 10/31/20	1.000	0.005	(1)	0.001		(0.006)		1.000	0.57%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.15%
Year Ended 10/31/18	1.000	0.015	(1)	0.000	(2)	(0.015)		1.000	1.50%
Investor Class
Year Ended 10/31/22	$1.000	$0.008	(1)	$0.001		$(0.009)		$1.000	0.86%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.03%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.55%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.10%
Year Ended 10/31/18	1.000	0.015	(1)	(0.001)		(0.014)		1.000	1.45%
Administrative Class
Year Ended 10/31/22	$1.000	$0.008	(1)	$0.000	(2)	$(0.008)		$1.000	0.83%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.03%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.52%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.05%
Year Ended 10/31/18	1.000	0.014	(1)	0.000	(2)	(0.014)		1.000	1.40%
Advisory Class
Year Ended 10/31/22	$1.000	$0.008	(1)	$0.000	(2)	$(0.008)		$1.000	0.77%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.03%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.47%
Year Ended 10/31/19	1.000	0.019	(1)	0.000	(2)	(0.019)		1.000	1.95%
Year Ended 10/31/18	1.000	0.013	(1)	0.000	(2)	(0.013)		1.000	1.30%
Participant Class
Year Ended 10/31/22	$1.000	$0.006	(1)	$0.000	(2)	$(0.006)		$1.000	0.65%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.03%
Year Ended 10/31/20	1.000	0.003	(1)	0.001		(0.004)		1.000	0.38%
Year Ended 10/31/19	1.000	0.017	(1)	0.000	(2)	(0.017)		1.000	1.69%
Year Ended 10/31/18	1.000	0.011	(1)	(0.001)		(0.010)		1.000	1.04%
Cash Management Class
Year Ended 10/31/22	$1.000	$0.008	(1)	$0.000	(2)	$(0.008)		$1.000	0.83%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.03%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.52%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.05%
Year Ended 10/31/18	1.000	0.014	(1)	0.000	(2)	(0.014)		1.000	1.40%
Select Class
Year Ended 10/31/22	$1.000	$0.005	(1)	$0.000	(2)	$(0.005)		$1.000	0.52%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.03%
Year Ended 10/31/20	1.000	0.001	(1)	0.002		(0.003)		1.000	0.26%
Year Ended 10/31/19	1.000	0.014	(1)	0.000	(2)	(0.014)		1.000	1.39%
Year Ended 10/31/18	1.000	0.008	(1)	(0.001)		(0.007)		1.000	0.74%
CastleOak Shares Class
Year Ended 10/31/2022	$1.000	$0.009	(1)	$0.000	(2)	$(0.009)		$1.000	0.93%
For the Period Ended 10/31/21(7)	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01	%(5)
Impact Class
For the Period Ended 10/31/22(8)	$1.000	$0.009	(1)	$0.000	(2)	$(0.009)		$1.000	0.91	%(5)

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expenses		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Portfolio:
Institutional Class
Year Ended 10/31/22	$105,123,361	0.12%		N/A		0.21%		0.92%		0.83%
Year Ended 10/31/21	125,443,478	0.07%		N/A		0.21%		0.02%		(0.12)%
Year Ended 10/31/20	75,357,703	0.17%		0.17%		0.21%		0.48%		0.44%
Year Ended 10/31/19	57,870,416	0.17%		0.17%		0.21%		2.17%		2.13%
Year Ended 10/31/18	42,900,056	0.17%		N/A		0.21%		1.55%		1.51%
Institutional Select Class
Year Ended 10/31/22	$19,822,512	0.15	%(3)	N/A		0.26%		0.89%		0.78%
Year Ended 10/31/21	22,579,049	0.07	%(3)	N/A		0.26%		0.02%		(0.17)%
Year Ended 10/31/20	10,462,967	0.20	%(3)	0.20	%(3)	0.26%		0.45%		0.39%
Year Ended 10/31/19	350,876	0.22	%(3)	0.22	%(3)	0.26%		2.12%		2.08%
Year Ended 10/31/18	750,517	0.22	%(3)	N/A		0.26%		1.50%		1.46%
Investor Class
Year Ended 10/31/22	$3,992,292	0.19	%(3)	N/A		0.31%		0.85%		0.73%
Year Ended 10/31/21	1,433,481	0.07	%(3)	N/A		0.31%		0.02%		(0.22)%
Year Ended 10/31/20	1,509,475	0.25	%(3)	0.25	%(3)	0.31%		0.40%		0.34%
Year Ended 10/31/19	3,447,615	0.27	%(3)	0.27	%(3)	0.31%		2.07%		2.03%
Year Ended 10/31/18	2,426,700	0.27	%(3)	N/A		0.31%		1.45%		1.41%
Administrative Class
Year Ended 10/31/22	$314,143	0.21	%(3)	N/A		0.36%		0.83%		0.68%
Year Ended 10/31/21	357,558	0.07	%(3)	N/A		0.36%		0.02%		(0.27)%
Year Ended 10/31/20	161,405	0.26	%(3)	0.26	%(3)	0.36%		0.39%		0.29%
Year Ended 10/31/19	186,966	0.32	%(3)	0.32	%(3)	0.36%		2.02%		1.98%
Year Ended 10/31/18	181,397	0.32	%(3)	N/A		0.36%		1.40%		1.36%
Advisory Class
Year Ended 10/31/22	$1,428,422	0.27	%(3)	N/A		0.46%		0.77%		0.58%
Year Ended 10/31/21	1,794,163	0.07	%(3)	N/A		0.46%		0.02%		(0.37)%
Year Ended 10/31/20	1,143,921	0.30	%(3)	0.30	%(3)	0.46%		0.35%		0.19%
Year Ended 10/31/19	962,234	0.42	%(3)	0.42	%(3)	0.46%		1.92%		1.88%
Year Ended 10/31/18	1,082,958	0.42	%(3)	N/A		0.46%		1.30%		1.26%
Participant Class
Year Ended 10/31/22	$2,291,041	0.40	%(3)	N/A		0.71%		0.64%		0.33%
Year Ended 10/31/21	2,082,873	0.07	%(3)	N/A		0.71%		0.02%		(0.62)%
Year Ended 10/31/20	1,671,051	0.36	%(3)	0.36	%(3)	0.71%		0.29%		(0.06)%
Year Ended 10/31/19	942,575	0.67	%(3)	0.67	%(3)	0.71%		1.67%		1.63%
Year Ended 10/31/18	770,987	0.67	%(3)	N/A		0.71%		1.05%		1.01%
Cash Management Class
Year Ended 10/31/22	$1,761	0.20	%(3)	N/A		0.36%		0.84%		0.68%
Year Ended 10/31/21	4,397	0.07	%(3)	N/A		0.36%		0.02%		(0.27)%
Year Ended 10/31/20	4,704	0.26	%(3)	0.26	%(3)	0.36%		0.39%		0.29%
Year Ended 10/31/19	4,914	0.32	%(3)	0.32	%(3)	0.36%		2.02%		1.98%
Year Ended 10/31/18	16,226	0.32	%(3)	N/A		0.36%		1.40%		1.36%
Select Class
Year Ended 10/31/22	$51	0.53	%(3)	N/A		1.01%		0.51%		0.03%
Year Ended 10/31/21	51	0.07	%(3)	N/A		1.01%		0.02%		(0.92)%
Year Ended 10/31/20	51	0.51	%(3)	0.51	%(3)	1.01%		0.14%		(0.36)%
Year Ended 10/31/19	50	0.97	%(3)	0.97	%(3)	1.01%		1.37%		1.33%
Year Ended 10/31/18	50	0.97	%(3)	N/A		1.01%		0.75%		0.71%
CastleOak Shares Class
Year Ended 10/31/2022	$371,597	0.12%		N/A		0.21%		0.92%		0.83%
For the Period Ended 10/31/21(7)	371,765	0.07	%(6)	N/A		0.21	%(6)	0.02	%(6)	(0.12	)%(6)
Impact Class
For the Period Ended 10/31/22(8)	$826,509	0.12	%(6)	N/A		0.21	%(6)	0.92	%(6)	0.83	%(6)
The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/22	$1.000	$0.007	(1)	$0.001		$(0.008)		$1.000	0.83%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.005	(1)	0.001		(0.006)		1.000	0.61%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.14%
Year Ended 10/31/18	1.000	0.013	(1)	0.002		(0.015)		1.000	1.47%
Institutional Select Class
Year Ended 10/31/22	$1.000	$0.006	(1)	$0.002		$(0.008)		$1.000	0.80%
Year Ended 10/31/21	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.002		(0.006)		1.000	0.58%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.08%
Year Ended 10/31/18	1.000	0.012	(1)	0.002		(0.014)		1.000	1.43%
Investor Class
Year Ended 10/31/22	$1.000	$0.006	(1)	$0.002		$(0.008)		$1.000	0.77%
Year Ended 10/31/21	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.002		(0.006)		1.000	0.55%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.03%
Year Ended 10/31/18	1.000	0.012	(1)	0.002		(0.014)		1.000	1.37%
Administrative Class
Year Ended 10/31/22	$1.000	$0.006	(1)	$0.001		$(0.007)		$1.000	0.74%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.52%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	1.98%
Year Ended 10/31/18	1.000	0.011	(1)	0.002		(0.013)		1.000	1.32%
Advisory Class
Year Ended 10/31/22	$1.000	$0.005	(1)	$0.002		$(0.007)		$1.000	0.69%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.47%
Year Ended 10/31/19	1.000	0.019	(1)	0.000	(2)	(0.019)		1.000	1.88%
Year Ended 10/31/18	1.000	0.010	(1)	0.002		(0.012)		1.000	1.22%
Participant Class
Year Ended 10/31/22	$1.000	$0.005	(1)	$0.002		$(0.007)		$1.000	0.69%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.47%
Year Ended 10/31/19	1.000	0.019	(1)	0.000	(2)	(0.019)		1.000	1.88%
Year Ended 10/31/18	1.000	0.011	(1)	0.001		(0.012)		1.000	1.22%
Cash Management Class
Year Ended 10/31/22	$1.000	$0.006	(1)	$0.001		$(0.007)		$1.000	0.74%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.53%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	1.99%
Year Ended 10/31/18	1.000	0.011	(1)	0.002		(0.013)		1.000	1.32%

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/22	$817,742	0.13%		0.22%	0.57%		0.48%
Year Ended 10/31/21	1,622,265	0.06%		0.22%	0.00	%(4)	(0.16)%
Year Ended 10/31/20	406,598	0.18%		0.21%	0.46%		0.43%
Year Ended 10/31/19	157,694	0.20%		0.23%	2.12%		2.09%
Year Ended 10/31/18	33,852	0.20%		0.21%	1.30%		1.29%
Institutional Select Class
Year Ended 10/31/22	$51	0.16	%(3)	0.27%	0.54%		0.43%
Year Ended 10/31/21	51	0.06	%(3)	0.27%	0.00	%(4)	(0.21)%
Year Ended 10/31/20	51	0.21	%(3)	0.27%	0.43%		0.37%
Year Ended 10/31/19	51	0.25	%(3)	0.28%	2.07%		2.04%
Year Ended 10/31/18	50	0.25	%(3)	0.26%	1.25%		1.24%
Investor Class
Year Ended 10/31/22	$51	0.19	%(3)	0.32%	0.51%		0.38%
Year Ended 10/31/21	51	0.06	%(3)	0.32%	0.00	%(4)	(0.26)%
Year Ended 10/31/20	51	0.24	%(3)	0.31%	0.39%		0.32%
Year Ended 10/31/19	1,006	0.30	%(3)	0.33%	2.02%		1.99%
Year Ended 10/31/18	460	0.30	%(3)	0.31%	1.20%		1.19%
Administrative Class
Year Ended 10/31/22	$51	0.22	%(3)	0.37%	0.48%		0.33%
Year Ended 10/31/21	51	0.06	%(3)	0.37%	0.00	%(4)	(0.31)%
Year Ended 10/31/20	51	0.27	%(3)	0.37%	0.37%		0.27%
Year Ended 10/31/19	51	0.35	%(3)	0.38%	1.97%		1.94%
Year Ended 10/31/18	50	0.35	%(3)	0.36%	1.15%		1.14%
Advisory Class
Year Ended 10/31/22	$40,382	0.27	%(3)	0.47%	0.43%		0.23%
Year Ended 10/31/21	39,201	0.06	%(3)	0.47%	0.00	%(4)	(0.41)%
Year Ended 10/31/20	39,903	0.30	%(3)	0.46%	0.34%		0.18%
Year Ended 10/31/19	38,039	0.45	%(3)	0.48%	1.87%		1.84%
Year Ended 10/31/18	35,943	0.45	%(3)	0.46%	1.05%		1.04%
Participant Class
Year Ended 10/31/22	$7,014,979	0.24	%(3)	0.72%	0.46%		(0.02)%
Year Ended 10/31/21	15,949,390	0.06	%(3)	0.72%	0.00	%(4)	(0.66)%
Year Ended 10/31/20	6,549,518	0.29	%(3)	0.71%	0.35%		(0.07)%
Year Ended 10/31/19	2,724,346	0.45	%(3)	0.73%	1.87%		1.59%
Year Ended 10/31/18	2,780,482	0.45	%(3)	0.71%	1.05%		0.79%
Cash Management Class
Year Ended 10/31/22	$327	0.22	%(3)	0.37%	0.48%		0.33%
Year Ended 10/31/21	356	0.06	%(3)	0.37%	0.00	%(4)	(0.31)%
Year Ended 10/31/20	356	0.26	%(3)	0.36%	0.37%		0.27%
Year Ended 10/31/19	355	0.35	%(3)	0.38%	1.97%		1.94%
Year Ended 10/31/18	1,384	0.35	%(3)	0.36%	1.15%		1.14%

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Treasury Portfolio:
Institutional Class
Year Ended 10/31/22	$1.000	$0.008	(1)	$0.001		$(0.009)		$1.000	0.89%
Year Ended 10/31/21	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.002		(0.006)		1.000	0.57%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.17%
Year Ended 10/31/18	1.000	0.015	(1)	0.000	(2)	(0.015)		1.000	1.55%
Institutional Select Class
Year Ended 10/31/22	$1.000	$0.008	(1)	$0.001		$(0.009)		$1.000	0.86%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.54%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.12%
Year Ended 10/31/18	1.000	0.015	(1)	0.000	(2)	(0.015)		1.000	1.50%
Investor Class
Year Ended 10/31/22	$1.000	$0.008	(1)	$0.000	(2)	$(0.008)		$1.000	0.83%
Year Ended 10/31/21	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.51%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.07%
Year Ended 10/31/18	1.000	0.014	(1)	0.000	(2)	(0.014)		1.000	1.45%
Administrative Class
Year Ended 10/31/22	$1.000	$0.007	(1)	$0.001		$(0.008)		$1.000	0.80%
Year Ended 10/31/21	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.49%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.02%
Year Ended 10/31/18	1.000	0.014	(1)	0.000	(2)	(0.014)		1.000	1.39%
Advisory Class
Year Ended 10/31/22	$1.000	$0.007	(1)	$0.000	(2)	$(0.007)		$1.000	0.74%
Year Ended 10/31/21	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.45%
Year Ended 10/31/19	1.000	0.019	(1)	0.000	(2)	(0.019)		1.000	1.92%
Year Ended 10/31/18	1.000	0.013	(1)	0.000	(2)	(0.013)		1.000	1.29%
Participant Class
Year Ended 10/31/22	$1.000	$0.006	(1)	$0.000	(2)	$(0.006)		$1.000	0.62%
Year Ended 10/31/21	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.002	(1)	0.002		(0.004)		1.000	0.36%
Year Ended 10/31/19	1.000	0.016	(1)	0.000	(2)	(0.016)		1.000	1.66%
Year Ended 10/31/18	1.000	0.010	(1)	0.000	(2)	(0.010)		1.000	1.04%
Cash Management Class
Year Ended 10/31/22	$1.000	$0.007	(1)	$0.001		$(0.008)		$1.000	0.80%
Year Ended 10/31/21	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.49%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.02%
Year Ended 10/31/18	1.000	0.014	(1)	0.000	(2)	(0.014)		1.000	1.39%
Select Class
Year Ended 10/31/22	$1.000	$0.004	(1)	$0.001		$(0.005)		$1.000	0.48%
Year Ended 10/31/21	1.000	0.000	(1)(2)	(0.000	)(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.000	(1)(2)	0.002		(0.002)		1.000	0.25%
Year Ended 10/31/19	1.000	0.013	(1)	0.000	(2)	(0.013)		1.000	1.36%
Year Ended 10/31/18	1.000	0.007	(1)	0.000	(2)	(0.007)		1.000	0.74%

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expenses		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Portfolio:
Institutional Class
Year Ended 10/31/22	$22,268,805	0.14%		N/A		0.21%	0.83%	0.76%
Year Ended 10/31/21	21,468,388	0.07%		N/A		0.21%	0.01%	(0.13)%
Year Ended 10/31/20	22,266,196	0.19%		0.19%		0.21%	0.37%	0.35%
Year Ended 10/31/19	14,630,148	0.19%		N/A		0.21%	2.15%	2.13%
Year Ended 10/31/18	13,792,827	0.19%		N/A		0.21%	1.53%	1.51%
Institutional Select Class
Year Ended 10/31/22	$8,610,123	0.17	%(3)	N/A		0.26%	0.80%	0.71%
Year Ended 10/31/21	14,878,731	0.07	%(3)	N/A		0.26%	0.01%	(0.18)%
Year Ended 10/31/20	10,007,559	0.21	%(3)	0.21	%(3)	0.26%	0.34%	0.29%
Year Ended 10/31/19	239,361	0.24	%(3)	N/A		0.26%	2.10%	2.08%
Year Ended 10/31/18	331,029	0.24	%(3)	N/A		0.26%	1.48%	1.46%
Investor Class
Year Ended 10/31/22	$89,461	0.21	%(3)	N/A		0.31%	0.76%	0.66%
Year Ended 10/31/21	26,713	0.07	%(3)	N/A		0.31%	0.01%	(0.23)%
Year Ended 10/31/20	35,583	0.23	%(3)	0.23	%(3)	0.31%	0.33%	0.25%
Year Ended 10/31/19	14,834	0.29	%(3)	N/A		0.31%	2.05%	2.03%
Year Ended 10/31/18	9,446	0.29	%(3)	N/A		0.31%	1.43%	1.41%
Administrative Class
Year Ended 10/31/22	$8,067	0.26	%(3)	N/A		0.36%	0.71%	0.61%
Year Ended 10/31/21	3,294	0.07	%(3)	N/A		0.36%	0.01%	(0.28)%
Year Ended 10/31/20	3,435	0.27	%(3)	0.27	%(3)	0.36%	0.29%	0.20%
Year Ended 10/31/19	3,534	0.34	%(3)	N/A		0.36%	2.00%	1.98%
Year Ended 10/31/18	2,500	0.34	%(3)	N/A		0.36%	1.38%	1.36%
Advisory Class
Year Ended 10/31/22	$479,272	0.29	%(3)	N/A		0.46%	0.68%	0.51%
Year Ended 10/31/21	511,566	0.07	%(3)	N/A		0.46%	0.01%	(0.38)%
Year Ended 10/31/20	575,951	0.29	%(3)	0.29	%(3)	0.46%	0.26%	0.09%
Year Ended 10/31/19	545,826	0.44	%(3)	N/A		0.46%	1.90%	1.88%
Year Ended 10/31/18	467,066	0.44	%(3)	N/A		0.46%	1.28%	1.26%
Participant Class
Year Ended 10/31/22	$2,787,233	0.35	%(3)	N/A		0.71%	0.62%	0.26%
Year Ended 10/31/21	2,998,738	0.07	%(3)	N/A		0.71%	0.01%	(0.63)%
Year Ended 10/31/20	2,383,586	0.39	%(3)	0.39	%(3)	0.71%	0.17%	(0.15)%
Year Ended 10/31/19	1,430,849	0.69	%(3)	N/A		0.71%	1.65%	1.63%
Year Ended 10/31/18	789,069	0.69	%(3)	N/A		0.71%	1.03%	1.01%
Cash Management Class
Year Ended 10/31/22	$4,800	0.23	%(3)	N/A		0.36%	0.74%	0.61%
Year Ended 10/31/21	17,412	0.07	%(3)	N/A		0.36%	0.01%	(0.28)%
Year Ended 10/31/20	17,563	0.27	%(3)	0.27	%(3)	0.36%	0.29%	0.20%
Year Ended 10/31/19	17,886	0.34	%(3)	N/A		0.36%	2.00%	1.98%
Year Ended 10/31/18	22,288	0.34	%(3)	N/A		0.36%	1.38%	1.36%
Select Class
Year Ended 10/31/22	$51	0.54	%(3)	N/A		1.01%	0.43%	(0.04)%
Year Ended 10/31/21	51	0.07	%(3)	N/A		1.01%	0.01%	(0.93)%
Year Ended 10/31/20	51	0.51	%(3)	0.51	%(3)	1.01%	0.05%	(0.45)%
Year Ended 10/31/19	50	0.99	%(3)	N/A		1.01%	1.35%	1.33%
Year Ended 10/31/18	50	0.99	%(3)	N/A		1.01%	0.73%	0.71%

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/22	$1.000	$0.008	(1)	$0.000	(2)	$(0.008)		$1.000	0.82%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.002		(0.006)		1.000	0.61%
Year Ended 10/31/19	1.000	0.021	(1)	0.000	(2)	(0.021)		1.000	2.12%
Year Ended 10/31/18	1.000	0.015	(1)	(0.000	)(2)	(0.015)		1.000	1.51%
Institutional Select Class
Year Ended 10/31/22	$1.000	$0.007	(1)	$0.001		$(0.008)		$1.000	0.79%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.002		(0.006)		1.000	0.58%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.07%
Year Ended 10/31/18	1.000	0.015	(1)	(0.000	)(2)	(0.015)		1.000	1.46%
Investor Class
Year Ended 10/31/22	$1.000	$0.007	(1)	$0.001		$(0.008)		$1.000	0.75%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.004	(1)	0.001		(0.005)		1.000	0.55%
Year Ended 10/31/19	1.000	0.020	(1)	0.000	(2)	(0.020)		1.000	2.01%
Year Ended 10/31/18	1.000	0.014	(1)	(0.000	)(2)	(0.014)		1.000	1.41%
Administrative Class
Year Ended 10/31/22	$1.000	$0.007	(1)	$0.000	(2)	$(0.007)		$1.000	0.72%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.52%
Year Ended 10/31/19	1.000	0.019	(1)	0.000	(2)	(0.019)		1.000	1.96%
Year Ended 10/31/18	1.000	0.014	(1)	(0.000	)(2)	(0.014)		1.000	1.36%
Advisory Class
Year Ended 10/31/22	$1.000	$0.007	(1)	$0.000	(2)	$(0.007)		$1.000	0.67%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.002	(1)	0.003		(0.005)		1.000	0.47%
Year Ended 10/31/19	1.000	0.018	(1)	0.000	(2)	(0.018)		1.000	1.86%
Year Ended 10/31/18	1.000	0.013	(1)	(0.000	)(2)	(0.013)		1.000	1.26%
Participant Class
Year Ended 10/31/22	$1.000	$0.005	(1)	$0.000	(2)	$(0.005)		$1.000	0.54%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.002	(1)	0.002		(0.004)		1.000	0.37%
Year Ended 10/31/19	1.000	0.016	(1)	0.000	(2)	(0.016)		1.000	1.61%
Year Ended 10/31/18	1.000	0.010	(1)	(0.000	)(2)	(0.010)		1.000	1.00%
Cash Management Class
Year Ended 10/31/22	$1.000	$0.007	(1)	$0.000	(2)	$(0.007)		$1.000	0.72%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.003	(1)	0.002		(0.005)		1.000	0.52%
Year Ended 10/31/19	1.000	0.019	(1)	0.000	(2)	(0.019)		1.000	1.96%
Year Ended 10/31/18	1.000	0.014	(1)	(0.000	)(2)	(0.014)		1.000	1.36%
Select Class
Year Ended 10/31/22	$1.000	$0.004	(1)	$0.000	(2)	$(0.004)		$1.000	0.42%
Year Ended 10/31/21	1.000	0.000	(1)(2)	0.000	(2)	(0.000	)(2)	1.000	0.01%
Year Ended 10/31/20	1.000	0.001	(1)	0.001		(0.002)		1.000	0.25%
Year Ended 10/31/19	1.000	0.013	(1)	0.000	(2)	(0.013)		1.000	1.30%
Year Ended 10/31/18	1.000	0.007	(1)	(0.000	)(2)	(0.007)		1.000	0.70%

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expenses		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/22	$44,234,518	0.13%		N/A		0.21%	0.76%	0.68%
Year Ended 10/31/21	52,515,537	0.06%		N/A		0.21%	0.01%	(0.14)%
Year Ended 10/31/20	45,646,654	0.18%		0.18%		0.21%	0.43%	0.40%
Year Ended 10/31/19	23,790,835	0.20%		N/A		0.21%	2.09%	2.08%
Year Ended 10/31/18	19,642,850	0.20%		N/A		0.21%	1.51%	1.50%
Institutional Select Class
Year Ended 10/31/22	$25,769	0.16	%(3)	N/A		0.26%	0.73%	0.63%
Year Ended 10/31/21	1,052,857	0.06	%(3)	N/A		0.26%	0.01%	(0.19)%
Year Ended 10/31/20	4,118,125	0.21	%(3)	0.21	%(3)	0.26%	0.40%	0.35%
Year Ended 10/31/19	398,934	0.25	%(3)	N/A		0.26%	2.04%	2.03%
Year Ended 10/31/18	189,558	0.25	%(3)	N/A		0.26%	1.46%	1.45%
Investor Class
Year Ended 10/31/22	$51	0.20	%(3)	N/A		0.31%	0.69%	0.58%
Year Ended 10/31/21	51	0.06	%(3)	N/A		0.31%	0.01%	(0.24)%
Year Ended 10/31/20	51	0.25	%(3)	0.25	%(3)	0.31%	0.37%	0.31%
Year Ended 10/31/19	51	0.30	%(3)	N/A		0.31%	1.99%	1.98%
Year Ended 10/31/18	39,323	0.30	%(3)	N/A		0.31%	1.41%	1.40%
Administrative Class
Year Ended 10/31/22	$16,684	0.22	%(3)	N/A		0.36%	0.67%	0.53%
Year Ended 10/31/21	18,968	0.06	%(3)	N/A		0.36%	0.01%	(0.29)%
Year Ended 10/31/20	2,024	0.27	%(3)	0.27	%(3)	0.36%	0.34%	0.25%
Year Ended 10/31/19	2,015	0.35	%(3)	N/A		0.36%	1.94%	1.93%
Year Ended 10/31/18	2,378	0.35	%(3)	N/A		0.36%	1.36%	1.35%
Advisory Class
Year Ended 10/31/22	$34,684	0.24	%(3)	N/A		0.46%	0.65%	0.43%
Year Ended 10/31/21	38,959	0.06	%(3)	N/A		0.46%	0.01%	(0.39)%
Year Ended 10/31/20	17,188	0.40	%(3)	0.40	%(3)	0.46%	0.21%	0.15%
Year Ended 10/31/19	42,143	0.45	%(3)	N/A		0.46%	1.84%	1.83%
Year Ended 10/31/18	12,489	0.45	%(3)	N/A		0.46%	1.26%	1.25%
Participant Class
Year Ended 10/31/22	$285	0.42	%(3)	N/A		0.71%	0.47%	0.18%
Year Ended 10/31/21	259	0.06	%(3)	N/A		0.71%	0.01%	(0.64)%
Year Ended 10/31/20	575	0.40	%(3)	0.40	%(3)	0.71%	0.21%	(0.10)%
Year Ended 10/31/19	629	0.70	%(3)	N/A		0.71%	1.59%	1.58%
Year Ended 10/31/18	234	0.70	%(3)	N/A		0.71%	1.01%	1.00%
Cash Management Class
Year Ended 10/31/22	$8,478	0.23	%(3)	N/A		0.36%	0.66%	0.53%
Year Ended 10/31/21	9,921	0.06	%(3)	N/A		0.36%	0.01%	(0.29)%
Year Ended 10/31/20	11,108	0.28	%(3)	0.28	%(3)	0.36%	0.33%	0.25%
Year Ended 10/31/19	18,758	0.35	%(3)	N/A		0.36%	1.94%	1.93%
Year Ended 10/31/18	51,187	0.35	%(3)	N/A		0.36%	1.36%	1.35%
Select Class
Year Ended 10/31/22	$51	0.53	%(3)	N/A		1.01%	0.36%	(0.12)%
Year Ended 10/31/21	51	0.06	%(3)	N/A		1.01%	0.01%	(0.94)%
Year Ended 10/31/20	51	0.54	%(3)	0.54	%(3)	1.00%	0.07%	(0.39)%
Year Ended 10/31/19	50	1.00	%(3)	N/A		1.01%	1.29%	1.28%
Year Ended 10/31/18	50	1.00	%(3)	N/A		1.01%	0.71%	0.70%

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/22	$1.0001	$0.0076	(1)	$(0.0014)		$(0.0062)		$1.0001	0.61%
Year Ended 10/31/21	1.0001	0.0001	(1)(2)	0.0000	(2)	(0.0001	)(2)	1.0001	0.01%
Year Ended 10/31/20	1.0001	0.0064	(1)	(0.0004	)(2)	(0.0060)		1.0001	0.60%
Year Ended 10/31/19	1.0000	0.0141	(1)	0.0001	(2)	(0.0141)		1.0001	1.43%
Year Ended 10/31/18	1.0000	0.0118	(1)	(0.0003	)(2)	(0.0115)		1.0000	1.16%
Institutional Select Class
Year Ended 10/31/22	$1.0001	$0.0072	(1)	$(0.0014)		$(0.0058)		$1.0001	0.59%
Year Ended 10/31/21	1.0001	0.0001	(1)(2)	0.0000	(2)	(0.0001	)(2)	1.0001	0.01%
Year Ended 10/31/20	1.0001	0.0060	(1)	(0.0004	)(2)	(0.0056)		1.0001	0.56%
Year Ended 10/31/19	1.0000	0.0136	(1)	0.0001	(2)	(0.0136)		1.0001	1.38%
Year Ended 10/31/18	1.0000	0.0113	(1)	(0.0003	)(2)	(0.0110)		1.0000	1.10%
Cash Management Class
Year Ended 10/31/22	$1.0001	$0.0067	(1)	$(0.0015)		$(0.0052)		$1.0001	0.52%
Year Ended 10/31/21	1.0002	0.0001	(1)(2)	(0.0001	)(2)	(0.0001	)(2)	1.0001	0.00	%(4)
Year Ended 10/31/20	1.0001	0.0054	(1)	(0.0003	)(2)	(0.0050)		1.0002	0.51%
Year Ended 10/31/19	1.0000	0.0126	(1)	0.0001	(2)	(0.0126)		1.0001	1.27%
Year Ended 10/31/18	1.0000	0.0103	(1)	(0.0003	)(2)	(0.0100)		1.0000	1.02%

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)	Ratio of Net Investment Income to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/22	$464,221	0.13%		0.39%	0.76%	0.50%
Year Ended 10/31/21	247,727	0.08%		0.34%	0.01%	(0.25)%
Year Ended 10/31/20	366,440	0.15%		0.29%	0.63%	0.49%
Year Ended 10/31/19	612,147	0.15%		0.27%	1.40%	1.28%
Year Ended 10/31/18	491,714	0.18%		0.33%	1.18%	1.03%
Institutional Select Class
Year Ended 10/31/22	$51	0.17	%(3)	0.44%	0.72%	0.45%
Year Ended 10/31/21	51	0.08	%(3)	0.39%	0.01%	(0.30)%
Year Ended 10/31/20	51	0.18	%(3)	0.34%	0.59%	0.43%
Year Ended 10/31/19	50	0.20	%(3)	0.32%	1.35%	1.23%
Year Ended 10/31/18	50	0.23	%(3)	0.38%	1.13%	0.98%
Cash Management Class
Year Ended 10/31/22	$3,447	0.22	%(3)	0.54%	0.67%	0.35%
Year Ended 10/31/21	4,670	0.08	%(3)	0.49%	0.01%	(0.40)%
Year Ended 10/31/20	4,816	0.25	%(3)	0.44%	0.53%	0.34%
Year Ended 10/31/19	7,435	0.30	%(3)	0.42%	1.25%	1.13%
Year Ended 10/31/18	11,805	0.33	%(3)	0.48%	1.03%	0.88%

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Notes to Financial Highlights

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.0005 per share.

(3)  Ratio of Expenses to Average Net Assets before and after Maximum Expense Ratios may vary among share classes by more or less than the administration plan, service and shareholder administration plan, distribution plan and/or shareholder services plan (the "plans") fees due to either (1) fluctuations in daily net asset amounts, (2) changes in the plans' fees during the period for each share class, (3) changes in the Funds' expense cap during the year, (4) waivers to the plans' fees for each share class, or (5) a combination of the previous points.

(4)  Amount is less than 0.005%.

(5)  Not annualized.

(6)  Annualized.

(7)  Commenced offering on May 4, 2021.

(8)  Commenced offering on March 29, 2022.

(9)  Commenced offering on October 4, 2022.

The accompanying notes are an integral part of the financial statements.

2022 Annual Report

October 31, 2022

Notes to Financial Statements

Morgan Stanley Institutional Liquidity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a Massachusetts business trust. The Trust is comprised of seven separate, active, diversified portfolios (individually referred to as a "Fund", collectively as the "Funds"). The Trust offers up to ten different classes of shares for certain Funds. Each Fund offers the Institutional Class, Institutional Select Class, Investor Class, Administrative Class, Advisory Class, Participant Class and Cash Management Class; the Select Class is only offered to Government, Treasury and Treasury Securities Portfolios, the CastleOak Shares Class is only offered to ESG Money Market, Government and Prime Portfolios and the Impact Class is only offered to Prime and Government Portfolios. The Trust applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. All classes of shares have identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares), dividend, liquidation and other rights.

The Investor Class and Administrative Class were fully redeemed during the month of October 2016 from the ESG Money Market Portfolio, Prime Portfolio and Tax-Exempt Portfolio and there were no shares outstanding as of October 31, 2022. In addition, during the month of October 2016, the Participant Class was fully redeemed from the Prime Portfolio and Tax-Exempt Portfolio and there were no shares outstanding as of October 31, 2022. During the month of November 2016, the Advisory Class was fully redeemed from the Tax-Exempt Portfolio and there were no shares outstanding as of October 31, 2022. Accordingly, no financial highlights have been presented for these classes. On March 29, 2022, the Prime and Government Portfolios commenced offering Impact Class shares. On October 4, 2022, the Prime Portfolio commenced offering CastleOak Shares Class.

ESG Money Market, Prime and Tax-Exempt Portfolios operate as "institutional money market funds," which require these Funds to have a floating NAV, rounded to the fourth decimal place. In addition, these Funds are permitted to impose a liquidity fee on redemptions or temporarily restrict redemptions if weekly liquid assets fall below required regulatory thresholds. These changes may affect the investment strategies, performance and operating expenses of these Funds. Government, Government Securities, Treasury and Treasury Securities Portfolios operate as "government money market funds," which allow these Funds to continue to seek a stable NAV. These Funds will not impose a liquidity fee or temporarily suspend redemptions in the event that weekly liquid assets fall below specified regulatory thresholds.

For detailed descriptions of the investment objectives of each of the Funds and other related information, please refer to the prospectuses of the Trust. Generally, the investment objective of the Funds is to seek preservation of capital, daily liquidity and maximum current income (exempt from federal income tax in the case of Tax-Exempt Portfolio).

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Government, Government Securities, Treasury and Treasury Securities: Portfolio securities are valued at amortized cost which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity; (2) ESG Money Market, Prime and Tax-Exempt: Portfolio securities are valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics; and (3) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the price is not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Trustees.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Trustees have designated the Trust's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2022 Annual Report

October 31, 2022

Notes to Financial Statements (cont'd)

2.  Repurchase Agreements: Certain Funds may enter into repurchase agreements under which a Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank, as custodian for the Trust, takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Funds, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

Certain Funds may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the Trust's custodian for investment companies advised by the Trust's Adviser. The Fund will participate on a pro-rata basis with the other investment companies in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Certain Fund's repurchase agreements are subject to Master Repurchase Agreements which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Trust, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statements of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the repurchase agreement reducing the net settlement amount to zero.

3.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

2022 Annual Report

October 31, 2022

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value each Fund's investments as of October 31, 2022:

ESG Money Market Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$43,647	$—	$43,647
Commercial Paper	—	551,832	—	551,832
Corporate Bonds	—	84,763	—	84,763
Floating Rate Notes	—	1,011,537	—	1,011,537
Repurchase Agreements	—	951,500	—	951,500
Time Deposits	—	427,000	—	427,000
Total Assets	$—	$3,070,279	$—	$3,070,279

Prime Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$79,993	$—	$79,993
Commercial Paper	—	2,384,098	—	2,384,098
Corporate Bonds	—	117,691	—	117,691
Floating Rate Notes	—	4,901,341	—	4,901,341
Repurchase Agreements	—	5,139,500	—	5,139,500
Time Deposits	—	2,036,000	—	2,036,000
Total Assets	$—	$14,658,623	$—	$14,658,623

Government Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreements	$—	$106,833,428	$—	$106,833,428
U.S. Agency Securities	—	7,676,956	—	7,676,956
U.S. Treasury Securities	—	19,921,563	—	19,921,563
Total Assets	$—	$134,431,947	$—	$134,431,947

Government Securities Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Agency Securities	$—	$3,667,627	$—	$3,667,627
Repurchase Agreement	—	3,185,000	—	3,185,000
U.S. Treasury Securities	—	1,541,587	—	1,541,587
Total Assets	$—	$8,394,214	$—	$8,394,214

Treasury Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreements	$—	$28,977,000	$—	$28,977,000
U.S. Treasury Securities	—	5,340,784	—	5,340,784
Total Assets	$—	$34,317,784	$—	$34,317,784

Treasury Securities Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Treasury Securities	$—	$53,844,808	$—	$53,844,808
Total Assets	$—	$53,844,808	$—	$53,844,808

Tax-Exempt Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Weekly Variable Rate Bonds	$—	$286,610	$—	$286,610
Daily Variable Rate Bonds	—	144,865	—	144,865
Commercial Paper	—	15,001	—	15,001
Closed-End Investment Company	—	11,400	—	11,400
Floating Rate Note	—	6,700	—	6,700
U.S. Agency Security	—	2,000	—	2,000
Total Assets	$—	$466,576	$—	$466,576

2022 Annual Report

October 31, 2022

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

4.  When-Issued/Delayed Delivery Securities: Certain Funds purchase and sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends are accrued and declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Trust with advisory services under the terms of an Investment Advisory Agreement, paid monthly, at the annual rates of the average daily net assets indicated below:

Fund	Advisory Fees
ESG Money Market	0.15%
Prime	0.15
Government	0.15
Government Securities	0.15
Treasury	0.15
Treasury Securities	0.15
Tax-Exempt	0.15

The Adviser has agreed to reduce its advisory fees, its administration fees and/or reimburse each Fund so that total annual operating expenses of each share class, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed the maximum expense ratios:

	Maximum Expense Ratios
Class	ESG Money Market	Prime		Government	Government Securities
Institutional Class	0.20%	0.20%		0.20%	0.20%
Institutional Select Class	0.25	0.25		0.25	0.25
Investor Class	0.30	0.30		0.30	0.30
Administrative Class	0.35	0.35		0.35	0.35
Advisory Class	0.45	0.45		0.45	0.45
Participant Class	0.70	0.70		0.70	0.45
Cash Management Class	0.35	0.35		0.35	0.35
Select Class	—	—		1.00	—
CastleOak Shares Class	0.20	0.20	*	0.20	—
Impact Class**	—	0.20		0.20	—
	Maximum Expense Ratios
Class	Treasury	Treasury Securities	Tax- Exempt
Institutional Class	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25
Investor Class	0.30	0.30	0.30
Administrative Class	0.35	0.35	0.35
Advisory Class	0.45	0.45	0.45
Participant Class	0.70	0.70	0.70
Cash Management Class	0.35	0.35	0.35
Select Class	1.00	1.00	—

*  Commenced offering on October 04, 2022.

**  Commenced offering on March 29, 2022.

The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Funds' prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratio of expenses to average net assets disclosed in the Funds' Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also

2022 Annual Report

October 31, 2022

Notes to Financial Statements (cont'd)

waive additional advisory fees and/or reimburse expenses to enable a Fund to maintain a minimum level of daily net investment income. For the year ended October 31, 2022, the Funds had advisory fees waived and/or certain expenses reimbursed as follows:

Fund	Advisory Fees Waived and/or Reimbursed (000)
ESG Money Market	$2,248
Prime	7,897
Government	127,295
Government Securities	12,192
Treasury	25,804
Treasury Securities	36,118
Tax-Exempt	613

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of each Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Trust.

The Administrator has agreed to reduce its administration fees to enable a Fund to maintain a minimum level of daily net investment income.

For the year ended October 31, 2022, the Funds had administration fees waived as follows:

Fund	Administration Fees Waived (000)
Government	$6,756
Government Securities	1,083
Treasury	884
Treasury Securities	1,483
Tax-Exempt	145

D. Administration Plan, Service and Shareholder Administration Plan, Distribution Plan and Shareholder Services Plan Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the distributor of the Trust.

The Trust has entered into an Administration Plan with respect to its Institutional Select Class, Investor Class and Administrative Class shares pursuant to which each class of shares will pay the Distributor a monthly fee at an annual rate of up to 0.05%, 0.10% and 0.15%, of the average daily net assets of each such class of shares, respectively, to compensate certain financial intermediaries who provide administrative services to shareholders.

The Trust has also entered into a Service and Shareholder Administration Plan with respect to its Advisory Class shares pursuant to which its Advisory Class shares pays the Distributor a monthly fee at an annual rate of up to 0.25% of the average daily net assets of such class of shares, to compensate certain financial intermediaries who provide administrative services, personal and account maintenance services to shareholders.

The Trust has also entered into a Distribution Plan with respect to its Participant Class, Cash Management Class and Select Class shares pursuant to which each class of shares will pay the Distributor a monthly distribution fee at an annual rate of up to 0.25%, 0.10% and 0.55% of the average daily net assets of such class of shares, respectively, to compensate certain service organizations for providing distribution related services to the Trust. The Distributor has agreed to waive for at least one year the distribution fee on the Participant Class of the Government Securities Portfolio to the extent it exceeds 0.10% of the average daily net assets on an annualized basis. For the year ended October 31, 2022, this waiver amounted to approximately $20,127,000.

The Trust has also entered into a Shareholder Services Plan with respect to its Participant Class, Cash Management Class and Select Class shares pursuant to which each class of shares will pay the Distributor a monthly service fee at an annual rate of up to 0.25%, 0.05% and 0.25% of the average daily net assets of each such class of shares, respectively, to compensate service organizations for providing administrative services to shareholders. The Distributor has agreed to waive for at least one year the shareholder service fee on the Participant Class of the Government Securities Portfolio to the extent it exceeds 0.15% of the average daily net assets on an annualized basis. For the year ended October 31, 2022, this waiver amounted to approximately $13,418,000.

The Distributor has agreed to reduce its distribution fees to enable a Fund to maintain a minimum level of daily net investment income for any class of shares in a Fund. For the year ended October 31, 2022, the Government Securities Participant Class waiver amounted to approximately $18,104,000.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's Dividend Disbursing and Transfer Agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services without compensation to the Trust with respect to certain direct transactions with the Trust.

2022 Annual Report

October 31, 2022

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Federal Income Taxes: It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Funds file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

	2022 Distributions Paid From:			2021 Distributions Paid From:
Fund	Ordinary Income (000)	Tax- Exempt Income (000)	Paid-in- Capital (000)	Ordinary Income (000)	Tax- Exempt Income (000)	Paid-in- Capital (000)
ESG Money Market	$35,366	$—	$—	$2,152	$—	$—
Prime	147,519	—	—	11,345	—	—
Government	1,362,663	—	—	32,498	—	—
Government Securities	66,898	—	—	1,162	—	—
Treasury	321,802	—	—	3,759	—	—
Treasury Securities	389,237	—	—	5,640	—	—
Tax-Exempt	31	2,172	—	—	28	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of distribution payable and/or deferred compensation.

Permanent differences are due to equalization debits. These resulted in the following reclassifications among the Funds' components of net assets at October 31, 2022:

Fund	Total Accumulated Loss (000)	Paid-in- Capital (000)
ESG Money Market	$(334)	$334
Prime	(1,433)	1,433
Government	(2,134)	2,134
Government Securities	(101)	101
Treasury	(933)	933
Treasury Securities	(839)	839

At October 31, 2022, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income (000)	Tax- Exempt Income (000)	Undistributed Long-term Capital Gain (000)
ESG Money Market	$1,736	$—	$—
Prime	13,223	—	—
Government	164,273	—	—
Government Securities	630	—	—
Treasury	33,396	—	—
Treasury Securities	40,532	—	—
Tax-Exempt	—	92	—

At October 31, 2022, the following Funds had available for federal income tax purposes unused short-term and/or long-term capital losses that do not have an expiration date:

Fund	Short-term Losses (No Expiration) (000)	Long-term Losses (No Expiration) (000)
ESG Money Market	$1,143	$—
Prime	16,470	—
Government	24,907	319
Government Securities	1,599	—
Treasury	6,890	—
Treasury Securities	1,554	—
Tax-Exempt	2	—

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Funds for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended October 31, 2022, the following Funds utilized capital loss carryforwards for U.S. federal income tax purposes of approximately:

Fund	Capital Loss Carryforward Utilized (000)
Prime	$49

H. Transactions with Affiliates: The Funds are permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client

2022 Annual Report

October 31, 2022

Notes to Financial Statements (cont'd)

accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended October 31, 2022, Tax-Exempt Portfolio engaged in cross-trade purchases of approximately $7,800,000 and sales of approximately $2,400,000, which resulted in no net realized gains or losses.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Funds.

I. Other: At October 31, 2022, certain Funds had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Funds. These Funds and the aggregate percentage of such owners were as follows:

Fund	Percentage of Ownership
ESG Money Market	92.0%
Prime	33.4
Government	49.8
Government Securities	90.0
Treasury	47.7
Treasury Securities	64.2
Tax-Exempt	94.4

J. Market Risk: Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. The continued outbreak of the coronavirus ("COVID-19") and the recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

K. LIBOR Discontinuance or Unavailability Risk: LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The Financial Conduct Authority (the "FCA"), which is the regulatory authority that oversees financial services firms, financial markets in the U.K. and the administrator of LIBOR, announced that, after the end of 2021, one-week and two-month U.S. Dollar LIBOR and all non-U.S. Dollar LIBOR settings have either ended or are no longer representative of the underlying market they seek to measure. The FCA also announced that the most commonly used U.S. Dollar LIBOR settings, may continue to be provided on a representative basis until mid-2023. However, in connection with supervisory guidance from regulators, some regulated entities may no longer enter into most new LIBOR-based contracts. As a result of the foregoing, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain derivatives and other instruments or investments comprising some or all of the Fund's portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to establish new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund's investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant

2022 Annual Report

October 31, 2022

Notes to Financial Statements (cont'd)

uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Although state and federal statutes have been enacted to address difficult LIBOR transition issues, the application and effect of these statutes are uncertain. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR is still developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund's investments (including their volatility, value and liquidity) and, as a result, the performance or NAV.

L. Results of Special Meeting of Shareholders (unaudited): On March 31, 2022, a special meeting of the Trust's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees by all shareholders:

	For	Against
Frances L. Cashman	146,565,953,332	1,045,672,567
Nancy C. Everett	146,460,441,797	1,151,184,102
Eddie A. Grier	146,582,469,467	1,029,156,432
Jakki L. Haussler	146,366,117,227	1,245,508,672
Patricia A. Maleski	146,596,540,452	1,015,085,447

M. Subsequent Event: Effective on or about January 23, 2023, the ESG Money Market Portfolio will operate as a "retail money market fund," as defined in Rule 2a-7 under the Act. A "retail money market fund" is defined as a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a result, investments in the Fund will be limited to shareholder accounts beneficially owned by natural persons.

2022 Annual Report

October 31, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Liquidity Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Morgan Stanley Institutional Liquidity Funds (the "Trust") (comprising, ESG Money Market Portfolio, Prime Portfolio, Government Portfolio, Government Securities Portfolio, Treasury Portfolio, Treasury Securities Portfolio, and Tax-Exempt Portfolio) (collectively referred to as the "Funds"), including the portfolios of investments, as of October 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Morgan Stanley Institutional Liquidity Funds at October 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Boston, Massachusetts
December 27, 2022

2022 Annual Report

October 31, 2022

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Funds. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Funds. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Funds and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Funds

The Board reviewed the performance, fees and expenses of the Funds compared to their peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Funds. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2021, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performances of the ESG Money Market, Prime and Government Portfolios were better than their peer group averages for the one-, three- and five-year periods.

The Board noted that the performances of the Government Securities and Tax-Exempt Portfolios were better than their peer group averages for the three- and five- year periods but below their peer group averages for the one-year period.

The Board noted that the performances of the Treasury and Treasury Securities Portfolios were better than their peer group averages for the three- and five- year periods but equal to their peer group averages for the one-year period.

Performance Conclusions

With respect to all of the Funds, after discussion, the Board concluded that performance was competitive with their peer group averages.

Fees and Expenses

The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Funds relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Funds' total expense ratios. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps.

The Board noted that, for the ESG Money Market Portfolio, the management fee was higher than its peer group average and the total expense ratio was higher than but close to its peer group average.

2022 Annual Report

October 31, 2022

Investment Advisory Agreement Approval (unaudited) (cont'd)

The Board noted that, for the Prime Portfolio, the contractual management fee was higher than but close to its peer group average and the actual management fee and total expense ratio were lower than its peer group averages.

The Board noted that, for the Government Portfolio, the contractual management fee was higher than its peer group average and the actual management fee and total expense ratio were lower than its peer group averages.

The Board noted that, for the Government Securities Portfolio, the management fee and total expense ratio were lower than its peer group averages.

The Board noted that, for the Tax-Exempt Portfolio, the contractual management fee was higher than but close to its peer group average and the actual management fee and total expense ratio were lower than its peer group averages.

The Board noted that, for the Treasury Portfolio, the contractual management fee was higher than but close to its peer group average and the actual management fee and the total expense ratio were lower than its peer group averages.

The Board noted that, for the Treasury Securities Portfolio, the contractual management fee was higher than its peer group average and the actual management fee and total expense ratio were lower than its peer group averages.

Fee and Expense Conclusion

With respect to the ESG Money Market Portfolio, after discussion, the Board concluded that the management fee was acceptable and the total expense ratio was competitive with its peer group averages.

With respect to, Government, Government Securities, Prime, Tax-Exempt, Treasury and Treasury Securities Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were competitive with their peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Funds and how that relates to the Funds' total expense ratios and particularly the Funds' management fee rates (which for all the Funds do not include breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Funds and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of each Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Funds and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Funds and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

2022 Annual Report

October 31, 2022

Investment Advisory Agreement Approval (unaudited) (cont'd)

Resources of the Adviser and Historical Relationship Between the Funds and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Funds and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Funds' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Funds to continue their relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Funds' Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Funds' business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Funds in particular including, among other information, the pandemic's current and expected impact on the Funds' performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of each Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

2022 Annual Report

October 31, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Fund during the taxable year ended October 31, 2022.

Each of the applicable Funds designated the following percentages of its income dividends as tax-exempt dividends:

Fund	Tax-Exempt Percentage
Tax-Exempt	98.58%

At October 31, 2022, the following Funds designated some of its distributions paid as business interest income:

Fund	Business Interest Income (000)
ESG Money Market	$78
Prime	561
Government	2,516
Government Securities	23
Treasury	387
Treasury Securities	536

For federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Fund for the taxable year ended October 31, 2022.

Each of the applicable Funds may designate up to a maximum of the following amounts as qualifying as interest-related dividends and short-term capital gain dividends:

Fund	Interest Related Dividends	Short-Term Capital Gain Dividends
ESG Money Market	$35,366,391	$—
Prime	147,518,586	—
Government	1,362,662,910	—
Government Securities	66,899,717	—
Treasury	321,801,372	—
Treasury Securities	389,237,063	—
Tax-Exempt	2,203,229	—

In January, each applicable Fund provides tax information to shareholders for the preceding calendar year.

2022 Annual Report

October 31, 2022

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

2022 Annual Report

October 31, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are
Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)
What we do
How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

2022 Annual Report

October 31, 2022

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions
Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker/dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market
Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

2022 Annual Report

October 31, 2022

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				79

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Trustee since March 2022	Chief Executive Officer, Asset Management Division, Euromoney Institutional Investor PLC (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	80

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	79	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

2022 Annual Report

October 31, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Trustee since March 2022	Dean, Santa Clara University Leavey School of Business (since April 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	80

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (since 2012); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

2022 Annual Report

October 31, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairperson of the Audit Committee (January 2023) Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director, Barnes Group Inc. (since July 2021); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	79	Director of NVR, Inc. (home construction).

2022 Annual Report

October 31, 2022

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (October 2006-December 2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	80	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				79	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	Trustee, Nutley Family Service Bureau, Inc. (since January 2022).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	79	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

2022 Annual Report

October 31, 2022

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Trust's statement of additional information includes further information about the Trust's Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im/liquidityshareholderreports or upon request by calling 1 (888) 378-1630.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/liquidityshareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. However, the holdings for each money market fund are posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

The Trust's Statement of Additional Information contains additional information about the Trust, including its Trustees. It is available, without charge, by calling toll free at 1 (888) 378-1630.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (888) 378-1630 or by visiting our website at www.morganstanley.com/im/liquidityshareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Liquidity Funds, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/liquidityshareholderreports or call toll free 1 (888) 378-1630.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (888) 378-1630, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2022 Morgan Stanley. Morgan Stanley Distribution, Inc.

MSILFANN
5248248 EXP 12.31.23

Item 2. Code of Ethics.

(a)            The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)            No information need be disclosed pursuant to this paragraph.

(c)            Not applicable.

(d)            Not applicable.

(e)            Not applicable.

(f)

(1)            The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)            Not applicable.

(3)            Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Jakki L. Haussler, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2022

	Registrant		Covered Entities(1)
Audit Fees	$259,000		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$13,150,465	(5)
Total Non-Audit Fees	$—		$13,150,465

Total	$259,000		$13,150,465

2021

	Registrant		Covered Entities(1)
Audit Fees	$244,342		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$25,983,885	(5)
Total Non-Audit Fees	$—		$25,983,885

Total	$244,342		$25,983,885

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h)  The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A

Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)

	*	*

Pre-Approved Audit-Related Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service	Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000 PwC	N/A
Identification of Passive Foreign Investment Companies PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$175,000 PwC $125,000 PwC	* *

Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)

	$500,000 PwC	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2022/2023 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser or investment banking services

●	Legal services

●	Expert services unrelated to the audit

(i)	Not Applicable.

(j)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Nancy C. Everett, Eddie A. Grier and Jakki L. Haussler.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 Certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Liquidity Funds

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

December 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

December 15, 2022

/s/ Francis J. Smith

Francis J. Smith

Principal Financial Officer

December 15, 2022